UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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McDonald’s Corporation

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2025

Notice of Annual Shareholder's Meeting and Proxy Statement

27

Dear McDonald’s Shareholders, Colleagues, Crew Members, Franchisees and Customers,

I am writing to you for the first time as Chairman of McDonald’s Corporation, a position I am deeply honored and humbled to hold. Guided by our values, I am grateful for the opportunity to lead this extraordinary company alongside a dedicated Board of Directors, a talented senior leadership team, and a world-class System made up of the best Franchisees, Suppliers, and Employees.

BUILDING UPON A LEGACY OF INNOVATION AND LEADERSHIP

Our founder, Ray Kroc, opened the first McDonald's in Des Plaines, Illinois, on April 15, 1955, revolutionizing the way people experienced quick-service dining. From those humble beginnings, we have grown into a global icon, serving about 70 million customers daily in over 100 countries. But our 70-year legacy is not just about longevity; it’s about leadership. McDonald’s has continuously set the standard for innovation in our industry, including pioneering the Drive Thru, advancing menu innovation, and embracing digital transformation to enhance the restaurant experience.

While this past year presented various external challenges, McDonald’s proved once again that our foundation is strong, with our innovative spirit, our commitment to our customers, and our ambition to lead the industry with quality, service, value, and convenience at the forefront. Guided by Accelerating the Arches, we made significant progress on strategic initiatives. We gained share across our core menu. We grew our digital footprint. And we added new restaurants at a rate faster than we have in decades. Our financial performance in 2024 reflects our continued strength and relevance as well as the success of our strategic initiatives. This success is built on the strength of our three-legged stool: the essential partnership between McDonald’s, our franchisees, and our suppliers.

Yet, our ultimate advantage lies in our restaurant experience. In a demanding QSR industry, we have an opportunity to capture even more share across our core menu categories. We recently announced an evolution in our corporate structure, introducing our new Restaurant Experience Team. This team will include Operations, Supply Chain, Franchising, Development, Restaurant Design, Delivery and Speedee Labs, alongside three new global Category Management teams for Beef, Chicken and Beverage/Dessert. Bringing these initiatives together under one umbrella will facilitate horizontal ways of working and more integrated strategies across our menu categories, while enabling an end-to-end approach to the restaurant that drives guest count-led growth and improves the McDonald’s experience.

McDonald’s ability to anticipate and respond to change has always been a key strength, ensuring our resilience and positioning us for future success amid macroeconomic uncertainty. As consumer expectations evolve, we will continue to innovate while staying true to what makes us uniquely McDonald’s: great food, exceptional value, and an inclusive environment that welcomes all.

2

Chairman’s Letter

LEADERSHIP AT EVERY LEVEL: GOVERNANCE BUILT FOR THE FUTURE

Strong corporate governance is fundamental to delivering long-term value, and our Board of Directors remains steadfast in overseeing strategy, risk management, talent development, and initiatives that drive sustainable impact and reinforce our position as a responsible business leader.

After years of dedicated service, John Mulligan will be retiring from the Board at the upcoming Annual Shareholders’ Meeting. John joined the Board in August 2015, bringing valuable expertise in brand management, consumer-centric business operations, and finance. During his tenure, he served on several Board Committees, including as Chairman of the Audit & Finance Committee and former Public Policy & Strategy Committee. McDonald’s is stronger today thanks to his leadership and commitment to the company.

Today, our Board reflects a broad range of backgrounds and experiences, reinforcing our ability to navigate complexity, seize opportunities, and uphold the highest standards of integrity and accountability. Our Board will continue to evolve to meet the needs of our dynamic business and customers. As part of our ongoing refreshment strategy, we’ve continued to bring in unique perspectives and expertise to ensure we are well-positioned for the future, including the appointment of five new directors since 2022. I have the utmost confidence that we have, and will continue to have, the right leaders at the helm to build upon our legacy.

OUR FUTURE IS GOLDEN

Thanks to the strength of our System, McDonald’s is well positioned to seize the opportunities before us and shape the future of our industry.

To our shareholders, thank you for your continued trust. To our franchisees and suppliers, your partnership is invaluable. And to our employees, your passion and dedication are the heart of our success.

Together, we are writing the next great chapter of McDonald’s history. Here’s to the next 70 years of leadership and impact.

Sincerely,

Chris Kempczinski

Chairman and CEO

2025 Proxy Statement	3

To McDonald’s Corporation Shareholders:

We will provide this Notice, the accompanying Proxy Statement, our 2024 Annual Report on Form 10-K and the form of proxy card, or the Notice of Internet Availability of Proxy Materials, beginning on or about April 7, 2025, to shareholders of record as of March 24, 2025.

DATE AND TIME	VIRTUAL MEETING ONLY

May 20, 2025 9:00 a.m. Central Time	We will have a virtual meeting at www.cesonlineservices.com/mcd25_vm

At our 2025 Annual Shareholders’ Meeting, you will be asked to vote upon the following proposals:

PROPOSAL		BOARD’S RECOMMENDATION
	Election of 11 Directors to Serve Until our 2026 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	each of our Board’s Director nominees
Advisory Vote to Approve Executive Compensation
Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2025

Advisory Vote on Three Shareholder Proposals, Each Only If Properly Presented.
each shareholder proposal

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of our Board.

4

Notice of 2025 Annual Shareholders’ Meeting

Voting Information:

YOUR VOTE IS IMPORTANT.

Carefully review the proxy materials and vote your shares as promptly as possible, even if you plan to attend the virtual meeting.

Follow the instructions to the right to ensure your vote is received by 10:59 p.m. Central Time on May 19, 2025.

Internet: Visit the website shown on your proxy card

Telephone: Dial (800) 690-6903 (toll-free, 24/7)

Mail: If you received a proxy card or voting instruction form by mail, mark, date, sign and return it in the postage-paid envelope furnished for that purpose

Registered shareholders (who hold shares through our transfer agent, Computershare) and beneficial owners (who hold shares through a bank or brokerage account) may vote using one of the options noted above.

If you have questions or require assistance with voting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: +1 (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

How to Attend Our Virtual 2025 Annual Shareholders’ Meeting:

Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. See “Meeting Logistics” on page 97. Only shareholders of record as of March 24, 2025 may attend the virtual meeting.

By order of our Board of Directors,

Jeffrey J. Pochowicz

Vice President, Associate General Counsel and Corporate Secretary

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON MAY 20, 2025

This notice, the accompanying Proxy Statement and our 2024 Annual Report on Form 10-K are available free of charge at www.proxyvote.com.

2025 Proxy Statement	5

6

This summary highlights important information about McDonald’s Corporation (the “Company”), as well as other matters discussed elsewhere in this Proxy Statement. You should carefully review this entire Proxy Statement. We encourage you to vote as promptly as possible to ensure that your views are reflected, even if you plan to attend our virtual 2025 Annual Shareholders’ Meeting.

About McDonald’s

2024 Performance

While the Company’s performance in 2024 fell short of our expectations, the McDonald’s system showed both resilience and responsiveness against a challenging industry backdrop. We stayed focused on our customers, acted swiftly when appropriate and continued to operate our restaurants at a high level. We remain confident that Accelerating the Arches remains the right strategy for our success.

We continue to make progress by focusing on what’s within our control, including offering value and affordability around the world, continuing to introduce exciting menu innovations, and leaning into the One McDonald’s Way approach to marketing by driving brand strength, reinforcing our cultural relevance and connecting with customers and crew in meaningful ways.

Company Values

We are guided by the five core values depicted below, which were defined as part of our Accelerating the Arches growth strategy with input from employees, franchisees, suppliers, and customers on what makes them proud to be part of our McFamily. We believe our people all around the world set us apart and bring these values to life on a daily basis. Our philosophy of “doing the right thing,” which is enshrined in our core values, guides not only the way we conduct our business, but also how we fulfill our broader role in the communities we serve.

Serve	Inclusion	Integrity	Community	Family
We put our customers and people first	We open our doors to everyone	We do the right thing	We are good neighbors	We get better together

2025 Proxy Statement	7

Proxy Summary

Accelerating the Arches

In late 2023, we shared evolution of our successful Accelerating the Arches growth strategy. This continues to be the right playbook to allow us to continue building on our inherent competitive advantages of size, scale, agility, and the power of our brand. Accelerating the Arches also focuses on the imperative that we deliver across five critical areas: our purpose to feed and foster communities; our mission to create delicious feel-good moments for everyone; our core values described under “Company Values” on page 7; our MCD growth pillars depicted below; and our technology platforms, which, along with the foundations of running great restaurants, empowering our people and modernizing our ways of working, will extend our leadership position and unlock new growth opportunities and efficiencies for our business over the long-term.

Accelerating the Arches

Strategic Plan

Our Purpose

Feed and foster communities

Our Mission

Making delicious feel-good moments easy for everyone

Our Values

- **Serve:** We put our customers and people first
- **Inclusion:** We open our doors to everyone
- **Integrity:** We do the right thing
- **Community:** We are good neighbors
- **Family:** We get better together

Our Growth Pillars

Maximize our Marketing
- Brand
- Affordability

Commit to the Core
- Burger
- Chicken
- Coffee

Double Down on the 4Ds
- Delivery
- Digital
- Drive Thru
- Development

Our Platforms

Consumer: One of the world's largest consumer platforms to fuel engagement

Restaurant: Easiest and most efficient restaurant operating platform

Company: Modern company platform that unlocks speed and innovation

In 2024, our unwavering focus on the M-C-D growth pillars promoted executional excellence while driving growth. Our marketing efforts helped us to strengthen our leadership in value and affordability, while our core menu remained the heart of our business. Our 4D’s also drove growth and future opportunities, as we continue to expand our digital and development footprints.

We also expect to continue to realize incremental benefits as our three strategic technology platforms – consumer, restaurant, and company – are deployed in additional markets. These platforms expand our leverage of our physical and digital competitive advantages, drive operating efficiency, and unlock speed and innovation throughout the organization.

We believe Accelerating the Arches will continue to build on our historic strengths, while investing in innovations to enhance the customer experience and deliver long-term growth. More information on Accelerating the Arches and our purpose, mission and values can be found in our 2024 Annual Report on Form 10-K, as well as on the “Our Mission & Values” section of our website at https://corporate.mcdonalds.com/corpmcd/our-company/who-we-are/our-values.html.

8

Proxy Summary

Governance Highlights

Board & Governance Practices(1)

Our Board’s commitment to strong corporate governance is highlighted by the following practices:

●
All Director nominees except the CEO are independent
●
All standing Committees are independent (except Executive Committee, chaired by our CEO)
●
Regular executive sessions of independent Directors
●
Annual election of all Directors
●
Majority voting standard for uncontested Director elections
●
Ongoing Board assessment and refreshment led by our Governance Committee
●
Tenure limitation for non-management directors

●
Regular succession planning at the CEO and executive management levels and effective leadership transitions, as appropriate
●
No supermajority voting provisions
●
No “poison pill” (shareholder rights plan)
●
Board access to independent advisors
●
Meaningful limitations on Directors’ service on other boards
●
Proxy access for Director candidates nominated by shareholders reflecting standard market practices

●
Annual Board self-evaluation
●
Ability for shareholders to call special meetings
●
Robust Director stock ownership requirements
●
No Director hedging/pledging of Company stock
●
Public disclosure of corporate political contributions and certain trade association memberships
●
Significant shareholder outreach and engagement program

(1)	Reflects the recent changes summarized under “Board Composition & Refreshment” on page 32.

Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed a robust shareholder engagement program that helps us better understand shareholder priorities and perspectives, gives us an opportunity to elaborate on our initiatives and fosters constructive dialogue. Since last year’s Annual Shareholders’ Meeting, we have conducted outreach to shareholders representing approximately 43% of our outstanding shares of common stock. Members of management and our independent Directors participate in our engagements.

Shareholder feedback received through direct discussions and prior shareholder votes, as well as engagement with proxy advisory firms that represent the interests of a wide array of shareholders, is reported to our Governance Committee and other relevant Committees periodically throughout the year. We also review our practices against guidelines published by shareholders and proxy advisory firms.

Areas of focus for our 2024–2025 shareholder engagement program included:

● Board oversight, governance, leadership structure, composition, tenure and refreshment ● Company values and culture ● Executive compensation ● Business strategy and initiatives
●
Our Global Impact initiatives, including those relating to climate change and animal health and welfare
●
Our human capital management initiatives, including those relating to inclusion and safe and respectful workplaces

Board Leadership

Our Board believes it is important to retain flexibility to determine its optimal leadership structure in light of a variety of factors at any given time, including the particular composition of the Board as well as the specific needs and opportunities of the Company. With any leadership structure, it is critically important to have a strong relationship between the independent Directors and management.

2025 Proxy Statement	9

Proxy Summary

In 2024, the Board determined that a combined Chairman/Chief Executive Officer structure is in the best interests of the Company and its shareholders at this time. Christopher Kempczinski assumed the role of Chairman of the Board following the 2024 Annual Shareholders’ Meeting.

This leadership transition was the result of robust succession planning and thoughtful deliberation by the full Board. In appointing Mr. Kempczinski as Chairman, the Board considered his development and leadership of our successful Accelerating the Arches strategy; his commitment to our employees, franchisees, suppliers and shareholders; his demonstrated track record of successfully navigating through multiple complex issues; and the Board’s confidence in his ability to guide McDonald’s through the next stage of growth.

The Board recognizes that, with a combined Chairman and Chief Executive Officer structure, it is imperative to have a strong Lead Independent Director with a clearly defined set of responsibilities. These responsibilities have been incorporated into our Corporate Governance Principles. Following the 2024 Annual Shareholders’ Meeting, Miles White, Chairman of the Board’s Governance Committee, became the Lead Independent Director. Mr. White’s extensive experience leading global and complex organizations and comprehensive knowledge of our business uniquely qualify him to guide the Board in its oversight of the Company and to foster open dialogue among our independent Directors and management.

Please refer to “Board Leadership” on page 31 for more information on the Board’s process and these changes to the Board’s leadership structure.

Board Composition & Refreshment

Our Board is committed to ongoing Board refreshment, as it believes there should be an appropriate balance of continuity and institutional knowledge, together with fresh perspectives, among our Directors. Following the Board and Committee refreshment summarized below, five new Director nominees have joined our Board since 2022. See “Board Composition & Refreshment” on page 32 for more information.

2022
●
Four new independent Directors were elected to our Board:
o
Anthony Capuano, President and CEO of Marriott International, Inc. (see page 20)
o
Kareem Daniel, former Chairman of Disney Media & Entertainment Distribution (see page 21)
o
Jennifer Taubert, EVP and Worldwide Chairman, Innovative Medicine at Johnson & Johnson (see page 27)
o
Amy Weaver, incoming CEO of Direct Relief (see page 29)
●
One independent Director (Sheila Penrose) retired from our Board
●
Committee membership and leadership were refreshed, including:
o
Catherine Engelbert was named the Audit & Finance Committee Chair
o
John Mulligan was named the Public Policy & Strategy Committee Chair
o
Paul Walsh was named the Sustainability & Corporate Responsibility Committee Chair

2023	● Three independent Directors retired from our Board: o Robert Eckert, John Rogers, Jr., and Richard Lenny ● Lloyd Dean was named the Compensation Committee Chair

2024
●
Our independent Chairman (Enrique Hernandez, Jr.) retired from our Board
●
One new independent Director (Michael Hsu) was elected to our Board (see page 25)
●
Committee membership and structure were refreshed, including:
o
Elimination of the Public Policy & Strategy Committee
o
Evolution of the Social & Corporate Responsibility Committee (now the Corporate Responsibility Committee)
●
Board leadership and structure were refreshed, including:
o
Christopher Kempczinski was appointed Chairman
o
Miles White was appointed Lead Independent Director

2025	● One independent Director (John Mulligan) is retiring from our Board and will not stand for re-election at our 2025 Annual Shareholders’ Meeting

10

Proxy Summary

The following graphics reflect our Board’s current composition. These changes demonstrate our Board’s commitment to balance tenure and refreshment and ensure an appropriate mix of skills, experiences and perspectives is represented on our Board and its Committees. In addition to providing a productive combination of institutional knowledge and experience with fresh perspectives, our Board believes having both newer and longer-tenured Directors provides Directors with the opportunity to collaborate in a way that allows for smoother role and responsibility transitions.

+5	91%
5 of 11 Director nominees joined our Board since 2022	10 of 11 Directors are independent (all except our CEO)

TENURE OF DIRECTOR NOMINEES	BOARD DEMOGRAPHICS

Our Board is keenly focused on ensuring that our Directors represent a wide range of backgrounds, viewpoints, perspectives and experiences to support the demands of our global business and better understand the needs and desires of our customers, franchisees and suppliers around the world. See “Board Demographics” on page 33 for more information.

Talent Management & Executive Succession Planning

Our talent management and executive succession planning are important components of our business strategy. Attracting, developing and retaining talent is key to our ability to continue to drive long-term sustainable growth. We endeavor to ensure a deep candidate pool for our general workforce. In addition, our Board regularly reviews short- and long-term succession plans for our CEO and other senior leaders. In doing so, our Directors identify the skills, experiences, and attributes they believe are required to be an effective leader in light of our global business strategies, opportunities and challenges. These talent management and succession planning processes are designed to prepare us for expected transitions, such as those arising from promotions, retirements and other role changes, as well as unexpected departures.

Several senior leadership transitions occurred in the last year, which we believe demonstrates the effectiveness of our talent management and executive succession planning processes:

TIFFANIE BOYD	Marion Gross	Gillian McDonald	MANUEL JM STEIJAERT

who has served McDonald's for four years, previously as SVP and Chief People Officer for McDonald’s USA, became our new EVP and Global Chief People Officer effective August 19, 2024	who served McDonald’s for 30 years, most recently as EVP – Global Chief Supply Chain Officer, retired effective April 1	who has served McDonald’s for over ten years, most recently as EVP and President, International Operated Markets, will become our new EVP – Global Chief Restaurant Experience Officer effective May 1	who has served McDonald’s for more than 20 years, most recently as EVP – Global Chief Customer Officer, will become EVP – President, IOM effective May 1

2025 Proxy Statement	11

Proxy Summary

Overview of Director Nominees

The following table provides an overview of the 11 Directors who are standing for re-election at our 2025 Annual Shareholders’ Meeting. See “Proposal 1: Election of Directors” on page 18 for more information.

	BOARD TENURE		STANDING COMMITTEE MEMBERSHIP					OTHER PUBLIC COMPANY BOARDS
NAME		INDEPENDENT	AFC	CC	GC	CRC	EC
Anthony Capuano President and CEO Marriott International, Inc.	2 years							1
Kareem Daniel Former Chairman Disney Media & Entertainment Distribution	2 years							0
Lloyd Dean Chief Executive Emeritus and Founding Executive CommonSpirit Health	9 years							2
Catherine Engelbert Commissioner Women’s National Basketball Association	5 years							1
Margaret Georgiadis Co-Founder and CEO Montai Therapeutics	10 years							1
Michael Hsu Chairman and CEO Kimberly-Clark Corporation	1 year							1
Christopher Kempczinski Chairman, President and CEO McDonald’s Corporation	5 years							1
Jennifer Taubert EVP, Worldwide Chairman, Innovative Medicine Johnson & Johnson	2 years							0
Paul Walsh Executive Chairman McLaren Group Limited	6 years							2
Amy Weaver Incoming CEO[1] Direct Relief	2 years							0
Miles White Former Executive Chairman Abbott Laboratories	16 years							0

AFC:	Audit & Finance Committee	CRC:	Corporate Responsibility Committee		Member
CC:	Compensation Committee	EC:	Executive Committee		Committee Chair
GC:	Governance Committee			F	Financial Expert

1 Ms. Weaver is expected to become the CEO on May 5, 2025.

12

Proxy Summary

Our Purpose & Impact Overview

We drive impact by living our purpose, which is to feed and foster communities. Our Impact Strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection. Recent highlights within each of these areas are noted below.

More information can be found under “Our Purpose & Impact” on page 42, as well as on the “Our Purpose & Impact” section of our website at https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html. In addition, we released our 2023–2024 Purpose & Impact Report in August 2024, which highlights our priorities and progress across all four focus areas. The report is available on the “Our Purpose & Impact” section of our website.

Our Planet
●
In 2023, more than 88% of restaurants in markets with advanced infrastructure offered guests the opportunity to recycle and/or compost packaging items.
●
Over 99% of sourced volumes supported a deforestation-free supply chain in 2023 across our primary commodities (beef, soy for chicken feed, palm oil, coffee and fiber used in guest packaging).

Jobs, Inclusion & Empowerment
●
As of year-end 2023, the Archways to Opportunity® program had awarded over $200 million in tuition assistance to restaurant staff.
●
Results of the 2024 pay gap analysis showed that women globally in Company-owned and operated markets were paid 99.93 cents on the dollar in base pay on average of what men were paid for similar work.

Food Quality & Sourcing
●
In 2023, we featured water, milk or juice as the Happy Meal beverage, and fruit, vegetable or dairy items as one of the Happy Meal sides in 100% of the ads the Company directed to children across our 20 major markets.
●
Over 60,000 food safety audits were conducted at McDonald’s restaurants in 2023.

Community Connection
●
As of December 2023, we have achieved our Youth Opportunity goal ahead of our target year, with 2.2 million young people having participated in training programs and/or been hired in McDonald’s Company-owned and operated or participating franchisee restaurants.
●
The Company, along with its franchisees and customers, donated approximately $212 million to Ronald McDonald House Charities in 2023, helping the charity provide approximately 2.7 million overnight stays for RMHC families around the world.

2025 Proxy Statement	13

Proxy Summary

Executive Compensation Highlights

Our executive compensation program supports the following long-standing guiding principles, each of which drives the design, implementation, and risk profile of our compensation program:

Pay for performance	Drive business results with a focus on creating long-term shareholder value	Pay competitively

Performance-Based Compensation Philosophy

Our executives’ compensation opportunity is predominantly performance-based, consisting of both annual and long-term incentive awards subject to rigorous performance thresholds, as reflected in the following graphics:

*

These graphics represent our CEO’s and other named executive officers’ target total direct compensation for 2024, using their salaries, target Short-Term Incentive Plan (“STIP”) payouts and Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) values for equity awards granted in 2024.

Our Compensation Practices

WHAT WE DO	WHAT WE DO NOT DO
Strong pay-for-performance alignment	Employment agreements
Robust performance targets, and payouts under our incentive plans can vary significantly based on Company performance	Change in control agreements
Performance metrics support our growth strategy and are designed to align interests of management with interests of shareholders	Tax gross-ups on perquisites**
Majority of total direct compensation paid over the long term	Granting discounted stock options
Robust stock ownership and retention requirements	Repricing of stock options
Clawback provisions in equity agreements and STIP	Backdating of stock options
Independent compensation consultant	Encourage unreasonable risk-taking
Double-trigger change in control equity provisions	Hedging or pledging of Company stock
Annual compensation peer group review	Excessive perquisites
Annual “Say-on-Pay” vote	** Other than standard relocation or expatriation benefits

14

Proxy Summary

Executive Compensation Program Summary for 2024

The following graphic depicts our key compensation elements and percentage of direct CEO pay opportunity for 2024:

Base Salary
● Based on competitive considerations, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses

+
PERFORMANCE-BASED	Short-Term Incentive Plan
	Operating Income Growth (40%)	Systemwide Sales Growth (30%)	New Restaurant Openings (15%)	Strategic Scorecard (15%)
	● Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow	● Systemwide sales is an important metric in a franchise business, as income generation is closely correlated to sales growth and is a measure of the financial health of our franchisees	● New restaurant openings is a key metric given the importance of restaurant development in driving top-line growth as part of our Accelerating the Arches strategy	● The Strategic Scorecard is designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing our franchising strategy
Payouts are limited to 200% of the target award See page 57 for more information on short-term incentive plan metrics

+
Long-Term Incentives
	Form	Primary metrics	Key terms
	Performance-Based Restricted Stock Units (“PRSU”) (50%)	● Earnings per share (“EPS”) growth (75%) ● Return on invested capital (“ROIC”) (25%) ● Relative total shareholder return (“TSR”) (+/- 25 points)
●
Provides the right to receive a share of our common stock at the end of a three-year service period, subject to our achievement of EPS and ROIC over a three-year performance period
●
Also subject to a modifier based on relative TSR over the performance period compared to the S&P 500 Index
●
Payouts are limited to 200% of the target award
●
See pages 61 and 62 for more information on PRSU metrics

	Stock Options (50%)	● Share Price
●
Provide value only if our share price increases (with an exercise price equal to the stock price on the grant date), which closely aligns executive pay with shareholder interests
●
Vest ratably 25% per year with a 10-year term

2025 Proxy Statement	15

Proxy Summary

Commitment to Our Pay-for-Performance Philosophy

In 2024, the Company’s financial performance was below target, resulting in a Corporate STIP payout factor for our NEOs of 27.6%. However, the Company had strong three-year performance that resulted in a 170.2% payout factor for the PRSUs awarded in 2022 that vested in early 2025. We believe that these payouts demonstrate our Compensation Committee’s commitment to align payouts with Company performance over different time horizons in order to motivate our executives and drive long-term value creation for our shareholders.

Voting Matters & Recommendations

We are asking shareholders to vote on the following matters at our 2025 Annual Shareholders’ Meeting:

Your vote is extremely important.

Our Board unanimously recommends that you vote “FOR” the election of each of our Board’s Director nominees and in accordance with our Board’s voting recommendation associated with all of the other proposals properly presented at the meeting.

16

Proxy Summary

Forward-Looking Statements & Website Links

This Proxy Statement contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses, and business opportunities. Generally speaking, any statement in this Proxy Statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “aim,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident,” “commit,” “enable,” “potential,” and “trajectory” or similar expressions. In particular, statements regarding the Company’s plans, strategies, prospects and expectations regarding its business and industry, as well as environmental and social impact initiatives and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. These forward-looking statements involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those in the forward-looking statements include those that are reflected in the Risk Factors section on page 28 of the Company’s 2024 Annual Report on Form 10-K, filed on February 25, 2025, and elsewhere in our filings with the SEC. Except as required by law, the Company does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Website links included in this Proxy Statement are for convenience only. Information contained on or accessible through such website links is not incorporated in, and does not constitute a part of, this Proxy Statement.

2025 Proxy Statement	17

Our Board unanimously recommends the re-election of each of the 11 Director nominees named below, to serve on our Board for a one-year term beginning at our 2025 Annual Shareholders’ Meeting and continuing until our 2026 Annual Shareholders’ Meeting and until their successors have been elected and qualified.

John Mulligan, Director since 2015, has notified us that he is retiring and will not stand for re-election at our 2025 Annual Shareholders’ Meeting. We thank Mr. Mulligan for his years of dedicated service to McDonald’s.

PROPOSAL 1: Election of Directors

Our Board unanimously recommends that you vote FOR each of its Director nominees.

Anthony Capuano	Kareem Daniel	Lloyd Dean	Catherine Engelbert	Margaret Georgiadis	Michael Hsu	Christopher Kempczinski	Jennifer Taubert	Paul Walsh	Amy Weaver	Miles White

Director Qualifications

Our Board is comprised of a diverse, highly-engaged group of individuals that provides strong, effective oversight of our Company. Both individually and collectively, our Directors have the relevant qualifications, skills and experiences that contribute to our Board’s oversight of our global operations and long-term priorities, including our Accelerating the Arches growth strategy.

Importantly, each Director nominee has senior executive experience, including having served as a CEO or high-level executive of large and complex global organizations. Specifically, several Director nominees have leadership experience in the consumer products or food sectors, which is particularly relevant to our business as a leading global food service retailer. Our Board values expertise related to our industry, global experience, information technology/cybersecurity, human capital management, commitment to inclusion and sustainability matters, which are important to Accelerating the Arches and areas of focus for stakeholders. This experience, along with the other skills and attributes discussed on the following pages and described more fully under “New Director Candidate Selection Process” on page 33, is a key consideration in evaluating the composition of our Board.

All of our Board’s Director nominees possess the following key attributes and skills:

●
Ability to represent the best interests of shareholders
●
Knowledge of corporate governance
●
Understanding of the advisory and proactive oversight responsibility of our Board
●
Comprehension of the role of a public company director and fiduciary duties
●
Intellectual and analytical skills

●
A high level of integrity and ethics
●
Strength of character and judgment
●
Ability to devote significant time to Board duties
●
Desire and ability to continually build expertise in emerging risk areas and areas of strategic focus for our Company
●
Business and professional achievements

18

Election of Directors

In addition, our Board’s Director nominees contribute to our Board the individual experiences, qualifications and skills depicted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list. It is intended to highlight notable areas of focus for each nominee, and not having a mark does not mean that a particular nominee does not possess that experience, qualification or skill. Nominees have acquired these experiences, qualifications, and skills through education, direct experience, and oversight responsibilities. For information on our Board demographics, see “Board Demographics” on page 33.

	CAPUANO	DANIEL	DEAN	ENGELBERT	GEORGIADIS	HSU	KEMPCZINSKI	TAUBERT	WALSH	WEAVER	WHITE
BRAND MANAGEMENT Contributes to an understanding of how our business, standards and performance are essential to protecting and increasing the value of our brand
CUSTOMER-CENTRIC Provides an understanding of our business, operations and customer-centric Accelerating the Arches growth strategy, focusing on our purpose, values and MCD growth pillars
DIGITAL Provides an understanding of how the 4-D’s (digital, delivery, drive-thru and restaurant development) leverage competitive strengths
FINANCE / CAPITAL MARKETS Supports the oversight of our financial statements and strategy and financial reporting to investors and other stakeholders

GLOBAL EXPERIENCE

Contributes to an understanding of how our business is structured to enable the right level of support for our international markets and the sharing of solutions across international markets

HUMAN CAPITAL MANAGEMENT Provides an understanding of how we manage and develop our workforce, and how we focus on promoting our values throughout the organization
INFORMATION TECHNOLOGY / CYBERSECURITY Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters
MARKETING Provides awareness of culturally relevant approaches that effectively communicate the story of our brand, food, and purpose
OTHER PUBLIC COMPANY BOARD Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth
REAL ESTATE Provides an understanding of how owning or leasing real estate, combined with co-investment by franchisees, enables us to achieve high restaurant performance levels
SUSTAINABILITY / CORPORATE RESPONSIBILITY Contributes to an understanding of sustainability issues and corporate responsibility, and their relationship to our business and strategy

2025 Proxy Statement	19

Election of Directors

Other Information

Director nominees who receive a majority of the votes cast will be elected to our Board. If any Director nominee does not receive a majority of the votes cast at our 2025 Annual Shareholders’ Meeting, he or she has previously tendered an irrevocable resignation that, subject to our Governance Committee’s recommendation and our Board’s acceptance, would be effective following our 2025 Annual Shareholders’ Meeting. All of our Board’s Director nominees have given their consent to being named as nominees for election and have indicated their intention to serve as Director if elected. Our Board does not anticipate that any of its Director nominees will be unable to serve. If for some reason any such nominee was unable to serve or would not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by our Board. In the alternative, our Board may reduce its size, as permitted by our By-Laws. If a substitute nominee is designated prior to our 2025 Annual Shareholders’ Meeting, we will file materials that, as applicable, identify such nominee, disclose that such nominee has consented to being named in the amended proxy materials and to serving as Director if elected, and set forth certain biographical and other information about such nominee as required by SEC rules.

Biographical Information

Biographical information about our Board’s Director nominees as of the date of this Proxy Statement, including their ages, professional experiences, Board tenure, Committee memberships, qualifications and other public company directorships, is set forth on the following pages.

Anthony Capuano

PRESIDENT AND CHIEF EXECUTIVE OFFICER, MARRIOTT INTERNATIONAL, INC. Age: 59 Board Tenure: 2 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards	Real Estate	Sustainability / Corporate Responsibility

Mr. Capuano brings to our Board over 25 years of leadership experience gained from his senior executive roles, including president and chief executive officer, at Marriott. His service at a global hospitality company known for its focus on creating a positive guest experience contributes an important perspective to our Board’s discussions regarding enhancing our own customers’ experiences, including through our loyalty programs. Our Board also benefits from Mr. Capuano’s significant global development experience, and his service on the social impact committee of Marriott’s board of directors provides our Board with valuable insights regarding our own corporate responsibility and sustainability efforts. Mr. Capuano’s public company board experience also gives him a broad understanding of governance issues facing public companies.

Professional Experience

Marriott International, Inc., a global hospitality company

●
President and Chief Executive Officer (2023 – Present)
●
Chief Executive Officer (2021 – 2023)
●
Group President, Global Development, Design and Operations Services (2020 – 2021)
●
Executive Vice President and Global Chief Development Officer (2009 – 2020)
Other Public Company Directorships Mr. Capuano also serves on the board of Marriott International, Inc. Committee Memberships: ● Compensation ● Corporate Responsibility

20

Election of Directors

Kareem Daniel

FORMER CHAIRMAN, DISNEY MEDIA & ENTERTAINMENT DISTRIBUTION Age: 50 Board Tenure: 2 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Information Technology / Cybersecurity	Marketing	Sustainability / Corporate Responsibility

Mr. Daniel brings to our Board valuable leadership experience gained from his senior executive roles at Walt Disney, one of the world’s most well-known and admired brands. His extensive corporate development experience includes leading transformation across several Disney divisions. The knowledge Mr. Daniel has gained through leading the creation of a direct-to-consumer e-commerce business, as well as overseeing the development of new distribution and commercialization models, offers a valuable perspective to our Board’s discussions regarding strategy and business development.

● ● ● ● ●	● ●

Professional Experience

The Walt Disney Company, a global entertainment and media company

●
Chairman, Disney Media & Entertainment Distribution (2020 – 2022)
●
President, Consumer Products, and Chief of Staff, Office of the Chief Executive Officer (2020)
●
President, Walt Disney Imagineering Operations, Product Creation, Publishing and Games (2019 – 2020)
●
Executive Vice President, Global Business Operations, Walt Disney Imagineering (2017 – 2019)
●
Senior Vice President, Strategy and Business Development, Disney Consumer Products and Interactive Media (2011 – 2017)
Other Public Company Directorships None. Committee Memberships: ● Audit & Finance ● Compensation

2025 Proxy Statement	21

Election of Directors

Lloyd Dean

CHIEF EXECUTIVE EMERITUS AND FOUNDING EXECUTIVE, COMMONSPIRIT HEALTH Age: 74 Board Tenure: 9 years	Brand Management	Customer- Centric	Finance / Capital Markets	Human Capital Management	Other Public Company Boards	Sustainability / Corporate Responsibility

Mr. Dean brings to our Board over 25 years of leadership, management, and strategy experience, which contributes an important perspective to our Board’s discussions of opportunities and challenges in a constantly changing business environment. In his career in executive management at leading healthcare organizations, Mr. Dean has led significant strategic, operational, and financial transformations. Mr. Dean’s healthcare experience and knowledge of health and safety risks are particularly important and enhance his ability to oversee human capital management matters. Our Board also benefits from Mr. Dean’s finance, systems operations, service quality, human resources, customer-centric operations, community affairs and regulatory experience.

● ● ●	Dean also serves on the boards of Golden Arrow Merger Corp. and Progyny, Inc. ● (Chair since 2023) ● ●

Professional Experience

CommonSpirit Health, a non-profit, Catholic health system

●
Chief Executive Emeritus and Founding Executive (2022 – Present)
●
Chief Executive Officer (2019 – 2022)

Dignity Health, one of the nation’s largest healthcare systems

●
President and Chief Executive Officer (2000 – 2019)
Other Public Company Directorships Mr. Dean also serves on the boards of Golden Arrow Merger Corp. and Progyny, Inc. Committee Memberships: ● Compensation (Chair since 2023) ● Executive ● Governance

22

Election of Directors

Catherine Engelbert

COMMISSIONER, WOMEN’S NATIONAL BASKETBALL ASSOCIATION Age: 60 Board Tenure: 5 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Ms. Engelbert brings to our Board a wealth of experience in global business operations, finance, leadership, brand, customer strategy, financial reporting and internal controls, and risk management matters gained from her service as Commissioner of a professional sports league and as former chief executive officer of Deloitte LLP. Having led more than 100,000 professionals at Deloitte, she also provides our Board valuable insights on talent management and other human capital management matters. Ms. Engelbert has strong leadership and governance experience from her previous roles on the private company board of Deloitte LLP and as chairman and chief executive officer of Deloitte & Touche LLP, and valuable regulatory experience from her roles on the strategic investment, risk, regulatory & government relations, and finance & audit committees of the board of Deloitte LLP. With 33 years of previous public accounting experience as a certified public accountant, Ms. Engelbert further brings to our Board a deep understanding of accounting principles and financial reporting rules and regulations, and her qualification as an “audit committee financial expert” is an important attribute as our Audit & Finance Committee Chair.

● ● ● ●	Engelbert also serves on the board of Royalty Pharma plc. ● (Chair since 2022) ● ●

Professional Experience

Women’s National Basketball Association (WNBA), a professional basketball league

●
Commissioner (2019 – Present)

Deloitte LLP, an industry-leading audit, consulting, tax, and advisory services firm

●
Chief Executive Officer (2015 – 2019)

Deloitte & Touche LLP, audit subsidiary of Deloitte LLP

●
Chairman and Chief Executive Officer (2014 – 2015)
●
Partner (1998 – 2019)
Other Public Company Directorships Ms. Engelbert also serves on the board of Royalty Pharma plc. Committee Memberships: ● Audit & Finance (Chair since 2022) ● Corporate Responsibility ● Executive

2025 Proxy Statement	23

Election of Directors

Margaret Georgiadis

CO-FOUNDER AND CHIEF EXECUTIVE OFFICER, MONTAI THERAPEUTICS Age: 61 Board Tenure: 10 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Information Technology / Cybersecurity	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Ms. Georgiadis brings to our Board valuable strategy and development, finance and leadership experience gained from her senior executive roles, including at Ancestry, Mattel and Google, and her positions at a private investment and strategic advisory firm. Her experience as a senior executive at large global businesses affords her a broad knowledge of global consumer businesses, as well as of technology and cybersecurity, digital consumer insights, e-commerce and marketing. Her knowledge in these and other areas provides critical insights to our business, particularly as our Board considers the impact of technology, digital and cybersecurity risks. Ms. Georgiadis also has over 15 years of analytical and strategic experience at McKinsey & Company, a global management and consulting firm. In addition, Ms. Georgiadis’ qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

● ● ● ● ● ● ●	● ●

Professional Experience

Montai Therapeutics, a digital medical technology company (formerly Montai Health)

●
Co-Founder and Chief Executive Officer (2022 – Present)

Flagship Pioneering, a bioplatform innovation company

●
CEO-Partner (2022 – Present)

Synetro Group, a private investment and strategic advisory firm

●
Managing Partner (2021 – Present)

General Catalyst, a venture capital firm

●
Endurance Partner-in-Residence, XIR (2021 – 2022)

Ancestry, a global family history and consumer genomics company

●
President and Chief Executive Officer (2018 – 2020)

Mattel, Inc., a leading global toy company and entertainment franchise

●
Chief Executive Officer (2017 – 2018)

Google Inc., a global technology company

●
President, Americas (2011 – 2017)
Other Public Company Directorships Ms. Georgiadis also serves on the board of AppLovin Corporation. Committee Memberships: ● Audit & Finance ● Governance

24

Election of Directors

Michael Hsu

CHAIRMAN AND CHIEF EXECUTIVE OFFICER, KIMBERLY-CLARK CORPORATION Age: 60 Board Tenure: 1 year	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Mr. Hsu brings to our Board extensive experience in consumer products, global supply chain, operations, e-commerce, digital and human capital management gained from his service in senior executive roles at Kimberly-Clark and Kraft Foods. His service at a leading manufacturer and consumer products retailer known for its advancement across multiple product categories also brings customer-centric experience to our Board. In addition, his experience in enhancing digital and e-commerce capabilities platforms is an important asset as our Board considers these topics and their potential impact on our Company. Mr. Hsu’s prior experience at Kraft Foods also gives him a unique perspective and expertise in the global food supply chain industry. His qualification as an “audit committee financial expert” is also an important attribute as a member of our Audit & Finance Committee.

Professional Experience

Kimberly-Clark Corporation, a consumer products company

●
Chairman and Chief Executive Officer (2020 – Present)
●
Chief Executive Officer (2019 – 2020)
●
President and Chief Operating Officer (2017 – 2019)
●
Group President, Consumer Products, North America (2012 – 2017)

Kraft Foods, a food service company

●
Executive Vice President and Chief Commercial Officer (2012 – 2012)
●
President, Sales, Customer Marketing and Logistics, USA (2010 – 2012)

Other Public Company Directorships

Mr. Hsu also serves as Chairman of the Board of Kimberly-Clark Corporation. He previously served on the board of Texas Instruments Incorporated.

Committee Memberships:

●
Audit & Finance
●
Corporate Responsibility

2025 Proxy Statement	25

Election of Directors

Christopher Kempczinski

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, MCDONALD’S CORPORATION Age: 56 Board Tenure: 5 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards	Real Estate	Sustainability / Corporate Responsibility

Mr. Kempczinski is Chairman, President and CEO of our Company, having previously served as President of McDonald’s USA, where he was responsible for approximately 14,000 McDonald’s restaurants. He first joined our Company in 2015, overseeing global strategy, business development and innovation. In these roles, he has been instrumental in identifying new ideas and best practices to accelerate growth to increase the overall value of the McDonald’s System. His experience leading our U.S. business and overseeing global strategy contributes an important Company perspective to our Board, and he was the architect of our Accelerating the Arches growth strategy. This experience and deep knowledge of the food industry strengthen our Board’s knowledge and understanding as it oversees our operations and strategy.

● ● ● ● ●	●

Professional Experience

McDonald’s Corporation

●
Chairman, President and Chief Executive Officer (2024 – Present)
●
President and Chief Executive Officer (2019 – 2023)
●
President, McDonald’s USA (2017 – 2019)
●
Executive Vice President – Strategy, Business Development and Innovation (2015 – 2016)

The Kraft-Heinz Company, a packaged food company

●
Executive Vice President of Growth Initiatives and President of Kraft International (2014 – 2015)
Other Public Company Directorships Mr. Kempczinski also serves on the board of The Procter & Gamble Company. Committee Memberships: ● Executive (Chair since 2019)

26

Election of Directors

Jennifer Taubert

EXECUTIVE VICE PRESIDENT AND WORLDWIDE CHAIRMAN, INNOVATIVE MEDICINE, JOHNSON & JOHNSON Age: 61 Board Tenure: 2 years	Brand Management	Customer- Centric	Finance / Capital Markets	Global Experience	Human Capital Management	Information Technology / Cybersecurity	Marketing	Sustainability / Corporate Responsibility

Ms. Taubert brings to our Board extensive management, marketing, finance, business development and global operations experience gained from her senior executive roles at one of the world’s largest global healthcare companies. Her experience leading a global pharmaceuticals division, and as a member of Johnson & Johnson’s executive committee, provide her with a broad understanding of the range of complex issues facing a large, global consumer business. Our Board also benefits from Ms. Taubert’s extensive regulatory and public policy knowledge, as well as her human capital management experience and recognized leadership in the area of inclusion.

● ● ●	● ●

Professional Experience

Johnson & Johnson, a researcher, developer and manufacturer of medical devices, and pharmaceuticals

●
Executive Vice President and Worldwide Chairman, Innovative Medicine (2018 – Present)
●
Company Group Chairman, The Americas, Pharmaceuticals (2015 – 2018)
●
Company Group Chairman, North America, Pharmaceuticals (2012 – 2015)
Other Public Company Directorships None. Committee Memberships: ● Audit & Finance ● Compensation

2025 Proxy Statement	27

Election of Directors

Paul Walsh

EXECUTIVE CHAIRMAN, MCLAREN GROUP LIMITED Age: 69 Board Tenure: 6 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards	Sustainability / Corporate Responsibility

Mr. Walsh brings to our Board substantial corporate leadership experience and knowledge of consumer-centric companies gained from his experience as former chief executive officer of a large multinational corporation. His experience at Diageo brings broader food and beverage industry perspective. He also has held executive-level finance positions, including as chief financial officer of Grand Metropolitan Foods and Intercontinental Hotels. Throughout his career, Mr. Walsh has built success and growth at his companies through the deployment of effective brand marketing strategies, which brings valuable perspective to our Board. His background as a UK national based in London provides international diversity on our Board.

● ● ● ● ● ● ●	● ● ●

Professional Experience

McLaren Group Limited, a privately owned luxury automotive and technology group

●
Executive Chairman (2020 – Present)

Chime Communications Limited, a marketing services company

●
Advisor (2016 – Present)

L.E.K. Consulting, a global strategy consulting firm

●
Advisor (2014 – Present)

TPG Capital LLP, a private investment firm

●
Advisor (2014 – Present)

Bespoke Capital Partners LLC, an investment company

●
Operating Partner (2016 – 2021)

Compass Group PLC, a leading food service and support services company

●
Chairman (2014 – 2020)

Diageo, plc, a multinational beverage company

●
Chief Executive Officer (2000 – 2013)

Other Public Company Directorships

Mr. Walsh also serves as a director of FedEx Corporation and UPL Ltd. He previously served on the boards of Compass Group PLC, RM2 International, S.A., TPG Pace Holdings Corp., and Vintage Wine Estates, Inc. (f/k/a Bespoke Capital Acquisition Corp.)

Committee Memberships:

●
Corporate Responsibility
(Chair since 2022)
●
Executive
●
Governance

28

Election of Directors

Amy Weaver

INCOMING CHIEF EXECUTIVE OFFICER, DIRECT RELIEF Age: 58 Board Tenure: 2 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Information Technology / Cybersecurity	Sustainability / Corporate Responsibility

Ms. Weaver brings to our Board valuable and varied leadership experience gained from her senior executive roles at one of the world’s largest enterprise software companies. She previously led Salesforce’s global finance organization, and prior to that, led its legal and corporate affairs organizations. This contributes a unique and valuable perspective to our Board’s discussions of strategy, finance, regulatory and public policy matters. In addition, Ms. Weaver’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

● – Present) ● – 2021) ● – 2020) ● – 2017) ● – 2015)	● ●

Professional Experience

Direct Relief, a global humanitarian aid organization

●
Chief Executive Officer (2025* – Present)

Salesforce Inc., a cloud-based software company

●
President and Chief Financial Officer (2021 – 2025)
●
President and Chief Legal Officer (2020 – 2021)
●
President, Legal Corporate Affairs and General Counsel (2017 – 2020)
●
Executive Vice President and General Counsel (2015 – 2017)
●
Senior Vice President and General Counsel (2013 – 2015)
Other Public Company Directorships None. Committee Memberships: ● Audit & Finance ● Governance

* Ms. Weaver is expected to become the CEO on May 5, 2025.

2025 Proxy Statement	29

Election of Directors

Miles White

FORMER EXECUTIVE CHAIRMAN, ABBOTT LABORATORIES Age: 70 Board Tenure: 16 years	Brand Management	Customer- Centric	Digital	Finance / Capital Markets	Global Experience	Human Capital Management	Marketing	Other Public Company Boards

Mr. White brings to our Board extensive knowledge of strategy and business development, global operations, finance, leadership development and succession planning, corporate governance, and regulatory and public policy matters gained from his experience as former chairman and chief executive officer of a global healthcare company. Mr. White’s healthcare experience and knowledge of healthcare technology advances has also enhanced his ability to oversee human capital management. In addition, Abbott’s focus on developing consumer products and technologies brings customer-centric, marketing, digital and healthcare knowledge to our Board. We also benefit from Mr. White’s strong experience in addressing the needs of a global public company, as well as insights into our Board’s responsibility to oversee management and operations matters. As our Lead Independent Director and Governance Committee Chair, Mr. White leads our Board’s succession planning and Director candidate selection process, and he is periodically involved in shareholder engagement.

● ●	● ● ●
Professional Experience Abbott Laboratories, a global healthcare company ● Executive Chairman (2020 – 2021) ● Chairman and Chief Executive Officer (1999 – 2020)

Other Public Company Directorships

Mr. White previously served as executive chairman of the board of Abbott Laboratories and as a director of Caterpillar, Inc.

Committee Memberships:

●
Governance (Chair since 2014)
●
Compensation
●
Executive

30

Board Leadership

We believe that having strong leadership is essential for our Board to perform its primary oversight functions effectively. It is also important for the Board to retain flexibility to determine its leadership structure based on the particular composition of the Board, the individuals serving in leadership positions and the needs and opportunities of the Company at any given time. In 2024, after thorough deliberation, the Board determined that the Company would best be served if our Chief Executive Officer, Mr. Kempczinski, who has served in that capacity since 2019, assumed the role of Chairman of the Board and Mr. Miles White served as our Lead Independent Director.

Based on the leadership of Messrs. Kempczinski and White during the past year, our Board continues to believe that having a combined Chairman and Chief Executive Officer working in partnership with a Lead Independent Director – a governance structure previously utilized successfully by the Company – has allowed Mr. Kempczinski to manage our business effectively; execute on our strategic growth plan; and lead the Board, while also empowering Mr. White to provide independent board leadership and oversight with a clearly defined role and set of responsibilities.

Similar to the process undertaken when the Board initially established this leadership structure in May 2024, our Board again engaged in a robust, disciplined process to evaluate the performance of the structure. The Board considered how the specific facts and circumstances applicable to the Company, the skills, qualifications, and experiences represented on the Board and the opportunities and challenges presently facing the Company. The Board determined that Mr. Kempczinski remains best suited to be the Board’s Chairman in light of the Board’s current structure, where all but one Director is independent; all of the committees are comprised of independent Directors; and the Board has robust independent oversight. The Board continues to believe that having the Chief Executive Officer act as Chairman provides a key strategic connection between our Board and our unique business structure, where our Chief Executive Officer is at the center of the three-legged stool (comprised of our franchisees, suppliers, and employees) and whose role is critical to the proper balance of those constituencies – and, ultimately, our success as a Company.

Similarly, the Board remains confident that Mr. White’s experience and leadership style make him uniquely qualified to serve as our Lead Independent Director. In addition to his previous roles as chairman, chief executive officer and executive chairman of a large multinational corporation and his experience on other public company boards across a variety of industries, Mr. White has critical knowledge about our Company. He understands our business, including its strategic objectives, challenges and opportunities. Paired with his tenure as the chair of the governance committee and his deep commitment to this role, Mr. White remains well positioned to guide the Board in its independent oversight of the Company’s strategy and risk management.

2025 Proxy Statement	31

Board & Governance Matters

To further ensure the success of our leadership structure, the Board developed a clearly defined role and robust set of responsibilities for the Lead Independent Director, to encourage open dialogue and constructive feedback among our independent Directors and management, as outlined below.

Board Leadership Responsibilities
●
Presiding over all executive sessions of the independent Directors of the Board, including leading the Board on succession planning for the Chairman/CEO
●
Calling meetings of independent Directors
●
Presiding at all meetings of the Board at which the Chairman/CEO is not present
●
Together with the Compensation Committee, leading the annual CEO performance evaluation, considering performance as Chairman as well
●
Overseeing the process for Chairman/CEO succession planning
●
Liaising with Directors considering other public company board directorships

Interactions with Stakeholders	● Being available for consultation and direct communication, if requested by major shareholders ● Receives information regarding the Company's communications with shareholders and other stakeholders

Agenda Setting; Board Information; and Interactions with the Chairman/CEO
●
Collaborating with the Chairman/CEO regarding the agenda and schedule for Board meetings
●
Providing input on meeting materials shared with the Board
●
Providing feedback to the Chairman/CEO on the presentations made to and discussions with the Board
●
Providing feedback to the Chairman/CEO after executive sessions of the independent Directors
●
Acting as the principal liaison between independent Directors and the Chairman/CEO

The Board will continue to monitor Board leadership in light of the foregoing, as well as the evolution of the Board and the Company’s business over time, determining the Board’s leadership structure that it believes is in the best interests of our Company and its shareholders.

Board Composition & Refreshment

Our Board is comprised of a diverse, highly-engaged group of individuals with a wide range of relevant qualifications, skills and experiences, each of whom contributes to overall Board and Committee effectiveness. Each of our Directors is a dynamic leader whose experiences and perspectives are continually evolving as they navigate today’s fast-paced, ever-changing business environment, both as a Director of our Company and in their other professional roles.

Our Governance Committee is primarily responsible for maintaining a balanced and diverse Board through robust succession planning and refreshment processes, which include recommending Directors for re-election and identifying new Director candidates who will bring complementary skills and varied perspectives to our Board. Guided by our Director Selection Process, our Governance Committee evaluates and determines the most impactful and desirable mix of characteristics, skills and experiences for our Board as a whole, as well as the qualifications and attributes of individual Director candidates. When identifying, evaluating and recommending new Director candidates, our Governance Committee considers the qualifications discussed on page 18.

In their approach to composition and refreshment, our Governance Committee and Board strive to achieve an appropriate balance of continuity and institutional knowledge, together with fresh perspectives, through a mix of newer-tenured and more seasoned Directors. Our Governance Committee and Board believe this balance best serves our shareholders’

32

Board & Governance Matters

interests and that the overlap of new and longer-tenured Directors provides new Directors with the opportunity to learn from the knowledge and experience of longer-tenured Directors, which helps to provide for orderly transitions of roles and responsibilities. While tenure is considered in evaluating the overall effectiveness of our Board, it is not viewed as a dispositive factor on an individual basis prior to reaching our independent Director tenure limit. Our Governance Committee and Board also consider each Director’s availability and willingness to serve on our Board, recognizing that it is a significant time commitment. See “Outside Board Service” on page 46 for more information.

Our Board’s succession planning efforts have resulted in significant Board refreshment, including the election of four new independent Directors to our Board in 2022 and one in 2024 – bringing fresh perspectives, diverse experiences and new insights to enhance the effective oversight of our business. This was complemented by meaningful Committee refreshment, including the appointment of new Chairs to several of our Committees, including our Audit & Finance, Compensation and Corporate Responsibility Committees, in the last few years. These changes are consistent with our Board’s long-term strategy to refresh its composition to best position our Company for the future.

As our strategic priorities continue to evolve, our Governance Committee and Board will continue to proactively evaluate our Board’s composition and succession planning to facilitate smooth transitions and the continuity of skills, experiences and diversity in the boardroom.

Director Independence

Our Corporate Governance Principles require all non-management Directors to be independent under applicable law and stock exchange listing standards, as well as under our Standards on Director Independence. Independence is determined by our Board after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations and New York Stock Exchange (“NYSE”) listing standards, as well as the requirements set forth in our Standards on Director Independence. It is important to determine that each Director is free of any relationship with our Company or management that may impair, or appear to impair, his or her ability to make independent judgments. In doing so, our Board considers relationships involving Directors and their immediate family members and relies on information derived from Company records, questionnaires and other inquiries.

The relationships reviewed by our Board in its most recent determination involved commercial relationships with companies at which Directors or their immediate family members then served as employees, officers, partners or had a 10% or more ownership interest. These commercial relationships involved our purchases of products and services in the ordinary course of business that were made on arm’s-length terms in amounts and under other circumstances that did not affect Director independence.

Based on its review, our Board determined that none of our current non-management Directors (Anthony Capuano, Kareem Daniel, Lloyd Dean, Catherine Engelbert, Margaret Georgiadis, Michael Hsu, John Mulligan, Jennifer Taubert, Paul Walsh, Amy Weaver and Miles White) have a material relationship with our Company, and that all non-management Director nominees and non-management Directors who served during 2024 are independent. Our Board determined that Christopher Kempczinski is not independent due to his role as our CEO.

Our Standards on Director Independence are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Demographics

Due to the global and complex nature of our business, our Board believes it is imperative that its composition embodies a diverse set of viewpoints, perspectives and experiences to most effectively discharge its business oversight responsibility. Our Board values diversity in the broadest sense, including diversity in leadership roles, experience, skills, perspectives, gender, ethnicity and geography. We believe this best provides our Board with the skills and backgrounds that are important to drive our strategy and support our values.

New Director Candidate Selection Process

We maintain robust Director Selection Process guidelines for the consideration of potential Director candidates. Our Governance Committee is responsible for establishing criteria, screening, and interviewing candidates and evaluating the qualifications of persons who may be considered for service as a Director, including candidates recommended by

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shareholders. Our Governance Committee also retains independent third-party search firms, consultants, and other advisors, as appropriate, to help identify, screen, and evaluate potential Director candidates and to enhance our Board’s preparedness in the event of an unplanned Director departure.

Our Director Selection Process guidelines affirm our commitment to inclusiveness by setting forth our policy of considering diversity in its broadest sense during the Director identification and nomination process. Specific weights are not assigned to any single criterion, and no particular criterion is necessarily applied to all prospective Director nominees.

Our Governance Committee reviews our Director Selection Process guidelines annually and most recently updated them in 2020 to more closely align with our values and the strategic drivers associated with our Accelerating the Arches growth strategy. These updates identified important areas of focus for our Company and stakeholders, such as cybersecurity, digital business models, sustainability, human capital management and our commitment to inclusion. The following graphic more fully describes our Director candidate selection process:

Ongoing Succession Planning & Candidate Identification

Our Governance Committee continuously considers the current and long-term needs of our evolving business and seeks potential Director candidates consistent with our Director Selection Process guidelines in light of then-existing Board composition. It conducts a search process to identify qualified Director candidates, which includes the use of an independent third-party search firm to assess the alignment of potential candidates’ skills, experiences and backgrounds with our business strategy and values. Among other attributes, it considers the qualifications and skills described under “Director Qualifications” on page 18 and “Board Demographics” on page 33.

Meeting with Candidates

Potential Director candidates are interviewed by our Chairman, Lead Independent Director, and members of the Governance Committee. Candidates undergo a rigorous screening process and are assessed on their ability to meaningfully contribute to our Board’s oversight of an array of issues in light of the diverse demands of our global business.

Decision and Nomination Our Governance Committee recommends, and our full Board nominates, the Director candidates best qualified to serve the interests of our Company and shareholders.

Election

Shareholders consider the Director nominees and elect Directors at our Annual Shareholders’ Meeting to serve one-year terms. Our Board may also elect Directors on the recommendation of our Governance Committee throughout the year when determined to be in the best interests of our Company and shareholders. In that case, such Directors would stand for re-election by shareholders at the next Annual Shareholders’ Meeting.

Shareholders may recommend Director candidates for consideration by our Governance Committee by sending such recommendation via email to corporatesecretary@us.mcd.com and providing the candidate’s name, biographical data, qualifications, and written consent to being considered as a Director nominee and to serving as a Director if elected. Shareholders who wish to nominate Director candidates for election by shareholders must follow the nomination provisions set forth in our By-Laws.

Our Director Selection Process guidelines are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Committees

Our Board currently has five standing Committees: Audit & Finance; Compensation; Governance; Corporate Responsibility; and Executive. Following a review of the Committees’ areas of focus, the Board determined that it was in the Company’s best interests to dissolve the Public Policy & Strategy Committee in July 2024 and distributed its responsibilities to the Board and remaining Committees. This structural change allowed the Board and its Committees to more effectively and

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efficiently oversee key responsibilities. Our CEO serves only on our Executive Committee. All other Committee members are independent under NYSE listing standards and our Standards on Director Independence. In addition, Directors who serve on our Audit & Finance and Compensation Committees satisfy additional, heightened independence and qualification criteria applicable to Directors serving on such Committees under NYSE listing standards.

Each Committee has the responsibilities set forth in its respective charter, all of which have been adopted by our Board. Other than our Executive Committee, all standing Committees review their respective charters at least annually, and any changes are recommended to our full Board for approval. All standing Committee charters are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

The current membership and primary responsibilities of each standing Committee are summarized on the following pages. Each standing Committee establishes its meeting calendar for the following year during the fourth quarter and has risk oversight within its respective areas of accountability as discussed under “Board Oversight” beginning on page 39.

Audit & Finance Committee	Meetings in 2024: 8

Our Audit & Finance Committee addresses the areas of focus set forth below.

Committee Members:

Catherine Engelbert (Chair)*

Kareem Daniel

Margaret Georgiadis*

Michael Hsu*

Jennifer Taubert

Amy Weaver*

All members are financially literate.

*Also qualifies as an “audit committee financial expert” as defined by the SEC

Relevant Areas of Focus:

●
Oversee financial reporting, accounting, control and compliance matters
●
Appoint, retain, compensate and evaluate our independent auditors
●
Review audit scope and results with independent and internal auditors
●
Review material financial disclosures, disclosure controls and procedures and internal controls over financial reporting
●
Pre-approve all audit and permitted non-audit services
●
Evaluate management’s processes to assess and manage risk
●
Oversee global compliance program, including Sarbanes-Oxley and tax compliance
●
Oversee financial risk and financial risk management
●
Oversee our financial policies and strategies, including those relating to our capital structure, dividend policy, share repurchase plans and other treasury-related matters
●
Review and monitor strategy and processes relating to cybersecurity, data privacy and other technological risks and oversee any investigations related to specific cybersecurity or technology incidents
●
Establish and oversee the approval of grants of franchises to an officer or purchase of restaurants from a franchisee who subsequently becomes an officer

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Compensation Committee	Meetings in 2024: 4

Our Compensation Committee addresses the areas of focus set forth below.

Committee Members: Lloyd Dean (Chair) Anthony Capuano Kareem Daniel John Mulligan Jennifer Taubert Miles White

Relevant Areas of Focus:

●
Oversee the design and administration of our executive compensation programs and policies
●
Approve business goals and objectives in compensation programs, evaluate performance and approve executive compensation
●
Establish, amend, review and administer our incentive plans
●
Review the use of compensation programs to motivate and retain executives
●
Assess risk associated with our executive compensation programs and corporate incentive plans
●
Oversight of compensation-related shareholder proposals
●
Establish, amend and administer our “clawback” policy
●
See “Compensation Discussion and Analysis” beginning on page 50 for more information

Governance Committee	Meetings in 2024: 8

Our Governance Committee addresses the areas of focus set forth below.

Committee Members: Miles White (Chair) Lloyd Dean Margaret Georgiadis Paul Walsh Amy Weaver

Relevant Areas of Focus:

●
Advise as to Board structure (including composition and size), leadership and operations, as well as Committee structure and membership
●
Establish criteria for Board membership
●
Develop Board succession plans and make recommendations to our Board on succession matters
●
Consider and recommend Director nominees to our Board for election, re-election or to fill vacancies
●
Oversee shareholder engagement
●
Review Corporate Governance Principles, consider governance trends and present recommendations to our Board, as appropriate
●
Recommend non-management Directors’ compensation and stock ownership guidelines
●
Evaluate Director and Board performance
●
Review risks related to governance matters
●
Oversight of shareholder proposals (including oversight of governance-related proposals)

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Corporate Responsibility Committee	Meetings in 2024: 3

Our Corporate Responsibility Committee addresses the areas of focus set forth below.

Committee Members: Paul Walsh (Chair) Kareem Daniel Catherine Engelbert Margaret Georgiadis Michael Hsu

Relevant Areas of Focus:

●
Monitor our strategies and efforts to address brand trust opportunities and brand leadership priorities (e.g., food, sourcing, the environment, human rights, community engagement, philanthropy and inclusion)
●
Monitor the development and implementation of our sustainability-related goals and initiatives and the progress against such goals
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Review global sustainability communication plans and reporting
●
Review and monitor government affairs strategies and priorities
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Monitor Company culture, employee satisfaction, human capital management and human rights matters (e.g., workplace health and safety, safe and respectful workplaces and inclusion)
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Review risks related to sustainability and corporate responsibility matters, including those related to climate
●
Oversight of sustainability and corporate responsibility-related shareholder proposals

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Executive Committee	Meetings in 2024: 0

Our Executive Committee may exercise most Board powers during the periods between Board meetings.

Committee Members: Christopher Kempczinski (Chair) Lloyd Dean Catherine Engelbert Paul Walsh Miles White

Board Self-Evaluation

Our Board believes that a self-evaluation process is important to its ongoing effectiveness. Our Governance Committee oversees the annual self-evaluation of our Board. The following describes the process by which our Board carries out these self-evaluations:

Annual Board Self-Evaluation

The self-evaluation process seeks individual Director feedback on our Board’s role, Committee structure, relationship with management, meeting agendas, oversight of strategy and risk and other Board-related topics. The Governance Committee may choose to benchmark the practices of other boards of directors, circulate surveys, questionnaires and evaluation forms, hire outside consultants and advisors and use such other methods as it may deem helpful and appropriate.

Discussion of Results Our Governance Committee Chair presents the results of the self-evaluation to our Board.

Incorporation of Feedback

Our Board assesses progress in the areas targeted for improvement from the prior evaluation and develops action plans aimed at enhancing our Board’s and Committees’ effectiveness over the next year. Items requiring follow-up are monitored on an ongoing basis by our Board and Committees.

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Board Oversight

Risk Oversight

Under our Corporate Governance Principles, our Board is responsible for overseeing our enterprise-wide risk management (“ERM”) framework. The ERM framework is designed to identify, assess, and prioritize strategic, financial and reputational risks with the potential to have a material impact on our Company. We periodically review the ERM framework and incorporate learnings to drive transparency and strategic decision-making. Management is responsible for the design and execution of the ERM framework. Our internal auditors also support risk identification and risk monitoring within our Company. The ERM framework leverages internal risk committees comprised of cross-functional leadership, which meet regularly to evaluate and prioritize risk in the context of our Accelerating the Arches growth strategy, with further escalation to our CEO, Board and/or Committees, as appropriate.

Our Board exercises oversight of the ERM framework, both as a full Board and through its standing Committees. An important element of this oversight is regular interaction among our Board and senior management regarding our risk exposures and mitigation effects as they relate to our business strategy, operations and values. Our Board also annually reviews evolving strategic and enterprise risks, including those related to ESG matters, cybersecurity, human capital management and geopolitical issues. As part of this review, the Board considers, among other items, our mitigation and overall business strategy, competitive landscape, capital structure and management succession planning. The Board believes its approach to risk oversight ensures that the Board can choose many leadership structures while continuing to effectively oversee risk.

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Our Board’s risk oversight process is further depicted below:

BOARD OF DIRECTORS

Annual Review of Strategic Risks
Strategy	Capital structure	Competitive landscape	Management succession planning

COMMITTEES

Primary Areas of Risk Oversight
Audit & Finance	Compensation	Governance	Corporate Responsibility
● Financial reporting ● Internal controls ● Enterprise risk process ● Cybersecurity and Technology ● Capital Structure ● Treasury ● Compliance ● Tax planning	● Executive compensation ● Incentive plans ● Global compensation programs and policies	● Director selection ● Board succession ● Director compensation ● Governance structure
●
Brand trust
●
Environment and sustainability, including climate
●
Food safety
●
Corporate responsibility
●
Human Rights
●
Human capital, including workforce and workplace matters
●
Labor matters, including activism
●
Government affairs
●
Corporate reputation
●
Franchise relations
●
Public policy

MANAGEMENT

Key Risk Responsibilities
Design and execute risk management programs	Identify, analyze, mitigate, and escalate risks	Evaluate and prioritize risks into tiers, further escalating to our CEO, Board and/or Committees, as appropriate	Ongoing engagement with Committee Chairs on respective areas of primary risk oversight

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As depicted above, each of our Audit & Finance, Compensation, Governance and Corporate Responsibility Committees is responsible for overseeing risks within its respective areas of accountability. Additionally, under their respective charters, each Committee has resources and access to outside advisors. Our Committees report to our Board any risks that they conclude may be reasonably likely to be significant to our Company and regularly update our Board on their particular risk oversight activities. Our Board also considers evolving risks, such as those relating to ESG matters and human capital management.

More information about specific risks we face is set forth in our filings with the SEC, as described under “Forward-Looking Statements & Website Links” on page 17.

Strategy Oversight

Our Board believes a fundamental understanding of our business, strategy and industry assists it in the effective discharge of its duties. As part of its oversight role, our Board regularly reviews our Company’s performance. Our Board regularly discusses our Company’s strategy with our senior leadership team and other members of management, who present important information about our strategic priorities. The Board also schedules an extended meeting at least once a year so that it can conduct a more extensive review of the Company’s strategy, challenges and opportunities. In September 2024, our Board met with leaders from across the Company to better understand the drivers behind the Company’s performance and how to drive meaningful positive impact. The Board reinforced the importance of value and affordability to our guests and meeting guest needs through our Accelerating the Arches strategy. See “Accelerating the Arches” on page 8 for more information.

Our Board’s engagement in our business and oversight of our strategy provide it with important perspectives for the ever-changing business environment.

Corporate Responsibility & Impact Oversight

We have a long history of commitment to incorporating sustainable and socially responsible practices into our business operations. Our Corporate Responsibility Committee monitors and oversees the development and implementation of our sustainability goals and metrics, as well as monitors company culture, and human rights management, including workplace safety and inclusion. Our Corporate Responsibility Committee also monitors and oversees our strategies and efforts to address matters that could materially affect our performance, reputation and image, as well as our government affairs strategies and priorities. Our Governance Committee recommends to our Board’s Corporate Governance Principles addressing, among other matters, the size, composition and responsibilities of our Board and its Committees. These Committees regularly report to our Board regarding their activities. In addition, from time to time as circumstances warrant, other Committees and/or our full Board receive reports and updates on our management of ESG-related matters.

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Our Purpose & Impact

We drive impact by living our purpose, which is to feed and foster communities. We are proud of the work we do to help make a difference, and we will continue working to deliver progress in the communities in which we operate. The actions we take today help ensure we are building a better business and a more trusted brand for generations to come. Our Impact Strategy is centered around four areas: Our Planet; Food Quality & Sourcing; Jobs, Inclusion & Empowerment; and Community Connection. As summarized below, we have established strategies, policies, and performance indicators to manage our progress across each of these areas.

More information can be found on the “Our Purpose & Impact” section of our website at  https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact.html and in our 2023–2024 Purpose & Impact Report, available on the website.

Our Planet

Recent Highlights

●
In 2023, more than 88% of restaurants in markets with advanced infrastructure offered guests the opportunity to recycle and/or compost packaging items.
●
Over 99% of sourced volumes supported a deforestation-free supply chain in 2023 across our primary commodities (beef, soy for chicken feed, palm oil, coffee, and fiber used in guest packaging.

We’re helping to drive climate action, protect natural resources, reduce waste and are transitioning to more sustainable packaging and toys. Within this Impact Area we are focusing on the following:

Climate Action. We believe that reducing emissions and adapting to climate change is critical to helping improve the resiliency of the McDonald’s System. We work toward our climate action ambitions by focusing on reducing emissions in restaurant operations, engaging suppliers to reduce emissions in supply chains, strengthening our business resilience and using our voice to advocate for collective transformation. Restaurant energy use is a key focus area for accelerating progress against our targets and we are working with franchisees on innovative solutions for creating and managing increasingly sustainable, efficient locations.

Packaging, Toys & Waste. We’re committed to taking steps to help reduce waste and advance a circular economy. Our packaging, toys and waste strategies are designed to help keep communities clean, help protect the planet for future generations and support the Company’s long-term business resilience.

Nature, Forests & Water. We aim to help build resilience with suppliers and farmers to help preserve natural ecosystems, enhance biodiversity and safeguard water. Our refreshed Commitment on Forests and Natural Ecosystems details our efforts to eliminate deforestation and address conversion for commodities and regions where we can deliver the greatest impact.

Food Quality & Sourcing

Recent Highlights

●
Over 60,000 food safety audits were conducted at McDonald’s restaurants in 2023.
●
In 2023, we featured water, milk or juice as the Happy Meal beverage, and fruit, vegetable or dairy items as one of the Happy Meal sides in 100% of the ads the Company directed to children across our 20 major markets.

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The safety and quality of our food is a top priority. We’re working toward responsibly sourcing our priority commodities, promoting animal health and welfare and making safe, quality food accessible to families across the world. Within this Impact Area we are focused on the following:

Food Safety. We embed strict food safety standards and protocols in the Company’s processes from food sourcing to menu development, packaging and distribution and the running of McDonald’s restaurants. We are embracing technology and working closely with suppliers and external experts to help improve efficiency and reduce risks. As of the end of 2023, 96% of McDonald’s restaurants had fully implemented the move from a paper-based to a digital food safety management platform.

Nutrition & Marketing Practices. We listen to our customers and evaluate our menu to identify ways to evolve our offerings while maintaining the great taste people know and love. We believe parents are looking for menu choices they can feel good about when it comes to feeding their kids. That’s why, in accordance with our values, we’ve been making balanced meals more accessible to families across the world by offering options that contribute to recommended food groups, such as fruits, vegetables and low-fat dairy.

Responsible Sourcing. We approach responsible sourcing holistically, understanding that our work can impact the livelihoods of people, the health of our shared planet and the well-being of animals. We believe we must respect them all. We take a two-pronged approach to responsible sourcing. On one side, we consider and manage risks that could impact supply chain resiliency and our ability to maintain a reliable supply to our restaurants and offices. On the other side, we seek to enhance the potential positive impacts of the Company’s supply chain – on topics such as the livelihoods of those who produce our food and the well-being of the planet and animals we rely on – by progressing against our wider impact strategy.

Animal Health & Welfare. We believe we have a responsibility to help improve the health and welfare of animals in our supply chain, and we work with our global network of suppliers to actively encourage industry and cross-sector collaboration on this topic. To help us achieve a positive impact in this area, we engage with recognized subject-matter experts and academia. We aim to leverage scale to help drive positive outcomes.

Responsible Antibiotic Use. Through our commitment to responsible antibiotic use, we are collaboratively doing our part to help preserve the effectiveness of antibiotics for future generations. Our policies for chicken and beef supply chains generally do not permit the routine use of medically important antibiotics for the purpose of growth promotion or the habitual use of antibiotics for disease prevention. We are committed to a responsible-use approach – refining antibiotic selection and administration, reducing non-therapeutic antibiotic use and, when possible, replacing antibiotics with long-term solutions to proactively prevent diseases and protect animal health and welfare.

Jobs, Inclusion & Empowerment

Recent Highlights

●
As of year-end 2023, the Archways to Opportunity® program had awarded over $200 million in tuition assistance to restaurant staff.
●
Results of the 2024 pay gap analysis showed that women globally in Company-owned and operated markets were paid 99.93 cents on the dollar in base pay on average of what men were paid for similar work.

McDonald’s is, and has always been, a people business. We are committed to fostering workplaces where people feel supported, have access to opportunity and feel empowered to realize their full potential. Guided by our values, we are working on becoming better allies, sponsors and leaders to help empower the people and communities we serve. Within this Impact Area we are focused on the following:

Human Rights. McDonald’s is committed to respecting human rights as set out in the Universal Declaration of Human Rights and to developing and implementing its human rights approach in line with the UN Guiding Principles on Business and Human Rights (UNGPs). We respect rights and principles as outlined in the International Bill of Human Rights and the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, the Convention on the Elimination of All Forms of Discrimination Against Women and the Convention on the Rights of the Child. We are also signatories to the Women’s Empowerment Principles.

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Safe & Respectful Workplaces. We are committed to promoting safety in all the Company’s corporate offices and Company-owned and operated restaurants, as well as supporting franchisees to do the same in the restaurants they own and operate. Our Global Brand Standards were put in place to help foster safe, respectful and inclusive workplaces, where people can be themselves without fear of harassment, discrimination, retaliation or violence. The standards apply across all McDonald’s restaurants, whether Company-owned and operated or franchised.

Our Commitment to Inclusion. We believe in the power of OUR Golden Rule: treating everyone with dignity, fairness, and respect, always. This belief, grounded in our values, is at the heart of everything we do. These values guide our commitment to putting people first and creating access to opportunity for everyone – whether it’s our customers, employees, franchisees or suppliers. We know that Inclusion is not just a value – it’s a key driver of our business success.

Talent & Benefits. McDonald’s vision is to be an iconic talent destination. Based on our belief that the employee experience can positively impact the customer experience, we are relentlessly focused on running great restaurants, empowering our people and continuing to modernize our ways of working. We have designed and are deploying strategic human resources and talent management processes that help support our long-term business strategy.

Community Connection

Recent Highlights

●
As of December 2023, we have achieved our Youth Opportunity goal ahead of our target year, with 2.2 million young people having participated in training programs and/or been hired in McDonald’s Company-owned and operated or participating Franchisee restaurants.
●
The Company, along with its franchisees and customers, donated approximately $212 million to RMHC in 2023, helping the charity provide approximately 2.7 million overnight stays for RMHC families around the world.

McDonald’s has a unique connection with communities the world over. We believe that comes with a responsibility to help support the people within them. It’s a responsibility we take seriously ‒ because we believe that when our communities thrive, so does McDonald’s. Within this Impact Area we are focused on the following:

Community Impact & Philanthropy. We aim to build strong and inclusive connections that deliver on the needs of the communities McDonald’s serves, because we believe that doing so is consistent with the Company’s business objectives and values. Our Community Impact & Philanthropy strategy focuses on three key strategic outcome areas: (1) Supporting families: Help address the needs of families and their well-being through the support of Ronald McDonald House Charities (“RMHC”); (2) Times of need: Help respond to the needs of people and communities in the face of crisis and hardship; and (3) Opportunity employment: Help reduce systemic barriers to employment.

Ronald McDonald House Charities. Through a network of over 258 chapters in more than 60 countries as of the end of 2023, Ronald McDonald House Charities envisions a world where every family has what they need to ensure the best health outcomes for their children. Our franchisees, employees, suppliers, and customers have supported RMHC for 50 years.

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Shareholder Engagement

We understand the importance of engaging with our shareholders and are committed to regularly discussing their perspectives on significant issues. Our Board and management team have developed and maintained a robust annual shareholder engagement program, highlights of which are described below. In addition, the following graphic illustrates elements of our shareholder outreach and engagement efforts, with a specific focus on activities that take place before, during and after our Annual Shareholders’ Meeting:

Q1►Q2	Before Annual Shareholders’ Meeting	Q2	Annual Shareholders’ Meeting
●
Offer discussions with all shareholder proposal proponents
●
Engage with shareholders on items related to voting matters at the Annual Meeting
●
Report on shareholder engagement feedback to Governance Committee
● Publish Proxy Statement and Annual Report ● Engage with shareholders in attendance at the meeting ● Receive voting results

Q3	After Annual Shareholders’ Meeting	Q4►Q1	Off-Season Engagement & Evaluation of Practices
●
Discuss voting results from the meeting, as well as shareholder feedback, and determine if any follow-up actions are appropriate
●
Consider focus areas for off-season engagement with shareholders and other stakeholders
●
Review corporate governance trends, regulatory developments and our corporate governance documents, policies and practices

●
Engage with shareholders and other stakeholders to better understand their viewpoints on key issues and inform Board and management discussions
●
Attend and participate in investor and governance-related events to better understand emerging trends and further engage with shareholders and other stakeholders
●
Evaluate potential changes to policies and practices considering feedback received from our shareholders and other stakeholders and our existing practices

Responsiveness to Shareholders

An advisory shareholder proposal requesting that we disclose the “15 key welfare indicators” referenced in the Company’s Broiler Welfare Commitments received the support of approximately 36% of shares voted. Although the majority of our shareholders rejected the proposal, we recognize this is an area of interest for our stakeholders. We continue to make and report progress against our Broiler Welfare Goal. We shared the progress as of the end of 2023 in our 2023-2024 Purpose & Impact Report, where we proudly noted that each of our commitments had been achieved or was on track to be achieved as planned. In 2025, we will report progress made through the end of 2024.

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Other Governance Policies & Principles

Corporate Governance Principles

Our Governance Committee regularly reviews our Corporate Governance Principles and other governing documents and policies to confirm their appropriateness in light of our current and expected long-term circumstances, as well as evolving practices. Our Corporate Governance Principles are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Insider Trading Policy

The Company has adopted an Inside Information and Securities Trading Policy that governs the purchase, sale and other dispositions of our securities by directors, executive officers and employees. The Company believes that the policy is reasonably designed to promote compliance with insider trading laws, rules, regulations and applicable listing regulations and applies to certain transactions. The full text of our policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on February 25, 2025.

Outside Board Service

It is expected that, before accepting an offer to serve on another public company board, a Director will consider whether that service will compromise his or her ability to perform his or her present responsibilities to our Company. Our Board has a policy providing that Directors may not serve on more than three public company boards (in addition to our Board). Our CEO and other management Directors, if any, may only serve on one public company board (in addition to our Board). Moreover, in the event of any scheduling conflict between our Board and any other board that a Director may subsequently join, such Director will commit to prioritizing his or her attendance obligations with our Board. Prior to accepting an invitation to serve on another public company board, each independent Director is required to provide notice to our Corporate Secretary, Chairman and Governance Committee Chair, and to obtain the consent of our Chairman and Governance Committee Chair. If an independent Director does not provide such notice, he or she will offer to submit his or her resignation from our Board to our Governance Committee Chair, and our Governance Committee will then determine whether to accept or reject such offer. Our Governance Committee reviews our policy on outside Board service as part of its annual review of our Corporate Governance Principles and recommends to our Board any appropriate changes.

Codes of Conduct

Each year, our Directors must confirm that they have read and will comply with our Code of Conduct for the Board of Directors. Our employees, including executive officers, are subject to our Standards of Business Conduct. These documents are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html. If we make certain amendments to these documents (other than technical, administrative or other non-substantive amendments), or grant certain waivers, including an implicit waiver, from a provision thereof to our chief executive officer, chief financial officer, chief operating officer, chief accounting officer or controller (or persons performing similar functions), we will disclose the nature of such amendment or waiver, its effective date and to whom it applies on our website or in a Current Report on Form 8-K filed with the SEC.

Meeting Attendance

Pursuant to our Corporate Governance Principles, Directors are expected to attend all or substantially all meetings of our Board and the Committees on which they serve, as well as our Annual Shareholders’ Meeting. Our Board met seven times in 2024, and our Committees met the number of times set forth on pages 35–38.

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On average, our Directors attended 96% of the total number of meetings of our Board and the respective Committees on which they served in 2024, meaning each Director attended at least 75% of such meetings. In addition, all of our Directors who were elected at the 2024 meeting attended our virtual 2024 Annual Shareholders’ Meeting.

Executive Sessions

Directors meet regularly in executive sessions without management present. An executive session is typically scheduled immediately before or after each regular Board meeting. Currently, our Chairman presides at such executive sessions, except in such matters as may involve his re-election or compensation, or our Board’s leadership structure, in which case our Lead Independent Director presides. Our Lead Independent Director also presides over executive sessions conducted only among the independent Directors. Executive sessions are also regularly scheduled in connection with Committee meetings, other than our Executive Committee, throughout the year.

Director Orientation & Continuing Education

Upon joining our Board, Directors participate in an orientation that includes introductions to members of our senior leadership team and provides information about our operations, performance, strategic plans and corporate governance practices. In addition, members of senior leadership and other speakers are periodically invited to attend portions of Board and Committee meetings to provide updates on business and general industry trends, as well as governance, regulatory, legal and financial matters.

Directors are encouraged to participate in continuing education programs to stay informed of developments in corporate governance and issues relating to the operation of public company boards. Directors also conduct periodic visits to our restaurants and, of course, are McDonald’s customers. For more information on how Directors oversee and remain informed on Company strategy, see “Strategy Oversight” on page 41.

Communications With Our Board

Persons wishing to communicate with our Directors, individually or as a group, may do so by emailing bod@us.mcd.com. Under our Board’s policy for public communications addressed to our Board, our Corporate Secretary reviews correspondence, forwards correspondence addressed to an individual Director to that Director and screens correspondence addressed to multiple Directors or our full Board in order to forward it to the most appropriate person. Communications relating to our accounting, internal accounting controls or auditing matters are referred to our Audit & Finance Committee Chair, while certain communications that are unrelated to the duties and responsibilities of our Board (e.g., business solicitations, mass mailings and employment inquiries) are excluded.

Director Compensation

Non-management Directors are compensated for their service on our Board, as described below. Directors who are also Company employees do not receive any compensation for their service as Director.

Our Governance Committee annually evaluates the compensation of our Directors. Consistent with this practice, in Spring 2024, our Board’s independent compensation consulting firm Semler Brossy Consulting Group LLC (“Semler Brossy”) performed a comprehensive review of both the structure of our non-management Director compensation program and amount of compensation, including benchmarking director compensation using the same peer group as is used for reviewing executive compensation, as described under “Compensation Discussion and Analysis” beginning on page 50. Informed by the results of this review and the base salary increase budget for employees, upon recommendation of the Governance Committee, the Board approved a $5,000 increase to the long-term equity component of the Director compensation package, effective May 22, 2024. No other changes were made to our Director compensation program in 2024.

Our Director compensation program consists of: (i) an annual cash retainer of $120,000; and (ii) an annual grant of common stock equivalent units with a value of $205,000 under our Board of Directors’ Deferred Compensation Plan (the “Directors’ Plan”); (iii) an annual cash retainer of $30,000 for our Audit & Finance Committee Chair; and (iv) an annual cash retainer of

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Board & Governance Matters

$25,000 for the Chairs of our Compensation, Governance and Corporate Responsibility Committees. We also match up to $10,000 of charitable contributions made annually by Directors to eligible tax-exempt organizations.

In recognition of his leadership as our Lead Independent Director, after considering market data provided by Semler Brossy, our disinterested Directors awarded Miles White an additional $50,000 cash retainer in 2024.

Common stock equivalent units granted to Directors are credited to an account in the Directors’ Plan that reflects the gains, losses and dividends associated with a notional investment in our common stock and are settled following the Director leaving the Board. Common stock equivalent units so credited are based on a per-share price equal to the closing price of our common stock on the date the units are credited. In addition, Directors may elect to defer all or a portion of their cash retainers in the form of additional common stock equivalent units under the Directors’ Plan. Amounts Directors choose to defer from their retainer are deferred until a specified payment date, as determined by the Director in accordance with the Directors’ Plan. A Director may elect that all or a portion of the credited common stock equivalent units be paid in a lump sum or equal annual installments over a period of up to 15 years, beginning after retirement from our Board. Elections under the Directors’ Plan are irrevocable. In the event of death, amounts are paid in a lump sum. All amounts paid from the Directors’ Plan are paid in cash.

The following table summarizes the compensation received by each non-management Director who served in 2024:

	FEES EARNED OR	STOCK	ALL OTHER
NAME	PAID IN CASH ($)(1)	AWARDS ($)(2)	COMPENSATION ($)(3)	TOTAL ($)
Anthony Capuano	120,000	203,060	10,000	333,060
Kareem Daniel	120,000	203,060	10,000	333,060
Lloyd Dean	145,000	203,060	10,000	358,060
Catherine Engelbert	150,000	203,060	10,000	363,060
Margaret Georgiadis	120,000	203,060	10,000	333,060
Enrique Hernandez, Jr.(4)	145,357	78,356	10,000	233,713
Michael Hsu(5)	73,187	125,464	10,000	208,651
John Mulligan	134,130	203,060	10,000	347,191
Jennifer Taubert	120,000	203,060	10,000	333,060
Paul Walsh	145,000	203,060	10,000	358,060
Amy Weaver	120,000	203,060	10,000	333,060
Miles White	175,495	203,060	10,000	388,555
(1)	As described above, Directors may defer all or a portion of their retainer earned in the form of additional common stock equivalent units under the Directors’ Plan.
(2)	These amounts represent the aggregate grant date fair value of common stock equivalent units computed in accordance with ASC 718 that were granted to each Director who served during 2024. The grant date fair value was determined based on our closing stock price on the date of grant.
(3)	Represents the amount of charitable contributions to tax-exempt organizations that the Company matched for Directors in 2024. No Director received perquisites or personal benefits in excess of $10,000 in the aggregate in 2024.
(4)	Mr. Hernandez retired from our Board on May 22, 2024, and received prorated compensation to reflect his service in 2024.
(5)	Mr. Hsu joined the Board on May 22, 2024, and received prorated compensation to reflect his service in 2024.

Cumulative Outstanding Stock Awards as of December 31, 2024

OUTSTANDING
NAME	STOCK AWARDS
Anthony Capuano	1,706
Kareem Daniel	1,592
Lloyd Dean	14,104
Catherine Engelbert	3,911
Margaret Georgiadis	10,026
Enrique Hernandez, Jr.	688
John Mulligan	9,269
Jennifer Taubert	2,565
Paul Walsh	5,428
Amy Weaver	1,592
Miles White	22,092

48

PROPOSAL 2: Advisory Vote to Approve Executive Compensation

Our Board unanimously recommends that you vote  FOR  Proposal 2.

Pursuant to Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), we are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers for 2024, including the Compensation Discussion and Analysis (the “CD&A”), compensation tables and related material disclosed in this Proxy Statement.

As fully described in the CD&A, our executive compensation program is guided by the following long-standing principles: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value; and (iii) pay competitively. Our executives’ compensation opportunities are predominantly performance-based. Our Compensation Committee has established financial performance targets designed to be challenging, and payouts under our incentive plans can vary significantly based on Company performance.

During 2024, the Company navigated challenging conditions produced by the QSR industry, including ongoing pressure on consumer spending. Our 2024 performance did not meet our expectations with global Systemwide sales of up 1%. Despite these ongoing challenges facing the global QSR industry, the Company is confident in the M-C-D growth pillars under our Accelerating the Arches strategy and McDonald’s has taken actions that position us well to succeed.

Our below target operating income and Systemwide sales performance in 2024 resulted in a Corporate Short-Term Incentive Plan (“STIP”) payout factor for the named executive officers (“NEOs”) of 27.6%. Despite the below target 2024 performance, the Company had strong multi-year performance driven by the Company’s results in 2022 and 2023, resulting in a 170.2% payout factor for the performance-based restricted stock units (“PRSUs”) awarded to our executives in 2022. These payouts demonstrate the Company’s strong pay-for-performance alignment for both the respective one- and three-year performance periods.

Our Compensation Committee’s commitment to align payouts with Company performance over different time periods has helped to drive long-term value creation for our shareholders.

For the reasons expressed above and discussed in more detail in the CD&A, our Board believes that our executive compensation program effectively motivates strong performance while balancing risk, thereby aligning the interests of our executives with those of our shareholders. Although this vote is advisory and non-binding, our Compensation Committee and Board value the opinions of shareholders and will consider the outcome of the vote, along with our ongoing dialogue with shareholders and other relevant factors, when considering future executive compensation decisions.

We currently hold our advisory vote on executive compensation annually, and the next such vote is expected to occur at our 2026 Annual Shareholders’ Meeting.

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Executive Compensation

Compensation Committee Report

Our Compensation Committee (the “Committee”) has reviewed and discussed the CD&A with management. Based on this review and discussion, the Committee recommended to our Board that the CD&A be included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

The Compensation Committee

Lloyd Dean, Chair

Anthony Capuano
Kareem Daniel
John J. Mulligan
Jennifer Taubert
Miles D. White

Compensation Discussion and Analysis

This CD&A describes our executive compensation program and provides insights into the Committee’s process and rationale for reviewing and implementing such program. To enable easier navigation, we have organized the disclosure into the following sections:

50

Executive Compensation

1. Our 2024 Year in Review

Business Performance

The Company’s Accelerating the Arches growth strategy continues to be the right strategy, despite 2024 performance that did not meet our expectations.  In 2024, the Company’s global comparable sales were slightly negative, but increased 8.9% on a two-year basis. The Company’s operating income also grew 1% in 2024.  Despite the challenges that faced the Company in 2024, the Company achieved a three-year average annual EPS growth of 7%. The Company remains confident that the M-C-D growth pillars will drive sustainable long-term growth.

Compensation

The Company’s 2024 operating income and Systemwide sales performance was below target, resulting in a Corporate STIP payout factor for NEOs of 27.6%. Despite the Company’s 2024 performance, the execution of our Accelerating the Arches growth strategy produced strong, multi-year performance, resulting in a 170.2% payout factor for the PRSUs awarded to our executives in 2022 that vested in early 2025 based on performance over the 2022-2024 performance period.

These payouts demonstrate the Company’s strong pay-for-performance alignment for both the respective one- and three-year performance periods. The 2024 STIP payout factors highlight that our executives are held accountable to achieve rigorous performance targets despite the challenging external environment. The 2022-2024 PRSU payout factor was driven by two strong years of EPS and ROIC performance and strong shareholder returns over the three-year performance period. The graphics below highlight the strong alignment between Company performance and payout factors over the applicable performance periods.

2024 STIP FINANCIAL PERFORMANCE VS TARGETS
Systemwide Sales Growth	Operating Income Growth

2022–2024 PRSUs VS TARGETS
3-Year Compound Annual Earnings Per Share (“EPS”) Growth	3-Year Average Annualized Return on Invested Capital (“ROIC”)

For more detailed information on our incentive plans and the calculation of our payout factors, see “Performance-Based Compensation Metrics” and “2024 Direct Compensation Elements” beginning on pages 57 and 58, respectively.

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Executive Compensation

2. Named Executive Officers

OUR NEOS FOR 2024 ARE LISTED BELOW:
Christopher Kempczinski	Ian Borden	Joseph Erlinger	Gillian McDonald	Desiree Ralls-Morrison
Chairman, President and Chief Executive Officer (“CEO”)	Executive Vice President and Global Chief Financial Officer (“CFO”)	President, McDonald’s USA	President, International Operated Markets	Executive Vice President, Global Chief Legal Officer

3. Compensation Guiding Principles

The Company follows three long-standing principles in designing our executive compensation program:
pay for performance	drive business results with a focus on creating long-term shareholder value	pay competitively
These principles inform the design, operation, and risk profile of our executive compensation program.

First Principle: Pay for Performance

Our executives’ compensation opportunity is predominantly performance-based. As detailed in the graphic to the right, which shows target total direct compensation for 2024, using salary, target STIP payout and grant date fair values for long-term incentive awards granted in 2024, 92% of our CEO’s target total direct compensation opportunity for 2024 was performance-based. For our NEOs other than Mr. Kempczinski, approximately 84% of the target total direct compensation opportunity for 2024 was performance-based.

Our short-term incentive plan is based on a two strategic financial metrics that are aligned with our key measures of long-term sustainable growth. In addition, given the importance of restaurant development in driving top-line growth, the STIP includes a new restaurant opening metric, as well as a strategic scorecard that is designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy. The Committee establishes performance targets that are designed to be challenging, and payouts under our incentive plans can vary significantly based on performance.

52

Executive Compensation

KEY 2024 METRICS
STIP	PRSUs
● Operating Income Growth ● Systemwide Sales Growth ● New Restaurant Openings ● Strategic Scorecard	● Earnings Per Share (“EPS”) Growth ● Return on Invested Capital (“ROIC”) ● Total Shareholder Return (“TSR”)

Second Principle: Drive Business Results & Long-Term Value Creation

While we believe it is important to reward success against short-term goals, our overall focus is on driving long-term shareholder value. The Committee regularly considers how our compensation program supports our current business strategy, as described below. In order to incentivize long-term value creation, we have delivered approximately 75% of our CEO’s compensation opportunity in the form of long-term incentive awards that vest over several years. Further, the performance-based compensation programs are designed to require growth over prior year results to yield any payout.

Third Principle: Pay Competitively

Our compensation program is designed to attract, motivate, and retain talented executives critical to our success. The Committee monitors the compensation practices of our peer group of companies with which we compete for talent and considers market competitiveness when setting executive compensation. Additionally, the Committee considers internal pay equity, as described below, when making executive compensation decisions.

4. Aligning Compensation with Business Strategy

The Committee annually reviews our executive compensation program to evaluate whether the program and performance metrics are designed to help drive execution of our business strategy. As part of this review, the Committee may modify the design and/or performance metrics to reflect the most significant priorities of our business strategy in a given year.

2024 Short-Term Cash Incentive (STIP)

The design of our executive compensation program for 2024 was generally consistent with 2023, which the Committee believes was closely aligned with the Company’s strategic priorities and motivates our executives to produce strong business results. For the 2024 STIP, the Committee retained operating income, Systemwide sales, and new restaurant openings (which together account for 85% of the award) as core metrics and added a strategic scorecard designed to hold executives accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy (accounting for 15% of the award). The Committee believes this combination of metrics reflects the appropriate balance of driving both top- and bottom-line growth and motivating leaders to achieve key business objectives that are deemed critical to our Accelerating the Arches growth strategy. Refer to “Short-Term Cash Incentive (STIP)” beginning on page 58 for more information. The Committee continues to believe the metrics, and their relative weightings, in the Company’s 2024 design are closely aligned with our Accelerating the Arches strategy and retained Systemwide sales, operating income, new restaurant openings and a refined qualitative strategic scorecard for 2025 STIP awards.

2024 Performance-Based Restricted Stock Units (PRSUs)

The Company’s 2024 PRSU design is also closely tied to the Accelerating the Arches growth strategy and drives long-term, sustainable growth. Consistent with the 2023 PRSU design, the 2024 PRSU design includes EPS growth and ROIC as core

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Executive Compensation

metrics, as well as a relative TSR modifier. The Committee believes the PRSU design appropriately incentivizes executives to drive long-term shareholder value. Refer to “Long-Term Incentive Compensation” beginning on page 60 for more information. The Committee continues to believe the metrics, and their relative weightings, in the 2024 PRSU design are closely aligned with our Accelerating the Arches strategy and retained EPS and ROIC as core metrics for 2025 PRSU awards.

5. Compensation Setting Process

The Committee reviews our overall executive compensation program to evaluate whether it remains aligned with current business objectives and evolving best practices, including seeking feedback from our shareholders. The Committee is responsible for determining the compensation of our CEO and each of our other NEOs, informed by the respective performance evaluation of each executive. The Committee’s responsibilities regarding executive compensation are further described in the “Board and Governance” section of this Proxy Statement.

The following highlights the Committee’s annual review process.

input from our compensation consultant

The Committee’s independent compensation consultant reviews and provides input on overall compensation design and NEO target compensation opportunities.

Market considerations

The Committee considers peer data and market benchmarking pay data obtained from various sources.

Role of management

Management provides the Committee with its perspective on compensation matters. However, no member of management is involved in the decisions regarding their own compensation.

Mr. Kempczinski, while not a member of the Committee, attended portions of each Committee meeting in 2024 to contribute to and understand the Committee’s oversight of, and decisions relating to, executive compensation. In addition, Mr. Kempczinski supports the Committee’s compensation-setting process by providing an assessment of the performance of each of the NEOs other than himself and recommendations regarding their compensation. Further, the Committee regularly meets in executive session in order to discuss matters without any participation from members of management.

54

Executive Compensation

Shareholder Engagement

Throughout the year, management engages in dialogue with a significant portion of our shareholders on a variety of topics, including our executive compensation program (for more details, see “Proxy Summary” beginning on page 7). The Committee considers feedback received through these direct discussions with investors in addition to prior “Say-on-Pay” results. At the 2024 Annual Shareholders Meeting, our shareholders continued to show strong support of our executive compensation program. The Committee considered the 2024 voting results as part of its annual review of the program and determined that our compensation guiding principles and compensation program design continued to be appropriate and aligned with our strategy.

Internal Pay Equity

The Committee considers the following in determining our executives’ direct compensation opportunities: competitive pay levels; relative scope of responsibilities; individual performance; tenure in position; and the effect on our general and administrative expenses. In addition, as circumstances warrant, we may provide compensation to executives outside of our regular compensation structure in connection with their hiring, promotion, or retention. This approach permits us to meet specific business objectives without distorting pay equity. In line with our core values, our global pay principles emphasize the importance of compensation that is competitive, non-discriminatory, performance-based, transparent, and compliant with legal and regulatory standards.

Independent Compensation Consultant

The Committee has the sole authority to retain and dismiss an independent compensation consultant. The Committee has engaged Semler Brossy Consulting Group LLC (“Semler Brossy”) as its independent compensation consultant. Consistent with its Charter, the Committee regularly considers its compensation consultant’s independence. In October 2024, the Committee concluded that Semler Brossy is independent and that its work for the Committee did not raise any conflicts of interest. Management may not engage the Committee’s consultant for any purpose.

Peer Companies

Consistent with our goal of providing competitive compensation to motivate and retain executive talent, we review compensation practices and levels for a group of peer companies that we believe best reflect our business. In setting target compensation levels for our executives, we use the market median for each compensation element as a reference point; however, we do not specifically target any element of compensation at a particular percentile.

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Executive Compensation

Annually, based on input from Semler Brossy and management, the Committee selects a peer group comprised of companies with which we compete for talent, including our direct competitors, major retailers, producers of consumer branded goods and companies with a significant global presence, based on the following screens:

Size	Covered Industries	Strategic Criteria

● Companies with revenue and a market cap in the range of 0.25 to four times those of our Company	● Restaurants and leisure ● Retail ● Consumer products ● Technology ● Food and beverage	● Iconic global brand ● Global business ● Talent market competitor

The following table sets forth our 2024 peer group, which was the same peer group used to evaluate executive compensation decisions for 2023. The graphic below compares the market capitalization of these companies to McDonald’s.

● The Coca-Cola Company ● Colgate Palmolive Company ● Johnson & Johnson ● The Kraft-Heinz Company ● Marriott International, Inc. ● Mastercard Incorporated ● Mondelēz International, Inc. ● NIKE, Inc.	● PepsiCo, Inc. ● The Procter & Gamble Company ● Starbucks Corporation ● Target Corporation ● Visa Inc. ● Walgreens Boots Alliance ● Wal-Mart Inc. ● Yum! Brands Inc.

In July 2024, the Committee approved updates to the Company’s peer group by adding The Walt Disney Company and removing Johnson & Johnson and Walgreens Boots Alliance. These changes will be effective and used for 2025 compensation decisions.

56

Executive Compensation

6. Performance-Based Compensation Metrics

Our 2024 compensation program included both annual and long-term incentive awards, based on objective performance metrics (both absolute and relative), as well as our stock price performance, as reflected in the following graphic:

●
The Committee takes a holistic approach to establishing performance targets under our incentive compensation plans.
●
The Committee recognizes the importance of achieving an appropriate balance between rewarding executives for strong performance over both the short- and long-term and establishing motivating but rigorous targets.
●
The Committee focuses on the need to motivate and retain executives, without encouraging excessive risk-taking.
●
In setting these objective performance targets, the Committee considers our financial objectives and the economic, and competitive environments.

2025 Proxy Statement	57

Executive Compensation

7. 2024 Direct Compensation Elements

Annual Compensation

Base Salary

To maintain competitiveness, the Committee considers a variety of factors, including market data, scope of responsibilities, individual performance, tenure in position and the effect on our general and administrative expenses. In early 2024, the Committee approved increases to the base salaries of our NEOs, focusing on more closely aligning their compensation relative to executives with comparable roles and tenures within the peer group. The following table details the increases the Committee approved.

NAMED EXECUTIVE OFFICER	2023 SALARY ($)*	2024 SALARY ($)*
Christopher Kempczinski	1,425,000	1,550,000
Ian Borden	900,000	950,000
Joseph Erlinger	840,000	875,000
Gillian McDonald**	808,365	901,000
Desiree Ralls-Morrison	825,000	850,000
*	Salary information is annualized and amounts are effective March 1 of applicable year.
**

Ms. McDonald’s base salary is paid in British Pounds (“GBP”), with an annualized salary of 650,000 GBP for 2023 and 705,000 GPB for 2024. The amounts reflected in the table above are based on the average monthly exchange rate for 2023 of 1 GBP = 1.24USD and for 2024 of 1GBP = 1.27 USD.

Short-Term Cash Incentive (STIP)

In setting individual STIP targets, the Committee considers a variety of factors, including individual performance, experience, market competitiveness, retention, succession, and internal equity considerations. The Committee considered these factors and determined not to increase the STIP target for four of the NEOs and increased the 2024 STIP target for Mr. Borden from 125% to 130%.

NAMED EXECUTIVE OFFICER	2023 STIP (%)	2024 STIP (%)
Christopher Kempczinski	200	200
Ian Borden	125	130
Joseph Erlinger	120	120
Gillian McDonald	120	120
Desiree Ralls-Morrison	100	100

58

Executive Compensation

For 2024, the STIP design was aligned with our Accelerating the Arches strategy and rewarded growth in operating income, Systemwide sales, new restaurant openings and performance against a new strategic scorecard. Operating income growth requires us to balance increases in revenue with financial discipline to produce strong margins and cash flow. Systemwide sales is an important metric in a franchise business as income generation is closely correlated to sales growth and it is a measure of the financial health of our franchisees. The new restaurant openings metric measures restaurants opened in our U.S. and International Operated Markets (“IOM”) segments and reflects the importance of restaurant development in driving top-line growth as part of our Accelerating the Arches strategy. In 2024, the STIP design was updated to include a strategic scorecard that holds management accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy.

The chart below provides the operating income growth, Systemwide sales growth, and new restaurant openings necessary to achieve threshold, target, and maximum payouts under the 2024 STIP for the Corporate segment. Consistent with prior years, the operating income and Systemwide sales performance targets required growth over prior year results to receive a payout. STIP payouts are capped at 200% of the target award.

2024*	THRESHOLD	TARGET*	MAXIMUM
Operating income growth	0%	5.9%	15.9%
Systemwide sales growth	0%	6.1%	14.2%
New restaurant openings	442	489	518
*

Payout percentage interpolated for results that fall between each of the performance levels specifically identified. The maximum payout as a percentage of target was 240% for the operating income growth and Systemwide sales growth metrics and 133% for the new restaurant openings and strategic scorecard metrics.

Performance vs. 2024 STIP Targets

The following table shows the operating income, Systemwide sales, and new restaurant opening targets and results under the 2024 STIP for the Corporate, U.S. and IOM segments.

	OPERATING INCOME (“OI”)* (40% WEIGHTING)				SYSTEMWIDE SALES ("SWS") (30% WEIGHTING)				NEW RESTAURANT OPENINGS (“NRO”) (15% WEIGHTING)
		TARGET 2024		2024		TARGET 2024		2024
		OI GROWTH	2024	ADJUSTED		SWS GROWTH	2024	ADJUSTED
	TARGET	OVER	ADJUSTED	OI GROWTH	TARGET	OVER	ADJUSTED	SWS GROWTH	TARGET
	2024 OI	2023	OI	OVER 2023	2024 SWS	2023	SWS	OVER 2023	2024 NRO	2024 NRO
	($B)	(%)	($B)	(%)	($B)	(%)	($B)	(%)	(#)	(#)
Corporate	12.7	5.9	12.0	0.1	137.3	6.1	131.6	1.6	489	466
U.S.	6.2	6.9	5.7	(0.6)	55.9	5.3	53.5	0.6	140	141
IOM	6.3	7.0	5.9	0.0	46.8	6.4	44.7	1.6	349	325
*

The 2024 operating income target and results above have been adjusted in accordance with the Committee’s pre-established guidelines. See pages 62 and 63 for further information on the Committee’s guidelines as well as 2024 STIP adjustments.

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Executive Compensation

For 2024, our strategic scorecard was designed to hold management accountable for efforts towards advancing the Company’s values, driving employee engagement and executing its franchising strategy. Performance was evaluated qualitatively, informed by quantitative results. The strategic scorecard represented 15% weighting in the STIP at target, with the opportunity to earn from 0 to 20 STIP points. The strategic scorecard was designed to require significant efforts in order to be allocated STIP points and outsized efforts in order to receive maximum payout. The Committee qualitatively evaluated the Company’s efforts and performance with respect to the areas of focus within the strategic scorecard and awarded the NEOs 75% or 11.3 points for their efforts and achievements.

Individual 2024 STIP Payouts

The 2024 STIP target and actual payouts for our NEOs are shown in the following table. The 2024 STIP payouts for Mr. Kempczinksi, Mr. Borden and Ms. Ralls-Morrison were based on Corporate performance, while the 2024 STIP payouts for Ms. McDonald and Mr. Erlinger were based on their segment and Corporate performance, respectively, in order to more directly tie their 2024 STIP payouts to their areas of responsibility.

			TARGET
			2024 STIP			2024 STIP
			PAYMENT AS	2024		PAYMENT AS
	APPLICABLE TEAM	PERFORMANCE	PERCENT OF	TARGET STIP	2024 STIP	PERCENT OF
NAMED EXECUTIVE OFFICER	FACTORS	FACTORS (%)	SALARY (%)	PAYOUT ($)	PAYOUT ($)	TARGET (%)
Christopher Kempczinski	Corporate (85%)	19.2	200	3,100,000	854,670	27.6
	Strategic Scorecard (15%)	75
Ian Borden	Corporate (85%)	19.2	130	1,235,000	340,490	27.6
	Strategic Scorecard (15%)	75
Joseph Erlinger	U.S. (63.75%)	23.0	120	1,050,000	314,922	30.0
	Corporate (21.25%)	19.2
	Strategic Scorecard (15%)	75
Gillian McDonald(1)	IOM (63.75%)	13.5	120	1,081,243	258,810	23.9
	Corporate (21.25%)	19.2
	Strategic Scorecard (15%)	75
Desiree Ralls-Morrison	Corporate (85%)	19.2	100	850,000	234,345	27.6
	Strategic Scorecard (15%)	75
(1)	Ms. McDonald’s 2024 target STIP payout has been converted to USD based on the average monthly exchange rate for 2024 of 1 GBP = 1.27 USD.

Long-Term Incentive Compensation

Consistent with prior years, our long-term incentive compensation in 2024 consisted 50% of PRSUs and 50% of stock options. The Committee believes this mix of awards supports our pay-for-performance philosophy. Executives are motivated by PRSUs to achieve robust financial performance targets over a three-year period, and stock options focus executives on actions that create shareholder value over the long term.

60

Executive Compensation

Setting 2024 Long-Term Incentive Award Values

In determining the long-term incentive awards, the Committee considers several factors, including market practices, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses. As in the prior year, the Committee elected to deliver the majority of Mr. Kempczinski’s 2024 total compensation increase in the form of additional long-term incentive awards to further align his interests with the Company’s shareholders. Mr. Kempczinski’s target long-term incentive award was increased as a result of his strong leadership during his tenure as CEO and to further align his compensation with the Company’s target pay philosophy and to more competitively align his compensation within our peer group. The Committee also approved increases to the target long-term incentive awards for Mr. Borden and Ms. McDonald in order to better reflect market competitiveness for their roles.

The following table illustrates the 2023 and 2024 target annual long-term incentive award values for our NEOs, including the approved increases as described above.

NAMED EXECUTIVE OFFICER	2023 AWARD VALUE ($)	2024 AWARD VALUE ($)
Christopher Kempczinski	13,000,000	15,000,000
Ian Borden	4,000,000	4,750,000
Joseph Erlinger	3,750,000	3,750,000
Gillian McDonald	2,750,000	3,750,000
Desiree Ralls-Morrison	2,600,000	2,600,000

Performance-Based Restricted Stock Units (PRSUs)

2024 PRSU Awards

Consistent with prior years, 50% of the target annual long-term incentive award values for our NEOs were granted in the form of PRSUs. PRSUs provide the right to receive a share of our common stock, subject to certain vesting requirements, and accrue dividend equivalent rights that are reinvested in additional PRSUs and earned in proportion to and only to the extent the underlying PRSUs vest. These awards also align the interests of our NEOs with those of our shareholders by delivering payouts in the form of our common stock.

PRSUs granted in 2024 will vest on the third anniversary of the grant date, subject to our achievement of two key financial metrics, EPS growth (weighted 75%) and ROIC (weighted 25%). The Committee incorporated the planned level of share repurchases in setting the EPS targets. The PRSUs are also subject to a modifier based on our relative TSR performance measured over the three-year performance period vs. the S&P 500 Index. The Committee believes this balanced set of metrics encourages executives to increase profitability through the efficient and effective use of capital, which will enhance shareholder value. The relative TSR modifier can increase or decrease payout based on the Company’s performance relative to the S&P 500 index, rewarding NEOs for Company outperformance and reducing payouts if Company performance lags.

The PRSUs are also subject to a cap of 100% of target if our absolute TSR for the three-year performance period is negative, which further supports our commitment to ensuring that the interests of executives are aligned with those of our shareholders.

Maximum payout of PRSUs is limited to 200% of the target award (subject to a modifier of up to an additional 25 percentage points based on our relative TSR vs. the S&P 500 Index over the performance period), plus any dividend equivalents earned on the PRSUs.

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Executive Compensation

The chart below provides the three-year average annual EPS growth and ROIC necessary to achieve threshold, target, and maximum payouts for the 2024–2026 PRSUs.

2024–2026*	THRESHOLD	TARGET	MAXIMUM
Three-Year Compound Annual EPS growth	0.0%	7.0%	11.0%
Three-Year Average of Annualized ROIC	16.0%	20.0%	24.0%
*	Payout percentage interpolated for results that fall between each of the performance levels specifically identified.

CUMULATIVE TSR VS. S&P 500 INDEX MODIFIER*
0 – 19th percentile	-25%
35th percentile	-12.5%
50th percentile	0%
65th percentile	+12.5%
80 – 100th percentile	+25%
*	Payouts between 20th and 79th percentiles will be interpolated.

2022 PRSU Payouts

In 2022, the Committee granted PRSUs to our executives, which were subject to EPS, ROIC and relative TSR performance metrics for the 2022–2024 performance period. Driven by the execution of our Accelerating the Arches growth strategy and strong results in 2022 and 2023, the Company achieved well above-target performance for both our EPS growth and ROIC and our TSR was at the 57th percentile compared to the S&P 500 Index, resulting in the PRSUs vesting at 170.2% of the target amount in early 2025.

Stock Options

The remaining 50% of the target annual long-term incentive award values for our NEOs were granted in the form of options. Options granted to our NEOs have an exercise price equal to the closing price of our common stock on the grant date, a term of ten years and vest ratably over four years, subject to continued service. Options provide value only if our share price increases, thereby closely aligning executive pay with shareholder interests and our pay for performance philosophy.

8. Adjustments to Reported Results

To focus our executives on the fundamentals of our underlying business performance, certain adjustments that are not indicative of ongoing performance may be approved for purposes of incentive-based compensation. Our goal is to align incentive payouts with underlying business results that our investors use to measure performance, as opposed to allowing special gains or charges to have a significant impact on payouts.

The Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Committee views the business. The following graphic illustrates the three categories (“strategic,” “regulatory” and “external”) of items the Committee may exclude from financial results for purposes of determining incentive payouts. In addition, the Committee excludes the effects of foreign currency translation (either positive or negative) for purposes of incentive payouts since changes in foreign exchange rates may cause our reported results to appear more or less favorable than business fundamentals indicate.

The Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance, in STIP and/or PRSUs. Individual adjustments may have a positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts.

In 2024, the Company incurred restructuring costs associated with the continued organizational transformational efforts in support of the Accelerating the Arches strategic plan. In addition, the Company incurred impairment charges and transaction costs related to the sale of its business in South Korea and acquisition of its business in Israel. Consistent with its pre-established adjustment guidelines, the Committee adjusted the financial results for the purposes of determining incentive payouts for costs related to these events so that employees were not impacted by events beyond their control. These adjustments had a positive impact on the Company's operating income performance, resulting in increased incentive

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payouts. Refer to the following table for more details on the adjustments the Committee approved with respect to 2024 STIP awards.

2024 STIP Adjustments

	CATEGORY	ADJUSTMENTS	ADJUSTMENT TO OPERATING INCOME ($M)*
Strategic	Asset impairment and gains/losses related to strategic initiatives, including restructurings, acquisitions, divestitures, and developmental licensee transactions	Exclude costs associated with continued transformation in support of our Accelerating the Arches strategic plan	221
		Exclude transaction costs and non-cash impairment charges associated with the sale of our business in South Korean and acquisition of our business in Israel	51
Regulatory	Changes in tax or accounting law or regulations	N/A	N/A
External	Extraordinary, unforeseeable events, such as natural disasters or the impact of social or political unrest that are outside of management’s control	N/A	N/A
*	Pre-tax amounts in millions. The amounts in the table for each segment sum to the total adjustments identified below for the respective segment.

The following chart provides the net adjustment (other than for foreign currency translation), as described above, by segment, made to 2024 operating income for purposes of calculating STIP payouts. There were no adjustments made to Systemwide sales.

Operating Income ($M)
Corporate	272
U.S.	—
International Operated Markets (IOM)	—

2022 PRSU Adjustments

In determining EPS and ROIC results for 2022–2024 PRSU awards, the Committee adjusted performance consistent with the pre-established guidelines described above, adjusting performance for the same items that applied to STIP awards for the respective performance years. In the aggregate, the Committee’s adjustments pursuant to the pre-established guidelines increased the 2022–2024 PRSU payouts.

9. Other Compensation Elements

Retirement Savings Arrangements

We believe a competitive retirement program contributes to the recruitment and retention of top executive talent. We do not have any supplemental executive retirement plans. Our U.S.-based NEOs only participate in the same tax-qualified defined contribution retirement savings plan and non-tax-qualified deferred compensation retirement plan that are applicable to U.S.-based employees.

Perquisites & Other Benefits

We provide certain limited perquisites to our NEOs, including financial planning, physical examination (which are also available for our NEOs’ spouses), life insurance and matching charitable donations. Mr. Kempczinski is permitted to use our

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corporate aircraft for personal travel. In certain circumstances, Mr. Kempczinski may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. The safety and security of our employees is a priority for our Company; accordingly, we provide risk-based executive security for select NEOs. We do not provide any tax gross-ups on the perquisites described above.

NEOs also participate in the broad-based benefit and welfare plans available to Company staff. We maintain a Global Assignment Policy, covering employees who temporarily relocate to another country but remain subject to their home country’s terms of employment; a Localization Policy, covering employees who transition from a global assignment to local employment in another country; and domestic and international relocation policies, covering employees who relocate in connection with their employment. These policies provide certain relocation and expatriate benefits, which are intended to equalize cost of living differences between the home and assignment country, as well as to facilitate the transition associated with an international assignment or domestic relocation. During 2024, Messrs. Borden and Erlinger received trailing tax equalization benefits from prior international assignments.

See footnote 4 to the “2024 Summary Compensation Table” beginning on page 66 for additional details on the costs of the benefits provided to our NEOs.

Severance & Change in Control Arrangements

We have a U.S. severance plan that covers all U.S.-based officers, including our NEOs. Benefits under the U.S. severance plan are described under “Potential Payments Upon Termination of Employment or Change in Control” beginning on page 70. Ms. McDonald is not covered by the U.S. Severance Plan, and pursuant to the terms of her offer letter, Ms. McDonald is entitled to 26 weeks’ advanced written notice of a termination of her employment (or a payment in lieu of such notice) for any reason other than her gross misconduct or persistent and continued misconduct.

We do not have any change in control agreements, and we do not provide for any single-trigger change of control benefits or Section 280G tax gross-up payments. Refer to the “Potential Payments Upon Termination of Employment or Change in Control” for further information regarding the severance benefits payable to our NEOs in the event of a termination of employment.

10. Compensation Policies & Practices

Policy Regarding Management’s Stock Ownership

We maintain stock ownership requirements because we believe executives will more effectively pursue the long-term interests of shareholders if they are shareholders themselves. Executives have five years to achieve their required ownership level. This five-year period restarts when an executive is promoted to a position with a higher ownership requirement. An executive who is not on track to meet his or her ownership requirements following the third year of the five-year period is required to retain the lesser of 50% of the net after-tax shares received upon the vesting of an RSU or PRSU award or such percentage of net after-tax shares necessary to satisfy the applicable requirement. If an executive has not achieved the requisite stock ownership within five years, they must retain 100% of the net after-tax shares received upon the vesting of an RSU or PRSU award and/or a stock option exercise until the required ownership level is attained.

The following table illustrates our stock ownership requirements.

STOCK OWNERSHIP REQUIREMENTS	MULTIPLE OF SALARY
President and CEO	■■■■■■ 6x
Other NEOs	■■■■ 4x

The Committee reviews compliance with these stock ownership requirements annually. Based on the most recent annual evaluation, all of our NEOs are in compliance.

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Policy Regarding Prohibition on Pledging & Hedging

We have adopted restrictions that prohibit executives from engaging in pledging and/or derivative transactions to hedge the economic risk associated with their ownership of our common stock. Further, executives may not enter into any agreement that has the effect of transferring or exchanging economic interest in any award.

Compensation Recoupment & Forfeiture Provisions

The Company has adopted a clawback policy intended to comply with the SEC rules and NYSE listing standards that require the Company to recoup certain incentive-based compensation erroneously awarded to current and former executive officers of the Company in the event the Company is required to file certain financial restatements.

In addition, our STIP awards and long-term incentive grant agreements for executives provide that we may terminate awards and/or recapture previously paid awards if a participant engages in willful fraud that (i) causes harm to our Company or (ii) is intended to manipulate performance goals either during employment, or after employment has terminated.

Furthermore, our executives have executed restrictive covenants. An executive who violates the restrictive covenants to which they are subject will forfeit outstanding long-term incentive awards, whether or not vested, and may be required to repay awards that have previously been paid.

11. Mitigating Risk in Executive Compensation

Our executive compensation program is designed to mitigate the potential for rewarding excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but which, in fact, may undermine the successful execution of our long-term business strategy and erode shareholder value. Our executive compensation program has the following design features that help mitigate risk, as described throughout this Proxy Statement:

●	balance of short- and long-term incentives;
●	mix of both cash- and stock-based awards;
●	objective performance metrics related to various measures of operational performance;
●	performance targets closely aligned with our business plans;
●	diverse time horizons for incentive awards;
●	caps on all incentive payouts;
●	recoupment and forfeiture provisions; and
●	significant stock ownership requirements to align with shareholder interests.

Each year, the Committee’s independent compensation consultant assists in the review of our global incentive compensation programs, including both broad-based programs and executive compensation programs, taking into consideration the factors described above. Based on this review, the Committee believes that the risks arising from our compensation programs are not reasonably likely to have a material adverse effect on our Company.

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Compensation Tables

2024 Summary Compensation Table

The following table summarizes the total compensation earned by our NEOs in 2024, 2023, and, if required, 2022.

					NON-EQUITY
NAME AND			STOCK	OPTION	INCENTIVE PLAN	ALL OTHER
PRINCIPAL POSITION	YEAR	SALARY	AWARDS	AWARDS	COMPENSATION	COMPENSATION	TOTAL
(a)	(b)	($)(c)(1)	($)(e)(2)	($)(f)(3)	($)(g)	($)(i)(4)	($)(j)
Christopher Kempczinski	2024	1,529,167	7,500,146	7,500,052	854,670	811,228	18,195,263
Chairman, President and CEO	2023	1,417,500	6,500,181	6,500,043	4,027,620	709,657	19,155,001
	2022	1,368,833	5,750,227	5,750,012	4,240,878	660,564	17,770,514
Ian Borden	2024	941,667	2,375,275	2,375,033	340,490	279,165	6,311,630
Executive Vice President and Global CFO	2023	900,000	2,000,162	2,000,026	1,589,850	315,432	6,805,470
	2022	847,257	1,625,070	1,625,032	1,807,170	2,018,558	7,923,087
Joseph Erlinger	2024	869,167	1,875,265	1,875,058	314,922	1,176,953	6,111,365
President, McDonald’s USA	2023	840,000	1,875,238	1,875,021	1,638,492	180,046	6,408,797
	2022	835,833	1,750,034	1,750,002	1,346,315	235,838	5,918,022
Gillian McDonald(5)	2024	889,320	1,875,265	1,875,058	258,810	151,514	5,049,967
President, International Operated Markets	2023	808,365	4,125,589	2,125,031	1,296,651	145,288	8,500,924

Desiree Ralls-Morrison	2024	845,833	1,300,208	1,300,008	234,345	148,484	3,828,878
Executive Vice President, Global Chief	2023	820,833	1,300,092	1,300,052	1,165,890	139,508	4,726,375
Legal Officer	2022	800,000	1,200,194	1,200,041	1,106,316	469,196	4,775,747
(1)

Annual base salaries as of December 31, 2024 for our NEOs were as follows: Mr. Kempczinski: $1,550,000; Mr. Borden: $950,000; Mr. Erlinger: $875,000; Ms. McDonald: $901,000 (GBP 705,000) ; Ms. Ralls-Morrison: $850,000.

(2)

Represents the aggregate grant date fair value of performance-based restricted stock units (“PRSUs”) granted under the McDonald’s Corporation Amended and Restated 2012 Omnibus Stock Ownership Plan (the “Equity Plan”), based on the probable outcome of the applicable performance conditions and excluding the effect of estimated forfeitures during the applicable vesting periods of PRSUs, as computed in accordance with Accounting Standards Codification (“ASC”) 718. Values generally are based on the closing price of the Company’s common stock on the grant date. Except as otherwise described herein, PRSUs vest on the third anniversary of the grant date and are subject to performance-based vesting conditions linked to the achievement of earnings per share (“EPS”) growth, return on invested capital (“ROIC”) and a relative total shareholder return (“TSR”) modifier over the performance period (as described beginning on page 61). PRSUs are subject to a cap of 200% of target. Further, if the Company’s absolute TSR for the three-year performance period is negative, then the cap is 100% of target. The fair value of PRSUs that include the TSR modifier is determined using a Monte Carlo valuation model. Assuming the highest level of performance is achieved for the 2024 PRSU awards, the maximum value of these awards at the grant date would be as follows: Mr. Kempczinski: $15,000,292; Mr. Borden: $4,750,550; Mr. Erlinger $3,750,530; Ms. McDonald: $3,750,530; Ms. Ralls-Morrison $2,600,416.

A more detailed discussion of the assumptions used in the valuation of equity awards (including PRSUs) may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 63 and 64 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(3)

Represents the aggregate grant date fair value of options granted under the Equity Plan, excluding the effect of estimated forfeitures during the applicable vesting periods of options, as computed in accordance with ASC 718. Options have an exercise price equal to the closing price of the Company’s common stock on the grant date and vest in equal installments over a four-year period. Values for options granted in 2024 are determined using a closed-form pricing model based on the following assumptions, as described in the footnotes to the consolidated financial statements: expected volatility based on historical experience of 21.2%; an expected annual dividend yield of 2.3%; a risk-free return of 4.1%; and expected option life based on historical experience of 5.8 years. Additional information about options is disclosed in the 2024 Grants of Plan-Based Awards table on page 67 and the Outstanding Equity Awards at 2024 Year-End table on page 68. A more detailed discussion of the assumptions used in the valuation of option awards may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 63 and 64 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(4)

“All other compensation” for 2024 includes the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan, except for Ms. McDonald who receives an allowance in lieu of participating in our UK retirement plan. Details on the Company’s contributions to its 401(k) Plan and Amended & Restated Deferred Compensation Plan and the allowance provided to Ms. McDonald are below:

Christopher Kempczinski	$341,006
Ian Borden	$155,079
Joseph Erlinger	$153,613
Gillian McDonald	$111,165
Desiree Ralls-Morrison	$123,133

The Company’s incremental cost of perquisites is included in the amounts provided in this column and based on actual charges to the Company. This column also includes the following categories of perquisites: financial counseling; annual physical examinations for the executives and their spouses; executive security (for select NEOs); website monitoring services (including for Mr. Kempczinski’s spouse); matching charitable donations; Company-paid life insurance (for U.S.-based NEOs); and for select NEOs, limited personal benefits for the NEO’s spouses in connection with the Company’s WorldWide Convention in Spain. Ms. McDonald received a car allowance in the amount of $30,929. In addition, this column includes the cost of the personal use of the Company’s aircraft by the CEO, which include fuel, on-board catering, landing/handling fees, hourly maintenance costs and crew costs attributable to personal flights and excluding fixed costs, such as pilot salaries and the cost of the aircraft. In addition to personal flights with a cost of $400,000, Mr. Kempczinski used the Company’s aircraft to travel to outside Board meetings at a cost of $31,635 in 2024. In certain circumstances, the CEO may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. In 2024, Messrs. Kempczinski and Erlinger received benefits related to spousal travel to business events; however, this travel did not result in any incremental cost to the Company. For all NEOs, the amount reported also includes personal costs associated with an offsite business meeting, including in some cases, spousal costs. The Company does not provide any tax gross-ups on the perquisites described above.

Mr. Borden and Mr. Erlinger received certain benefits related to previous international assignments. Mr. Borden received tax preparation services in the amount of $48,652 and tax equalization in the amount of $40,296. Mr. Erlinger received tax preparation services, as well as tax equalization in the amount of $982,276.

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(5)

Certain amounts for Ms. McDonald were paid in British Pounds and, when the exact payment date is available, reflect the exchange rate on the date the respective payments were made. When information is not available, the amounts reflect the average monthly exchange rate for the reporting year.

2024 Grants of Plan-Based Awards

									ALL OTHER		GRANT
									OPTION	EXERCISE	DATE FAIR
									AWARDS:	OR BASE	VALUE OF
			ESTIMATED FUTURE PAYOUTS			ESTIMATED FUTURE PAYOUTS			NUMBER OF	PRICE OF	STOCK
			UNDER NON-EQUITY			UNDER EQUITY			SECURITIES	OPTION	AND
			INCENTIVE PLAN AWARDS(1)			INCENTIVE PLAN AWARDS			UNDERLYING	AWARDS	OPTION
NAME		GRANT DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OPTION	($/SH)	AWARDS
(a)	PLAN	(b)	($)(c)	($)(d)	($)(e)	(#)(f)	(#)(g)	(#)(h)	(#)(j)	(k)	($)(l)(2)
Christopher Kempczinski	STIP	2/12/2024	0	3,100,000	6,200,000
	Equity Plan(3)	2/12/2024				0	24,585	49,170			7,500,146
	Equity Plan(4)	2/12/2024							125,377	289.44	7,500,052
Ian Borden	STIP	2/12/2024	0	1,235,000	2,470,000
	Equity Plan(3)	2/12/2024				0	7,786	15,572			2,375,275
	Equity Plan(4)	2/12/2024							39,703	289.44	2,375,033
Joseph Erlinger	STIP	2/12/2024	0	1,050,000	2,100,000
	Equity Plan(3)	2/12/2024				0	6,147	12,294			1,875,265
	Equity Plan(4)	2/12/2024							31,345	289.44	1,875,058
Gillian McDonald	STIP	2/12/2024	0	1,081,243	2,162,486
	Equity Plan(3)	2/12/2024				0	6,147	12,294			1,875,265
	Equity Plan(4)	2/12/2024							31,345	289.44	1,875,058
Desiree Ralls-Morrison	STIP	2/12/2024	0	850,000	1,700,000
	Equity Plan(3)	2/12/2024				0	4,262	8,524			1,300,208
	Equity Plan(4)	2/12/2024							21,732	289.44	1,300,008
(1)

Each NEO received an annual cash award under the STIP. The 2024 STIP measured Company performance based on operating income growth (40%), Systemwide sales growth (30%), new restaurant openings (15%) and a strategic scorecard (15%). Target awards were established based on a percentage of salary. Achievement of targets results in a 100% payout. Actual payouts are based on achievement of the metrics and can range from 0% to 200% of target. Columns (d) and (e) above show the target and maximum award payouts. Actual STIP payouts are shown in column (g) of the 2024 Summary Compensation Table on page 66. See the CD&A beginning on page 50 for a further discussion.

(2)	The values in this column were determined based on the assumptions described in footnote 2 and 3, respectively, to the 2024 Summary Compensation Table on page 66.
(3)

The PRSUs received by the NEOs, as shown in columns (f), (g), (h) and (i), have dividend equivalent rights. The PRSUs are scheduled to vest on February 12, 2027, subject to achievement of positive three-year average annual EPS growth (75% weight) and three-year ROIC (25% weight) of at least 16%. If performance against EPS and ROIC meets the threshold for a payout, a relative TSR modifier can impact final payouts by up to plus or minus 25 percentage points. The maximum payout is 200% of target, provided that if absolute TSR for the three-year period is negative, the maximum payout is 100% of target. See the discussion beginning on page 61 for more information.

(4)	Reflects option grants, which vest 25% on each of the first four anniversaries of the grant date. For details regarding options, refer to footnote 3 to the 2024 Summary Compensation Table on page 66.

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Outstanding Equity Awards at 2024 Year-End

	OPTION AWARDS				STOCK AWARDS
						MARKET	EQUITY INCENTIVE	EQUITY INCENTIVE
	NUMBER OF	NUMBER OF			NUMBER OF	VALUE OF	PLAN AWARDS:	PLAN AWARDS:
	SECURITIES	SECURITIES			SHARES OR	SHARES OR	NUMBER OF	MARKET OR PAYOUT
	UNDERLYING	UNDERLYING			UNITS OF	UNITS OF	UNEARNED	VALUE OF UNEARNED
	UNEXERCISED	UNEXERCISED	OPTION	OPTION	STOCK THAT	STOCK THAT	SHARES, UNITS OR	SHARES, UNITS OR
	OPTIONS	OPTIONS	EXERCISE	EXPIRATION	HAVE NOT	HAVE NOT	OTHER RIGHTS THAT	OTHER RIGHTS THAT
NAME	EXERCISABLE	UNEXERCISABLE	PRICE	DATE	VESTED	VESTED	HAVE NOT VESTED	HAVE NOT VESTED
(a)	(#)(b)(1)	(#)(c)(1)	($)(e)	(f)	(#)(g)(2)	($)(h)(3)	(#)(i)(4)	($)(j)(3)(4)
Christopher Kempczinski	52,553	0	128.09	3/8/2027
	42,017	0	157.79	2/19/2028
	48,829	0	174.15	2/13/2029
	161,565	0	216.15	2/18/2030
	169,848	56,616	215.03	2/16/2031
	68,259	68,256	253.39	2/14/2032
	29,899	89,697	266.20	2/13/2033
	0	125,377	289.44	2/12/2034			88,420	25,632,074
Ian Borden	17,134	0	116.73	2/11/2026
	27,028	0	128.09	3/8/2027
	26,261	0	157.79	2/19/2028
	29,297	0	174.15	2/13/2029
	32,313	0	216.15	2/18/2030
	51,561	17,187	215.03	2/16/2031
	19,291	19,290	253.39	2/14/2032
	9,202	27,597	266.20	2/13/2033
	0	39,703	289.44	2/12/2034			26,466	7,672,229
Joseph Erlinger	31,513	0	157.79	2/19/2028
	33,204	0	174.15	2/13/2029
	38,266	0	216.15	2/18/2030
	54,594	18,198	215.03	2/16/2031
	20,774	20,774	253.39	2/14/2032
	8,627	25,872	266.20	2/13/2033
	0	31,345	289.44	2/12/2034			25,153	7,291,603
Gillian McDonald	9,777	29,322	266.20	2/13/2033
	0	31,345	289.44	2/12/2034	3,935	1,140,717	14,353	4,160,791
Desiree Ralls-Morrison	12,669	4,223	231.68	5/17/2031
	14,247	14,244	253.39	2/14/2032
	5,980	17,940	266.20	2/13/2033
	0	21,732	289.44	2/12/2034			17,351	5,029,881
(1)

Options vest 25% on each of the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date. For details regarding customary equity treatment upon termination, see the section on Potential Payments Upon Termination of Employment or Change in Control beginning on page 70.

(2)

PRSUs are typically granted to our NEOs subject to performance-based vesting conditions, but from time to time, we grant time-based RSUs. In connection with her hiring Ms. McDonald was granted time-based RSUs, as well as PRSUs and options with terms consistent with the Company’s annual long-term incentive awards. Ms. McDonald’s RSUs vested in two equal installments on each of February 13, 2024 and 2025. See footnotes 2, 6 and 7 of the 2024 Summary Compensation Table beginning on page 66.

(3)	Calculated by multiplying the number of shares covered by the award by $289.89, the closing price of Company stock on the NYSE on December 31, 2024.

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(4)

The following table reflects the number of shares that vested on February 14, 2025, based on the 170.2 payout factor and the unvested PRSUs that are scheduled to be paid out in 2025 and 2026 if performance equals 100% of the targets. In the event of fractional shares, amounts are rounded up to the nearest whole share.

NAME	GRANT DATE	VESTING DATE	NUMBER OF PRSUs*
Christopher Kempczinski	2/14/2022	2/14/2025	38,601
	2/13/2023	2/13/2026	24,633
	2/12/2024	2/12/2027	25,186
Ian Borden	2/14/2022	2/14/2025	10,909
	2/13/2023	2/13/2026	7,580
	2/12/2024	2/12/2027	7,977
Joseph Erlinger	2/14/2022	2/14/2025	11,748
	2/13/2023	2/13/2026	7,107
	2/12/2024	2/12/2027	6,298
Gillian McDonald	2/13/2023	2/13/2026	8,055
	2/12/2024	2/12/2027	6,298
Desiree Ralls-Morrison	2/14/2022	2/14/2025	8,057
	2/13/2023	2/13/2026	4,927
	2/12/2024	2/12/2027	4,367
*	Number of unvested PRSUs that are scheduled to be paid out include dividend equivalents.

Option Exercises and Stock Vested – Fiscal 2024

	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES	VALUE REALIZED	NUMBER OF SHARES	VALUE REALIZED
	ACQUIRED ON EXERCISE	ON EXERCISE	ACQUIRED ON VESTING	ON VESTING
NAME (a)	(#)(b)	($)(c)	(#)(d)	($)(e)
Christopher Kempczinski	9,291	1,792,141	64,634	18,874,421
Ian Borden	7,264	1,473,736	19,623	5,730,308
Joseph Erlinger	0	0	20,775	6,066,716
Gillian McDonald	0	0	3,842	1,103,077
Desiree Ralls-Morrison	0	0	12,239	3,333,659

Non-Qualified Deferred Compensation – Fiscal 2024

	EXECUTIVE	REGISTRANT	AGGREGATE	AGGREGATE	AGGREGATE
	CONTRIBUTIONS	CONTRIBUTIONS	EARNINGS IN	WITHDRAWALS /	BALANCE AT
NAME	IN LAST FY	IN LAST FY	LAST FY	DISTRIBUTIONS	LAST FYE
(a)	($)(b)(1)	($)(c)(2)	($)(d)	($)(e)	($)(f)(3)
Christopher Kempczinski	333,407	320,306	1,276,320	0	8,409,019
Ian Borden	151,891	134,379	56,478	0	491,254
Joseph Erlinger	250,766	132,913	689,721	0	6,560,354
Gillian McDonald	0	0	0	0	0
Desiree Ralls-Morrison	476,642	102,433	243,274	0	1,565,084
(1)	Represents salary deferrals which are also reported as compensation for 2024 in the 2023 Summary Compensation Table on page 66.
(2)	Includes the following aggregate amounts reported in the Summary Compensation Table in prior years:

Christopher Kempczinski	$4,475,540
Ian Borden	$138,006
Joseph Erlinger	$3,357,620
Gillian McDonald	$0
Desiree Ralls-Morrison	$196,389

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Executive Compensation

Deferred Compensation Plan

U.S.-paid NEOs and certain other highly compensated employees are eligible to participate in the Company’s Deferred Compensation Plan (the “Deferred Compensation Plan”), a non-qualified, unfunded deferred compensation plan. A participant may elect to delay receiving up to 50% of the participant’s base salary and/or up to all of the participant’s STIP award for the year in order to defer income tax until the year a Deferred Compensation Plan distribution is actually received. If a participant contributes the maximum amount of before-tax or other after-tax contributions permitted under applicable U.S. tax law for a calendar year to the Company’s tax-qualified 401(k) Plan (the “401(k) Plan”), the participant’s Deferred Compensation Plan account will be credited with the notional amount equal to the amount the participant would have received as Company matching contributions under the 401(k) Plan without regard to the applicable limits applying to the 401(k) Plan (6% of eligible compensation), reduced by the amount of Company matching contributions made to the participant’s 401(k) Plan account for the year.

When a participant elects to defer compensation under the Deferred Compensation Plan, the participant must also elect when Deferred Compensation Plan distributions will be made, either based on the participants separation from service or based on a fixed distribution year, and whether the distribution will be in the form of lump sum or installments over a period not to exceed 15 years. Distributions upon a separation from service are delayed for six months following the participant’s separation.

Participants select how their Deferred Compensation Plan accounts are invested. The notional investment options offered under the Deferred Compensation Plan mirror the 401(k) Plan’s Capital Preservation Fund, Large Cap Equity Index Fund, and the Company’s Common Stock Fund.

Supplemental Profit Sharing and Savings Plan

Prior to the adoption of the Deferred Compensation Plan, Company executives could elect to defer base salary and STIP awards and be credited with notional Company matching contributions without regard to the applicable annual limits that applied to the 401(k) Plan under the Company’s Supplemental Profit Sharing and Savings Plan (the “Supplemental Plan”). As with the Deferred Compensation Plan, the Supplemental Plan is an unfunded non-qualified plan, with participants’ benefits subject to the claims of the Company’s creditors in the event of bankruptcy. The Supplemental Plan’s investment funds are the same as those offered under the Deferred Compensation Plan.

In reliance on the grandfather rules under Section 409A of the Internal Revenue Code (“Section 409A”), the Supplemental Plan was not amended to comply with Section 409A when the law took effect as of January 1, 2005, therefore the Company prohibited additional deferrals and the crediting of notional Company matching contributions to participants’ Supplemental Plan accounts with respect to compensation earned after 2004. The Company adopted the predecessor to the Deferred Compensation Plan effective January 1, 2005 to comply with the requirements of Section 409A.

As a “grandfathered” non-qualified deferred compensation plan subject to pre-Section 409A law, the Supplemental Plan allows participants greater flexibility in making or changing distribution elections and in electing to take in-service and hardship withdrawals. Further, the maximum length of installment payments under the Supplement Plan is 25 years in contrast to 15 years under the Deferred Compensation Plan.

If the participant does not file a distribution election in the year of termination, the participant’s entire Supplemental Plan balance is paid out in cash in the calendar year following termination.

Potential Payments Upon Termination of Employment or Change in Control

In the event of a termination or change in control followed by termination of employment, our NEOs would receive certain payments and benefits, as described below.

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Termination of Employment

Severance

The McDonald’s Corporation Officer Severance Plan, amended and restated as of November 1, 2022 (the “Severance Plan”) would provide benefits to our U.S. NEOs upon termination of employment by the Company without “cause.” Ms. McDonald is not covered by the Severance Plan, and pursuant to the terms of her offer letter, Ms. McDonald is entitled to 26 weeks’ advanced written notice of a termination of her employment (or a payment in lieu of such notice) for any reason other than her gross misconduct or persistent and continued misconduct.

The applicable benefits under the Severance Plan consist of a lump-sum payment with respect to severance pay, based on salary at the time of termination and the target bonus opportunity under the STIP for the fiscal year in which the termination occurs, multiplied by a severance multiple applicable to each U.S.-based NEO, based on their position. Upon a qualifying termination of employment, our CEO and CFO are entitled to a cash severance payment equal to 1.5 multiplied by the sum of their current salary and target STIP, and our other participating executives, including Mr. Erlinger and Mrs. Ralls-Morrison, are entitled to a cash severance payment equal to one year of their current salary and target STIP. Each U.S.-based NEO also receives a continued subsidy of medical, dental and vision benefits through COBRA, which amounts are based on their position (18 months for our CEO and CFO and 12 months for Mr. Erlinger and Mrs. Ralls-Morrison). In addition, upon termination, each U.S.-based NEO would receive a prorated STIP payment based on actual performance (and paid at the same time STIP payments are made to other participants), unused sabbatical leave, and transitional assistance. Payments are delayed for six months following termination of employment to the extent required under Section 409A of the Internal Revenue Code of 1986, as amended.

The following table provides the value of the benefits that would have been payable to the U.S.-based NEOs under the Severance Plan, assuming a covered termination of employment on December 31, 2024:

	CASH	BENEFITS
NAME	SEVERANCE ($)	CONTINUATION ($)	OTHER ($)(1)	TOTAL ($)
Christopher Kempczinski	6,975,000	30,757	253,162	7,258,919
Ian Borden	3,277,500	30,757	160,854	3,469,111
Joseph Erlinger	1,925,000	18,473	149,315	2,092,788
Desiree Ralls-Morrison	1,700,000	18,375	14,700	1,733,075
(1)	Reflects outplacement assistance and, for Messrs. Kempczinski, Borden and Erlinger, payment for unused sabbatical.

Stock Options

Under the Equity Plan and the applicable award agreements, if a NEO satisfies the conditions for retirement or is terminated without “cause” (subject to age and years of Company experience) and agrees to certain restrictive covenants and a general release of claims in favor of the Company, then the NEO is entitled to additional options becoming exercisable on the originally scheduled dates and an extended post-termination exercise period. In the case of retirement, all outstanding options continue to become exercisable and remain exercisable for the full term of the option. In the case of a termination by the Company without “cause,” the options that would continue to become exercisable and the length of the extension is based upon the NEO’s age and years of Company service.

If a NEO terminates employment as a result of death or disability, the options vest upon termination and remain exercisable for three years following their termination of employment (but not beyond the original expiration date). If a NEO voluntarily departs, unvested options are forfeited, and vested options remain outstanding and exercisable for 90 days. In the event of a termination for “cause” (other than a policy violation) all options are immediately forfeited.

The following table provides the value of the options that would become exercisable post-termination in the event each NEO left the Company on December 31, 2024, either due to retirement or termination by the Company without “cause.” The

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value of the options is calculated by multiplying the difference between the respective exercise price for each option and the closing price of the Company’s stock on December 31, 2024.

		TERMINATION
NAME	RETIREMENT ($)	WITHOUT “CAUSE” ($)
Christopher Kempczinski	0	8,174,443
Ian Borden	2,653,410	2,657,877
Joseph Erlinger	2,740,514	2,744,040
Gillian McDonald	701,691	705,217
Desiree Ralls-Morrison	0	1,053,949

If a NEO violates a restrictive covenant following termination, the Company may cancel any outstanding options and, beginning with awards granted in 2018, recoup any gains realized on the exercise of such options.

PRSUs and RSUs

Under the Equity Plan and the applicable award agreements, if a NEO retires or is terminated without “cause,” they receive full or pro rata vesting of outstanding PRSUs and RSUs (and related dividend equivalents), subject to the Company satisfying any applicable performance criteria. PRSUs (and any related dividend equivalents) are not accelerated on termination of employment, except for termination as a result of death or disability. Upon termination for death or disability, the performance conditions are waived and 100% of the award (and any dividend equivalents) immediately vests at target. RSUs (and any related dividend equivalents) are settled upon termination of employment (in accordance with the Internal Revenue Code). In the event of a termination for “cause,” all PRSUs and RSUs (and any dividend equivalents) are forfeited.

For the PRSUs and RSUs held by our NEOs, vesting is based on the length of Company service during the vesting period, and achievement of any applicable performance goals. The following table provides the value our NEOs would have received from their PRSUs based upon target performance for each award using the closing price of the Company’s stock on December 31, 2024.

		TERMINATION
NAME	RETIREMENT ($)	WITHOUT “CAUSE” ($)
Christopher Kempczinski	0	17,672,564
Ian Borden	6,516,147	5,185,262
Joseph Erlinger	6,378,740	5,185,552
Gillian McDonald	4,388,645	3,143,277
Desiree Ralls-Morrison	0	3,570,575

A pro rata portion of the time-based RSUs (and any dividend equivalents) awarded to Ms. McDonald would have vested in the event the Company terminated her employment without cause on December 31, 2024. The full RSU award (and any dividend equivalents) for Ms. McDonald would have vested in the event of death or disability. Based on the closing price of the Company’s common stock on December 31, 2024, the value of the pro rata time-based RSUs that would have vested if Ms. McDonald had been terminated without cause is $1,093,175.

Change in Control

The Company does not have any change in control agreements.

If employment is terminated following a change in control, certain rights under the Severance Plan and Equity Plan apply. A “change in control” is generally defined in the Equity Plan as either: (i) the acquisition of 20% or more of our common stock or voting securities by a single purchaser or a group of purchasers acting together; (ii) the incumbent members of the Board cease to constitute at least a majority of the Board as a result of an actual or threatened election contest; (iii) a significant merger or other business combination involving the Company; or (iv) a complete liquidation or dissolution of the Company.

Severance Plan Payments

Had a change in control occurred on December 31, 2024, and their employment been terminated as a result, each eligible NEO would have had a right to the above-described cash payments under the Severance Plan.

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Treatment of Equity Awards Upon a Change in Control

Under the Equity Plan and the applicable award agreements, upon a change in control, outstanding unvested options and RSUs, including PRSUs, will be replaced by equivalent awards based on publicly traded stock of the successor entity. The replacement awards will vest and become exercisable or paid out, as applicable, if the NEO’s employment is terminated for any reason other than “cause” within two years following the change in control. In addition, if employment is terminated other than for “cause” within two years following the change in control, all options will remain outstanding for not less than two years following termination or until the end of the original term, if sooner.

If the awards are not replaced (e.g., because the acquirer does not have publicly traded securities) or if the Committee so determines, vesting will be accelerated. RSUs, including PRSUs, would vest (with PRSUs vesting at target) and be paid out upon a change in control (as defined in Section 409A); otherwise, RSUs, including PRSUs, would be paid out on the originally scheduled payment date or, if earlier, on the NEO’s death, disability or termination of employment, subject to any required delay under Section 409A of the Internal Revenue Code. Terminations initiated by the NEO will not result in accelerated vesting of replacement awards.

If a change in control had occurred on December 31, 2024, and either (i) the outstanding options and RSUs, including PRSUs, held by the NEOs could not be replaced or (ii) the Committee so determined, assuming that the transaction met the applicable definition of a change in control under the Equity Plan and Section 409A of the Internal Revenue Code: (a) options would have become fully vested, exercisable and free of restrictions and (b) RSUs, including PRSUs, would have vested (PRSUs at target) and been paid out immediately. The awards held by the NEOs as of December 31, 2024, are set forth in the Outstanding Equity Awards at 2024 Year-End table beginning on page 68.

The following table summarizes the value of the change in control payments that the NEOs could have received based on: (i) in the case of options, the “spread” between the exercise price and the closing price of the Company’s common stock on December 31, 2024; and (ii) in the case of RSUs, including PRSUs, the target number of shares, multiplied by the closing price of the Company’s common stock on December 31, 2024. The table sets forth the hypothetical value that the NEOs could have realized as a result of the accelerated equity awards, based on these assumptions. If there was no change in control, the amounts shown would have vested over time, subject to continued employment and, with respect to the PRSUs, subject to performance-based vesting conditions.

	STOCK OPTIONS	RSUS (TARGET
	(CLOSING PRICE	NUMBER OF SHARES
	ON 12/31/24 MINUS	MULTIPLIED BY CLOSING
NAME	EXERCISE PRICE) ($)	PRICE ON 12/31/24) ($)	TOTAL ($)
Christopher Kempczinski	8,910,960	21,016,735	29,927,695
Ian Borden	2,662,343	6,368,014	9,030,357
Joseph Erlinger	2,747,566	5,887,086	8,634,652
Gillian McDonald	708,744	5,301,508	6,010,252
Desiree Ralls-Morrison	1,200,505	4,066,577	5,267,082

Additional Compensation Matters

2024 Pay Ratio

We have approximately 150,000 employees, which include those in our corporate and other offices as well as in Company-owned and operated restaurants, of which approximately 70% are based outside of the U.S. Most of these employees work in flexible, part-time roles, which is reflected in the compensation levels of our employees. In order to attract and retain talent, we provide competitive compensation commensurate with an employee’s position and geographic location, while also aligning compensation to Company and individual performance.

We are committed to a strong pay-for-performance culture that closely aligns the interests of our executives with those of our shareholders. We aim to have approximately 90% of our CEO’s total target direct compensation opportunity be subject to performance against our robust and objective performance targets. For 2024, our CEO’s total compensation was $18,195,263, resulting in a ratio of 1,014:1.

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Median Employee Methodology

In 2022, we identified our median employee for purposes of the pay ratio disclosure by annualizing one month’s total gross wages for our employees (other than our CEO) located in all of our markets who were employed on October 1, 2022. We considered all full-time, part-time, seasonal and temporary workers employed on such date. We believe that our methodology is straightforward and transparent; we did not exclude employees. Our median employee in 2022 was a restaurant crew employee located in Korea. We believe there has been no change to our employee population and compensation arrangements that would result in a significant change to our pay ratio calculation or disclosure. However, our 2022 median employee is no longer employed by the Company. Accordingly, we have substituted a new median employee with substantially similar fiscal 2022 compensation as the original median employee for purposes of our pay ratio disclosure for fiscal year 2024. Our median employee for 2024 is a restaurant crew employee located in Poland and in 2024 had total compensation of $17,492 as calculated in accordance with the Summary Compensation Table rules.

2024 Pay vs. Performance

	PAY VS. PERFORMANCE
					VALUE OF INITIAL
					FIXED $100
					INVESTMENT BASED ON:(5)
			AVERAGE
			SUMMARY	AVERAGE		PEER
	SUMMARY		COMPENSATION	COMPENSATION		GROUP
	COMPENSATION	COMPENSATION	TABLE	ACTUALLY	TOTAL	TOTAL		ANNUAL
	TABLE	ACTUALLY	TOTAL FOR	PAID TO	SHAREHOLDER	SHAREHOLDER	NET	EPS
	TOTAL FOR PEO	PAID TO PEO	NON-PEO NEOs	NON-PEO NEOs	RETURNS	RETURN	INCOME	GROWTH
YEAR(1)	($)(2)	($)(3)	($)(2)	($)(4)	($)	($)(6)	($)	(%)(7)
2024	18,195,263	12,729,663	5,325,460	4,007,667	165	165	8,223	(2.0)
2023	19,155,001	36,852,582	7,265,484	10,460,553	164	144	8,469	18.0
2022	17,770,514	29,572,322	6,075,626	9,195,551	143	124	6,177	15.0
2021	20,028,132	40,175,283	8,029,832	14,542,270	142	133	7,545	50.0
2020	10,847,032	9,784,035	5,126,870	5,041,528	111	110	4,731	(23.0)
(1)

Mr. Kempczinski served as our principal executive officer (“PEO”) for the entirety of 2020, 2021, 2022, 2023 and 2024. Our other named executive officers (“NEOs”) for the applicable years were as follows:

o	2024: Messrs. Borden, Erlinger and Mmes. McDonald and Ralls-Morrison;
o	2023: Messrs. Borden and Erlinger and Ms. McDonald and Jonathan Banner;
o	2022: Messrs. Borden, Erlinger, Ozan, Ms. Ralls-Morrison, and Brian Rice;
o	2021: Messrs. Borden, Erlinger and Ozan and Ms. Ralls-Morrison; and
o	2020: Messrs. Borden and Erlinger and Heidi Capozzi, Jerome Krulewitch and Kevin Ozan.
(2)

Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of Mr. Kempczinski and (ii) the average of the total compensation reported in the SCT for the applicable year for our NEOs reported for the applicable year, other than the PEO for each such years.

(3)

Amounts reported in this column represent the compensation actually paid to Mr. Kempczinski as our PEO in the indicated fiscal years, based on his total compensation reported in the SCT for the indicated fiscal years and adjusted as shown in the table below. The amounts reflected for fiscal years 2020-2023 have been revised from the amounts previously reported in last year’s proxy statement in order to incorporate an administrative correction in the calculation of the fair value for stock and option awards.

	PEO
	2024	2023	2022	2021	2020
Summary Compensation Table - Total Compensation(a)	$18,195,263	$19,155,001	$17,770,514	$20,028,132	$10,847,032
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$15,000,198	$13,000,224	$11,500,239	$14,000,181	$9,500,140
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$15,022,059	$16,287,558	$14,642,639	$24,274,810	$9,684,864
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$(4,228,377)	$14,148,428	$10,047,473	$9,987,616	$(1,555,046)
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year(e)	$0	$0	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(f)	$(1,259,084)	$261,819	$(1,388,065)	$(115,094)	$307,325
= Compensation Actually Paid	$12,729,663	$36,852,582	$29,572,322	$40,175,283	$9,784,035

(4)

Amounts reported in this column represent the compensation actually paid to our NEOs other than Mr. Kempczinski in the indicated fiscal year, based on the average total compensation for such NEOs reported in the SCT for the indicated fiscal year and adjusted as shown in the table below. The amounts reflected for fiscal years 2020-2023 have been revised from the amounts

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previously reported in last year’s proxy statement in order to incorporate an administrative correction in the calculation of the fair value for stock and option awards. See footnote 1 for our NEOs included in the average for each indicated fiscal year.

	Other NEOs Average(1)
	2024	2023	2022	2021	2020
Summary Compensation Table - Total Compensation(a)	$5,325,460	$7,265,484	$6,075,626	$8,029,832	$5,126,870
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year(b)	$3,712,793	$4,937,876	$3,440,186	$5,125,135	$3,630,184
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year(c)	$3,718,194	$5,997,952	$4,304,023	$8,313,597	$3,818,854
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years(d)	$(980,981)	$2,105,782	$2,663,320	$3,379,164	$(860,947)
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year(e)	$0	$0	$0	$0	$199,881
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(f)	$(342,213)	$29,211	$(407,232)	$(55,189)	$387,054
= Compensation Actually Paid	$4,007,667	$10,460,553	$9,195,551	$14,542,270	$5,041,528

The below footnotes apply to the tables included in each of footnotes 3 and 4.

(a)	Represents Total Compensation as reported in the SCT for the indicated fiscal year.
(b)	Represents the aggregate grant date fair value as of the indicated fiscal year of the stock awards and option awards granted to each of Mr. Kempczinski and the respective NEOs as applicable for each year, during such fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(c)	Represents the aggregate fair value as of the indicated fiscal year-end for each of Mr. Kempczinski’s, and the respective NEOs’ as applicable for each year, outstanding and unvested stock awards and option awards granted during such fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, as of the last day of the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)	Represents the aggregate fair value at vesting of the stock awards and option awards that were granted to each of Mr. Kempczinski and the respective NEOs as applicable for each year, and vested during the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(f)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by each of Mr. Kempczinski and the respective NEOs as applicable for each year, that was granted in a prior fiscal year and which vested during the indicated fiscal year, calculated using the same methodology used for financial statement reporting purposes.
(5)

The information provided reflects the respective values at the end of each year of a $100 investment on December 31, 2019, including the reinvestment of any dividends, for each of our common stock and our peer group (see footnote 6 for further information on our peer group). Historic stock price performance is not necessarily indicative of future stock price performance.

(6)	The TSR Peer Group consists of the component companies of the Dow Jones Industrial Average, the peer group used by us for purposes of the stock performance graph in our Annual Report on Form 10-K.
(7)

Represents annual EPS growth. As noted in the CD&A, for 2024, the Committee determined that EPS growth continues to be viewed as a core driver of our performance and stockholder value creation. Accordingly, EPS is utilized as the most heavily weighted performance metric applicable to our PRSU award design. EPS growth is calculated as the percentage change in our EPS from the prior fiscal year, with EPS calculated as earnings per share, adjusted consistent with pre-established guidelines as described on pages 62 and 63 of the CD&A.

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Relationship Between Pay & Performance

The “Compensation Actually Paid” in the preceding tables reflects the Committee’s emphasis on pay-for-performance and alignment with shareholder value creation through equity-based compensation. As illustrated in the graphics below, year-over-year changes to “Compensation Actually Paid” were primarily driven by the level of achievement against the performance metrics in our incentive programs, including EPS growth. Net Income is not a metric in the Company’s executive compensation program and the results in the graph do not reflect any adjustments related to costs associated with the continued transformation in support of our the Accelerating the Arches strategy or the transaction costs related to the sale of our business in South Korea and acquisition of our business in Israel, as described on pages 62 and 63.

*The EPS reflected in this graphic is adjusted consistent with the
Company’s guidelines, as described on pages 62 and 63.

*Pursuant to SEC rules, the net income reflected in this graphic is consistent with GAAP.

Most Important Performance Measures

The following graphic consists of the financial performance measures, which in the Company’s assessment represent the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for 2024. In addition to these financial metrics, the Company’s executive compensation program is impacted by our performance with respect to new restaurant opening goals and our strategic scorecard. See the CD&A for further information regarding how the Company utilized each of the measures below, as well as the new restaurant opening goals and a strategic scorecard in its 2024 executive compensation program.

MOST IMPORTANT PERFORMANCE MEASURES
EPS Growth
Systemwide Sales Growth
Operating Income Growth
Return on Invested Capital (ROIC)
Relative Total Shareholder Return (TSR)
Share Price Increase

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Policies and Practices Regarding the Grant of Equity Awards

We do not grant equity awards when in possession of material, non-public information. Further, we do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We generally grant broad-based equity awards at approximately the same time each year, following our release of full-year financial results. We typically grant awards at the February Committee meeting each year for the NEOs after we announce our financial results for the prior fiscal year and the Committee has had the opportunity to consider our expectations and projections for the year of grant. Because the Committee’s regular meeting schedule is determined in the prior fiscal year, the proximity of any awards to other significant corporate events is coincidental.

In addition, we may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of our common stock on the date of grant. During 2024, no stock option grants were made to any of our NEOs during any period beginning four business days before filing or furnishing of a periodic report or current report and ending one business day after the filing or furnishing of any such report with the SEC.

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PROPOSAL 3: Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2025

Our Board unanimously recommends that you vote FOR Proposal 3.

Our Audit & Finance Committee is directly responsible for the appointment, compensation, retention, evaluation and termination of our independent external audit firm. Our Audit & Finance Committee has appointed Ernst & Young LLP (“EY”) as our independent external audit firm for 2025. In executing its responsibilities, our Audit & Finance Committee conducts a thorough annual evaluation of EY’s qualifications, past performance and continuing independence. Among other things, our Audit & Finance Committee is informed by the results of a comprehensive assessment survey undertaken by senior financial personnel from our corporate headquarters and largest global markets, and discusses opportunities for improvement with the lead audit partner. Our Audit & Finance Committee has sole authority to approve all engagement fees to be paid to EY. In assessing independence, our Audit & Finance Committee reviews the fees we have paid to EY, including those related to both audit and non-audit services, and compliance with our Hiring Policy for Employees of External Audit Firm and Its Affiliates. Our Audit & Finance Committee regularly meets with the lead audit partner without members of management present, and in executive session, which provides the opportunity for continuous assessment of EY’s effectiveness and independence, as well as for considering alternative audit firms.

Our Audit & Finance Committee and its Chair are directly involved in the selection of EY’s lead engagement partner, who rotates every five years in accordance with SEC rules and EY policies.

Our Audit & Finance Committee and Board believe the continued retention of EY as our independent external audit firm for 2025 is in the best interests of our Company and shareholders, and are therefore asking shareholders to again ratify this annual appointment. A representative of EY is expected to attend our virtual 2025 Annual Shareholders’ Meeting, where he or she will be available to answer shareholders’ questions.

While our Audit & Finance Committee and Board value the opinions of shareholders, this vote is advisory and non-binding. If shareholders do not ratify the appointment of EY, our Audit & Finance Committee will reconsider such appointment, after which it may select another audit firm or nonetheless retain EY if it determines doing so to be in the best interests of our Company and shareholders. In addition, even if shareholders ratify the appointment of EY, our Audit & Finance Committee may select another audit firm if it determines doing so to be in the best interests of our Company and shareholders.

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Independent Auditor for 2025

Audit & Finance Committee Report

The role of our Audit & Finance Committee is to assist our Board in fulfilling its responsibility to oversee our financial reporting process. Management is primarily responsible for our financial statements, including our internal control over financial reporting. EY, our independent auditor, is responsible for performing an audit of our annual consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report on those financial statements. EY also reviews our interim consolidated financial statements in accordance with applicable auditing standards. Our Audit & Finance Committee oversees our financial reporting process and internal control structure on behalf of our Board. The Committee also routinely meets with management, the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall appropriateness of our financial reporting.

In fulfilling its oversight responsibilities, our Audit & Finance Committee has reviewed and discussed with management and EY our audited and interim financial statements included in our Annual and Quarterly Reports on Form 10-K and Form 10-Q.

In connection with its review of our annual consolidated financial statements, our Audit & Finance Committee also discussed with EY the matters required to be discussed by applicable SEC and PCAOB requirements (communication with audit committees), and those addressed by EY’s written disclosures and its letter provided under applicable PCAOB requirements (independence discussions with audit committees).

Our Audit & Finance Committee is responsible for the engagement of our independent auditor, and it appointed EY to serve in that capacity for 2024 and 2025. In that regard, our Audit & Finance Committee reviewed EY’s independence from our Company and management, including EY’s written disclosures described above.

Based on the reviews and discussions referred to above, our Audit & Finance Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Respectfully submitted,

The Audit & Finance Committee

Catherine Engelbert, Chair
Kareem Daniel

Margaret Georgiadis
Michael Hsu

Jennifer Taubert
Amy Weaver

Audit & Finance Committee Matters

Policy for Pre-Approval of Audit & Permitted Non-Audit Services

Our Policy for Pre-Approval of Audit and Non-Audit Services Provided by External Audit Firm (our “Pre-Approval Policy”) covers the pre-approval of all audit and permitted non-audit services to be provided by EY to our Company. Our Audit & Finance Committee may pre-approve engagements on a case-by-case or class of service basis if the relevant services are predictable and recurring.

Pre-approvals for classes of services are granted at the start of each fiscal year and are applicable for the year. In considering these pre-approvals, our Audit & Finance Committee reviews a description of the scope of services falling within each class and imposes budgetary estimates that are largely based on historical costs. Any audit or permitted non-audit service that is not included in a pre-approved class, or for which total fees are expected to exceed the relevant budgetary estimate, must be pre-approved on an individual basis. Pre-approval of any individual engagement may be

2025 Proxy Statement	79

Independent Auditor for 2025

granted not more than one year before commencement of the relevant service. Pre-approvals of services that may be provided over a multiple-year period must be reviewed for renewal each year.

Our Corporate Controller monitors services provided by EY and overall compliance with our Pre-Approval Policy. Our Corporate Controller also reports periodically to our Audit & Finance Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with our Pre-Approval Policy to our Audit & Finance Committee Chair.

In accordance with our Pre-Approval Policy, all services provided to our Company by EY in 2024 and 2023 were pre-approved by our Audit & Finance Committee.

Our Pre-Approval Policy is available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Auditor Fees & Services

The following table shows the fees paid for professional services rendered for the audit of our annual consolidated financial statements for 2024 and 2023, as well as fees paid for other services provided by EY in those years:

DOLLARS IN MILLIONS	2024	2023
Audit fees(1)	$9.9	9.9
Audit-related fees(2)	0.9	1.0
Tax fees
Compliance	0.5	0.2
Planning/advisory	0.1	0.2
Total tax fees	0.6	0.4
Total	$11.3	11.3
(1)

Fees for services associated with the annual audit (including internal control reporting), statutory audits required internationally, reviews of Quarterly Reports on Form 10-Q and accounting consultations.

(2)

Fees for internal control environment assessment, information technology governance, and business process and data conversion testing. Also includes fees for employee benefit plan audits and certain attestation services not required by statue or regulation.

80

PROPOSALS 4 - 6: Shareholder Proposals

Our Board unanimously recommends that you vote AGAINST each shareholder proposal.

The following pages include four proposals submitted by shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

We receive a large number of Rule 14a-8 shareholder proposals each year, including nine proposals this year and over 40 proposals during the past five years. For each shareholder proposal that we receive, our Board, Company executives, members of our Legal, Investor Relations, Purpose & Impact and applicable business teams, and our external advisors devote significant resources to carefully considering, discussing, and preparing responses to these shareholder proposals. We also attempt to engage with each of the proponents. Some proposals may be withdrawn by the proponent prior to our Annual Meeting and others may be omitted from the Annual Meeting because the proposals failed to satisfy the requirements of Rule 14a-8.

Most of these proposals request that the Company prepare a report, undertake an assessment, adopt a policy, or take some other specified action with respect to a particular topic. Some of these proposals largely repeat prior years’ proposals that failed to gain meaningful shareholder support. In evaluating these proposals, the Board remains solely focused on whether the requested action is in the best interests of the Company’s shareholders. We often oppose these proposals because we already address the concerns raised in such proposals through our existing disclosures, policies and practices. We also may disagree with how a proposal seeks to dictate a prescriptive or inappropriate approach to our reporting or practices around a particular issue. Instead, we encourage our shareholders to refer to our existing reporting and practices, which reflect the careful decision-making of Company leadership and our Board as well as the input of a broader set of shareholders and stakeholders.

Accordingly, after careful consideration, we ask that the Company’s shareholders vote AGAINST each of the shareholder proposals.

The text of the following shareholder proposals and supporting statements appears exactly as received from the proponent(s) unless otherwise noted. All statements contained in the shareholder proposals and supporting statements are the sole responsibility of the proponents. The shareholder proposals may contain assertions about our Company or other matters that we believe are incorrect, but we have not attempted to refute all such assertions. Each shareholder proposal is required to be voted on at our 2025 Annual Shareholders’ Meeting only if not withdrawn and properly presented.

The names and share ownership of the proponents of the shareholder proposals are set forth on the following pages. The addresses of the proponents and the names, addresses and share ownership of any co-filers are available, and will be provided promptly, upon request by emailing shareholder.services@us.mcd.com or by calling (630) 623-7428.

2025 Proxy Statement	81

Shareholder Proposals

PROPOSAL 4: Advisory Vote on Report Related to Oversight of Advertising Risks

Our Board unanimously recommends that you vote AGAINST Proposal 4.

Bowyer Research has notified us that it intends to submit this shareholder proposal on behalf of the Bahnsen Family Trust (the “Trust”) at our 2025 Annual Shareholders’ Meeting. The Trust owns shares of our common stock worth at least $75,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Shareholder Proposal

Whereas: McDonald’s is a global brand with immense influence and ad-buying power. It should be advertising in ways that support its competitive interests and build its reputation for serving its diverse customers.

But recent reports have shown that it colluded with the world’s largest advertising buyers, agencies, industry associations, and social media platforms through the Global Alliance for Responsible Media1 to demonetize platforms, podcasts, news outlets, and others for expressing disfavored political and religious viewpoints.

A product of the World Federation of Advertisers, GARM was formed in 2019 and quickly amassed tremendous market power. WFA members represent about 90% of global advertising, spending nearly a trillion dollars annually.2

GARM’s express mission was to “do more to address harmful and misleading media environments,” specifically “hate speech, bullying and disinformation,” all under the guise of “brand safety.”3 GARM leader Rob Rakowitz explained that the “whole issue bubbling beneath the surface” of the advertising industry and digital platforms is the “extreme global interpretation of the US Constitution.”4

GARM graded platforms on how much they censored using the above terms as well as terms like “insensitive” or “irresponsible” treatment of “debated sensitive social issues.”5 The 2024 Viewpoint Diversity Business Index6 found that 76% of the largest tech and finance companies have similarly vague and subjective terms. These terms encourage companies—and activists like GARM—to restrict service for arbitrary and discriminatory reasons and let them avoid accountability by hiding censorship behind vague and shifting standards.

For its part, GARM promoted hyper-partisan and censorial groups like the Global Disinformation Index and NewsGuard, which smear many mainstream outlets as “disinformation.”7 GARM threatened Spotify because Joe Rogan promoted views it disagreed with on COVID-19. And it infamously boycotted X because Elon Musk loosened some of the platform’s censorship restrictions.8

GARM disbanded shortly after public pressure and a lawsuit from X in 2024,9 which ironically evinces how brand-damaging these practices are. But these censorious practices are still prevalent. Many of the “Big Six” advertising agencies that were all a part of GARM, for example, maintain similar policies.10

These policies and McDonald’s Corporation’s actions create legal exposure under antitrust and anti- discrimination laws.

McDonald’s needs to rebuild trust by providing transparency around these policies and practices. This will assure customers, shareholders, and others that it is protecting, not targeting, free speech and religious freedom.

Resolved: Shareholders request the Board of Directors of McDonald’s Corporation conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and confidential information, evaluating how it oversees risks related to discrimination against ad buyers and sellers based on their political or religious status or views.

[1]	https://1792exchange.com/spotlight-reports/corporate-bias-ratings/?c_id=992
[2]	https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf
[3]	https://wfanet.org/knowledge/item/2019/06/18/Global-Alliance-for-Responsible-Media-launches-to-address-digital-safety
[4]	https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf
[5]	https://wfanet.org/knowledge/item/2023/08/23/New-insights-on-platform-safety-trends-through-GARMs-latest-measurement-report
[6]	https://viewpointdiversityscore.org/business-index
[7]	https://dw-wp-production.imgix.net/2024/07/2024-07-10-GARMs-Harm-How-the-Worlds-Biggest-Brands-Seek-to-Control-Online-Speech.pdf
[8]	https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billions-in-federal-contracts/
[9]	https://www.nytimes.com/2024/08/08/technology/elon-musk-x-advertisers-boycott.html
[10]	https://foundationforfreedomonline.com/censorship-industry-garm-members-receive-billions-in-federal-contracts/

82

Shareholder Proposals

Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. The Company already has processes in place to ensure that marketing and advertising related decisions are made in a manner consistent with its Core Values. Any associated risks would be identified through the Company’s existing risk management framework, which is overseen by the Board. As a result, our Board believes that adoption of the requested resolution is unnecessary and duplicative, and would not provide meaningful benefit to shareholders.

The Company’s advertising strategy is driven by a “Feel-Good Marketing” approach.

The Company’s marketing and promotional activities are designed with customers in mind and with a focus on value, quality, food taste, menu choice, convenience, cultural relevance and the customer experience. The Company also promotes marketing responsibly to children, as outlined in its Global Marketing to Children Guidelines.

The Company’s marketing strategies are overseen by the Global Chief Marketing Officer and the Chief Sustainability and Social Impact Officer who, together, provide updates as needed to a cross-functional leadership team of senior executives from across the Company. The Company’s advertising spend decisions are guided by a determination of what is in the best interest of the McDonald’s Brand and are made independently by the Company and its franchisees. The Global Chief Impact Officer, in coordination with the Corporate Responsibility Committee has oversight of the Company’s strategies and efforts to address McDonald’s short- and long-term brand trust opportunities and brand leadership priorities.

The Company’s risk management framework is designed to identify and assess risks that could possibly have a sustained impact, including those associated with the Company’s marketing and advertising.

The Company’s enterprise risk management (ERM) framework is designed to identify, assess and prioritize strategic, financial and reputational risks that could possibly have a sustained impact on the Company including, among others, those associated with marketing and advertising. Management is responsible for the ERM framework design and execution. Internal risk committees comprising cross-functional leadership meet regularly to evaluate and prioritize risk in the context of the Accelerating the Arches strategy. The framework includes further escalation to the CEO and Board as appropriate. This process augments the regular interaction described above between the Board and senior management regarding the Company’s brand opportunities and priorities. The Company’s existing governance and risk management structure is designed to promote the best interests of the Brand while mitigating any associated risks.

The Company’s governance and risk management structure is designed to monitor any risks associated with advertising and marketing practices. Our Board therefore believes that the adoption of the resolution would not provide meaningful benefit to shareholders and unanimously recommends that you vote “AGAINST” Proposal 4.

2025 Proxy Statement	83

Shareholder Proposals

PROPOSAL 5: Advisory Vote on Disclosure on Climate Transition Plans

Our Board unanimously recommends that you vote AGAINST Proposal 5.

Green Century has notified us that it intends to submit this shareholder proposal at our 2025 Annual Shareholders’ Meeting. The proponent owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Shareholder Proposal

Whereas: Each 1°C of temperature rise reduces global GDP up to 12%.1 The Intergovernmental Panel on Climate Change (IPCC) advises that greenhouse gas (GHG) emissions must reach net zero by 2050 to avoid exceeding 1.5°C of warming.

The livestock sector accounts for 11-20% of anthropogenic GHG emissions.2 To limit warming to 1.5°C, livestock production emissions must drop by 2030 and absolute livestock numbers must peak globally by 2025.3 A 2023 IPCC report found that most GHG emissions from beef production cannot be eliminated through existing or anticipated technology. Instead, experts advise reducing production of ruminant meat to lower emissions.4

McDonald’s business is dependent on livestock, with beef accounting for about one third of McDonald’s total GHG emissions.5 Although McDonald’s is committed to reducing Scope 3 emissions, which comprise 99% of its GHG footprint, by 50.4% by 2030 and reaching net zero by 2050, it has not disclosed a roadmap for achieving these targets.6

This omission exposes McDonald’s to material risks:

●	Supply chain risk: Physical and transition impacts of climate change are projected to cause cumulative losses of $1.3 trillion by 2030 for 40 of the world’s largest livestock companies, including Tyson and JBS.[7] Bloomberg estimates that Tyson and JBS comprise nearly 20% of McDonald’s ingredient-related costs.[8] McDonald’s acknowledges that raw material costs may increase due to climate change,[9] indicating that failure to diversify protein offerings may narrow margins.
●	Competitive risk: Alternative proteins offer the highest emissions savings per dollar of invested capital of any industry,[10] and competitors including Burger King offer alternative proteins in every U.S. restaurant.[11] Nevertheless, alternative proteins are absent from McDonald’s public U.S. climate strategy.
●	Legal risk: The New York Attorney General sued JBS, alleging that JBS’s net zero commitment is misleading because it is incompatible with JBS’s plans to increase beef production.[12] Tyson faces a lawsuit alleging that its “climate-smart beef” labeling and emissions goals are false marketing.[13] Because McDonald’s Scope 3 target is dependent on emissions reductions from JBS and Tyson, its climate targets may be similarly misleading.

[1]	https://www.weforum.org/agenda/2024/06/nature-climate-news-global-warming-hurricanes/
[2]	https://journals.library.columbia.edu/index.php/cjel/article/view/12548/6197, 151-152
[3]	https://animal.law.harvard.edu/wp-content/uploads/Paris-compliant-livestock-report.pdf, 4, 6, 9-10
[4]	https://www.ipcc.ch/report/ar6/syr/downloads/report/IPCC_AR6_SYR_LongerReport.pdf, 60, 88
[5]	https://www.bloomberg.com/news/articles/2021-12-01/the-carbon-footprint-of-mcdonald-s-menu-very-big
[6]	https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/our-planet/climate- action.html#howWeMeasureOurClimateImpact
[7]	Coller FAIRR Climate Risk Tool
[8]	https://www.fairr.org/news-events/insights/how-climate-change-can-take-a-bite-out-of-profits-across-the-entire- animal-protein-value-chain
[9]	https://corporate.mcdonalds.com/content/dam/sites/corp/nfl/pdf/McDonalds_CDP_Response_Climate_Change_2023.pdf
[10]	https://www.bcg.com/publications/2023/taking-alternative-protein-trends-mainstream
[11]	https://vegnews.com/impossible-whopper-five-year-anniversary-burger-king
[12]	https://ag.ny.gov/sites/default/files/court-filings/jbs-complaint.pdf, 32
[13]	https://www.nytimes.com/2024/09/18/climate/tyson-beef-climate-lawsuit.html

84

Shareholder Proposals

Resolved: Shareholders request that McDonald’s, at reasonable expense and omitting proprietary information, disclose an assessment of whether its current climate transition plans and related resource commitments can reasonably achieve its 2030 and 2050 emissions reduction targets, or whether additional plans or commitments are necessary.

Supporting Statement: The essential purpose of this proposal is to elicit quantitative, forward- looking disclosures demonstrating whether McDonald’s policies and actions can be reasonably expected to achieve its emissions reduction targets. In developing these disclosures, proponents recommend, at management discretion:

●	Quantifying the emissions reduction impact of each of McDonald’s current climate strategies;
●	Assessing whether McDonald’s livestock dependency makes its climate targets unachievable;
●	Integrating quantitative, timebound protein diversification targets.

2025 Proxy Statement	85

Shareholder Proposals

Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. The Company currently has, and reports against, a climate target and is preparing for regulated climate-related disclosures. As a result, our Board believes that adoption of the requested resolution is unnecessary, duplicative, and would not provide meaningful benefit to shareholders.

The Company reports progress against its climate ambitions.

The Company’s current climate target has been validated by the Scient-Based Targets initiative (SBTi) and the Company regularly reports progress against this target. The Company has also issued a Climate Resiliency Summary, guided by the recommendations of the Task Force on Climate-Related Financial Disclosures, that provides an overview of the Company’s climate-related governance, strategy, risk management and metrics/targets. The Company has reported that it expects its food, packaging and logistics suppliers to set climate targets, measure their emissions and achieve reductions within their own operations and supply chains. The Company has acknowledged that achieving its target may be impacted by elements outside of its direct control and will require action throughout its full value chain, including its independent franchisees and suppliers. The Board believes that the analysis requested by this proposal is unnecessary given the Company’s existing efforts and reporting.

The Company is preparing to provide additional disclosures to the extent necessary to comply with climate- related disclosure regulations.

In recent years regulators at all levels of government and in jurisdictions around the world have proposed or adopted laws that require companies to disclose additional information about their emissions and climate-related risks, targets and transition plans. Some of these obligations are currently in place, some are under challenge and may be rescinded, and others are expected to become effective in the coming years. Preparing for compliance with these laws is already proving to be resource intensive, and this may increase as each law has its own unique elements – from what is required to be analyzed and disclosed, to the timeline and expectations for reporting. And each law, to the extent applicable, will likely require significant Company resources to be dedicated toward compliance.

This proposal, which asks the Company to prepare yet another report regarding its climate ambitions, is duplicative in this current regulatory environment and can be expected to require meaningful additional expenditures. The Company is currently dedicating resources toward preparing for applicable climate-related disclosure mandates. The Company anticipates that the information it may ultimately provide under applicable law will satisfy the aims of this proposal. The additional assessment sought by this proposal would create unnecessary expenditures, and distraction and diversion from existing workstreams, without adding meaningful value to shareholders.

In light of existing efforts by the Company to progress its climate-related ambitions and to prepare for upcoming mandatory climate reporting, our Board believes that the adoption of the resolution is unnecessary, duplicative, and would not provide meaningful benefit to shareholders. Our Board unanimously recommends that you vote “AGAINST” Proposal 5.

86

Shareholder Proposals

PROPOSAL 6: Advisory Vote to Revisit DEI in Executive Compensation

Our Board unanimously recommends that you vote AGAINST Proposal 6.

The National Legal and Policy Center (“NLPC”) has notified us that it intends to submit this shareholder proposal at our 2025 Annual Shareholders’ Meeting. NLPC owns shares of our common stock worth at least $2,000. The proponent is responsible, and neither we nor our Board accept any responsibility, for the content of this proposal.

Shareholder Proposal

WHEREAS: Since the June 2023 U.S. Supreme Court decision in Students for Fair Admissions v. Harvard College,1 hundreds of higher education institutions have shuttered their diversity, equity and inclusion (DEI) programs and positions.2

Consequently, “there has been a sharp uptick in litigation challenging corporate DEI programs and initiatives, alleging that they require unlawful employment and contracting decisions to be made on the basis of race, in violation of Title VII of the Civil Rights Act of 1964... “3

Corporations’ compliance lawyers now advise clients that “DEI initiatives and programs that are not open to all applicants or those that apply an explicit race- or gender-based focus will likely face continued and heightened scrutiny.” Also: “We also expect to see ongoing scrutiny of perceived hiring quotas and set-asides, particularly those that may appear to be incentivized by bonuses for management or company leadership.”4

Further, “companies, and their management teams and boards, should be prepared for increased employment-related litigation including litigation that seeks to hold executive officers and directors personally liable for purported breaches of their fiduciary duties in connection with the corporation’s DEI policies.”5

Many corporations dramatically reduced or eliminated their DEI programs,6 and companies face retribution for their discrimination. For example, Starbucks was the subject of a $28.3 million judgment after a former worker claimed she was fired for being white.7

SUPPORTING STATEMENT: McDonald’s Corporation (“Company”) has set leadership representation goals of 45 percent for women and 35 percent for “underrepresented groups” by the end of 2025.8 Additionally, the Company “aspires to increase U.S. systemwide spend with diverse-owned suppliers to 25% by the end of 2025.”

Pay for the Company’s executives includes incentives for progress towards “human capital metrics,” which “align with our strategic aspirations and hold executives accountable for efforts towards the Company’s DEI ambitions.”9 McDonald’s has devised a point system in its short term incentive plan for attaining “diverse representation in leadership roles,” which also includes conversion of franchisee applicants into new restaurant owners, “and diversity of such new owners.” Calculation of the Company’s Human Capital Metrics points “progress” represents 15% of the payout to executives in its short-term incentives plan.

These discriminatory quotas leave the Company ripe for regulatory, reputational and litigation risk. Its attempt to cram DEI’s non-GAAP nature into the proxy statement’s compensation discussion demands either a legally dubious quota regime, or it fails SEC compliance. 10 The Council of lnstitutional Investors’ general counsel stated that research shows “companies are engaging in an opportunistic use of non-GAAP earnings to justify higher executive pay.”

FTI Consulting advises there is a “heightened focus” on “litigation risk,” which “has transitioned from being merely an operational concern to becoming a strategic priority for the highest levels of corporate governance.”11

RESOLVED: Shareholders request the Board of Directors’ Compensation Committee to revisit its incentive guidelines for executive pay, to identify and consider eliminating discriminatory DEI goals from compensation inducements.

[1]	https://www.supremecourt.gov/opinions/22pdf/20- 1199_hgdj.pdf
[2]	https://www.chronicle.com/article/tracking-higher-eds-dismantling-of-dei
[3]	https://www.wilmerhale.com/insights/cIient-alerts/20240627-corporate-dei-landscape-one-year-after-sffa
[4]	https://www.skadden.com/insights/publications/2023/ 12/2024- insights/esg/the-supreme-cou1ts-affirmative-actionopinion
[5]	https://corpgov.law.harvard.edu/2024/02/14/how-boards-should-be-thinking-about-the-supreme-courts-sffa affirmative-action-decision/
[6]	https://nypost.com/2024/09/03/us-news/how-robby-starbuck-is-prompting-brands-like-ford-to-ditch-dei/
[7]	https://www.cnn.com/2023/08/17/business/starbucks-payment-racial-discrimination-white/index.html
[8]	https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/impact-strategy-and-reporting/performance reports.htm l#diversityEquityAndInclusion
[9]	https://corporate.mcdonalds.com/content/dam/sites/corp/nfl/pdf/2024%20Notice%20of%20Meeting%20and%20Proxy%20Statement_vf.pdf
[10]	https://tax.thomsonreuters.com/news/council-of-institutional-investors-again-urges-sec-to-close-loophole-on-non gaap-in-executive-pay/
[11]	https://www.fticonsulting.com/insights/articles/de-risking-litigation-exposure-conflict-management-integral business-administration

2025 Proxy Statement	87

Shareholder Proposals

Our Board’s Statement in Opposition

Our Board unanimously recommends that you vote “AGAINST” this proposal. The Compensation Committee of the Board of Directors (“Compensation Committee”) already conducts an annual evaluation and approval of the Company’s executive compensation program, including the metrics used in performance-based compensation plans, to ensure it is aligned with the Company’s business strategy. Moreover, we believe that the proposal unduly interferes with the flexibility and judgment of the Compensation Committee to determine the appropriate metrics for the Company’s executive compensation program. As a result, our Board believes the proposal is unnecessary, overly prescriptive and would not provide any benefit to shareholders.

The Compensation Committee already conducts an annual review of the Company’s executive compensation program to ensure it is aligned with the Company’s business strategy.

Consistent with its Charter, the Compensation Committee annually reviews all aspects of the Company’s executive compensation program to evaluate whether the program and the performance metrics included in its performance-based compensation plans drive the execution of the Company’s business strategy. There are three principles that drive the design of the executive compensation program: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value; and (iii) pay competitively. The Compensation Committee also provides extensive disclosure each year on its review process and the outputs of this process. Each year, the Compensation Committee considers shareholder perspectives on the Company’s executive compensation program and Say on Pay voting results, which in recent years have been supportive, as part of its review. Additionally, the Compensation Committee retains an independent compensation consulting firm to advise on the Company’s executive compensation design, including NEO target compensation opportunities.

Through this annual review, the Compensation Committee confirms that all metrics included in the Company’s performance-based compensation plans are aligned to the execution of its business strategy. As an example, the Company’s short-term incentive plan (“STIP”) design was revised and refined several times in recent years to best reflect the most significant priorities of the Company’s business strategy in the given year. In 2024, the Company introduced a qualitative Strategic Scorecard to its STIP design to measure management’s efforts towards advancing the Company’s core values (Serve, Inclusion, Integrity, Community, Family), driving employee engagement, and executing its franchising strategy. The Compensation Committee further refined the qualitative Strategic Scorecard for 2025. Based on its thorough and informed annual review, the Board believes that the metrics included in the Company’s current performance-based compensation plans are appropriate to support the Company’s strategic initiatives. Please see pages 50- 77 for further details of the Compensation Committee’s process.

The proposal unduly interferes with the flexibility and judgment of the Compensation Committee.

We believe that the Compensation Committee, which is comprised entirely of independent directors with a wide breadth of experiences, is best positioned to design an executive compensation program that is aligned with the Company’s business strategy and creates long-term shareholder value. The proposal refers to the Company’s 2023 STIP design, which included human capital metrics, and advocates for specific changes to those metrics. Consistent with our practice for all shareholders, the Company listens to shareholder perspectives and has engaged with the proponent to better understand its views. Since last year’s Annual Shareholders’ Meeting, we have also conducted outreach to shareholders representing approximately 42.1% of our outstanding shares of common stock to collect their feedback on our compensation design and other governance practices. Each of these perspectives is considered by the Compensation Committee as part of the broader mosaic of information it considers during its annual review. However, we believe that any shareholder proposal seeking to dictate specific metrics to include or not include within our pay design would inappropriately restrict the Compensation Committee as they exercise their business judgment.

In light of the Compensation Committee’s existing practice to conduct a thorough annual review of the executive compensation program, and our belief that the Compensation Committee should maintain the authority to conduct this review using its best business judgment, our Board believes that the action requested in the proposal is unnecessary, prescriptive and would not provide any benefit to shareholders.

Our Board unanimously recommends that you vote “AGAINST” Proposal 6.

88

Director & Executive Stock Ownership Policies

Our Stock Ownership Guidelines for Directors provide that Directors should own shares of our common stock equal in value to five times the annual cash retainer paid to Directors within five years of joining our Board. All Directors are currently in compliance with the guidelines, which are regularly reviewed by our Governance Committee. In addition, our Stock Ownership and Retention Policy imposes requirements on senior officers, as discussed under “Policy Regarding Management’s Stock Ownership” on page 64. Directors and officers are prohibited from entering into hedging or pledging arrangements with respect to our common stock.

Our Stock Ownership Guidelines for Directors, Stock Ownership and Retention Policy and Policy With Respect to the Hedging and Pledging of McDonald’s Stock are available on the “Governance Resources” section of our website at https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Security Ownership of Management

The following table shows the ownership of our common stock and common stock equivalent units for the named individuals, including Director nominees, as well as all current Directors and executive officers as a group, as of March 1, 2025. Directors and executive officers as a group owned (directly, indirectly and through benefit plans) less than 1% of our common stock.

	COMMON	STOCK
NAME	STOCK(1)	EQUIVALENTS(2)	TOTAL
Directors
Anthony Capuano	117	1,706	1,823
Kareem Daniel	145	1,592	1,737
Lloyd Dean	0	14,104	14,104
Catherine Engelbert	2,079	3,911	5,990
Margaret Georgiadis	2,130	10,026	12,156
Michael Hsu	89	688	777
John Mulligan	2,900	9,269	12,169
Jennifer Taubert	0	2,565	2,565
Paul Walsh	0	5,428	5,428
Amy Weaver	0	1,592	1,592
Miles White	5,000	22,092	27,092
Named Executive Officers
Christopher Kempczinski	779,700	4,877	784,577
Ian Borden	284,397	0	284,397
Gillian McDonald	31,510	0	31,510
Desiree Ralls-Morrison	62,672	86	62,758
Joseph Erlinger	246,002	0	246,002
All Directors and executive officers as a group (24 persons)	1,668,495	87,582	1,756,077
(1)	Includes vested stock options for executive officers. Directors and executive officers as a group have sole voting and investment power over the shares listed above, except for shared voting and investment powers for shares held by: Ms. Georgiadis: 2,130; Mr. Hsu: 89; and Mr. Mulligan: 2,900.
(2)	Includes common stock equivalent units credited under our Amended & Restated Deferred Compensation Plan and/or Board of Directors’ Deferred Compensation Plan, which are payable in cash.

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Stock Ownership

Security Ownership of Certain Beneficial Owners

The following table shows all beneficial owners of more than 5% of our common stock outstanding as of December 31, 2024.

	AMOUNT AND NATURE OF	PERCENT OF
NAME AND ADDRESS	BENEFICIAL OWNERSHIP	CLASS
The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355(1)	69,043,882	9.52%
BlackRock, Inc., 50 Hudson Yards, New York, NY 10001(2)	51,974,467	7.20%
(1)	Reflects shares deemed to be beneficially owned by The Vanguard Group, directly or through its subsidiaries, as of December 31, 2023, according to a Schedule 13G/A filed with the SEC on February 13, 2024 that indicates: (a) The Vanguard Group, an investment adviser, has sole voting power with respect to no shares, shared voting power with respect to 935,150 shares, sole dispositive power with respect to 65,827,581 shares and shared dispositive power with respect to 3,216,301 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.
(2)	Reflects shares deemed to be beneficially owned by BlackRock, Inc., directly or through its subsidiaries, as of December 31, 2023, according to a Schedule 13G/A filed with the SEC on January 26, 2024 that indicates: (a) BlackRock, Inc., a parent holding company, has sole voting power with respect to 46,509,457 shares and sole dispositive power with respect to 51,974,467 shares; and (b) all such shares were acquired and are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of our Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file reports with the SEC regarding their ownership of our securities and changes thereto. Based solely on our review of those reports and related written representations, we believe all such filing requirements applicable to our Directors and executive officers were timely met during 2024, except: (i) Morgan Flatley, Executive Vice President and Global Chief Marketing Officer, filed an amended Form 3 on January 17, 2025 to report certain holdings that were inadvertently excluded from her initial Form 3, which was timely filed on February 7, 2023, and were also omitted from the Forms 4 filed after the original Form 3 was filed; and (ii) Kareem Daniel, Director, purchased 145 shares across five transactions between November 3-9, 2022 that were reported on his Form 4 filed February 14, 2025.

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The following table summarizes how shareholders may submit proposals, including Director nominations, for our 2026 Annual Shareholders’ Meeting. Any such proposal or nomination should be emailed to corporatesecretary@us.mcd.com. See Rule 14a-8 under the Exchange Act and our By-Laws for all requirements.

TYPE OF PROPOSAL / NOMINATION	DESCRIPTION / INFORMATION TO BE PROVIDED	WHEN PROPOSAL / NOMINATION MUST BE RECEIVED
Shareholder-Nominated Director Candidates

Our By-Laws permit shareholders to nominate Directors for election at an annual shareholders’ meeting. A nominating shareholder must provide the information required by our By-Laws and give timely notice of the nomination to our Corporate Secretary in accordance with, and each nominee must meet the qualifications required by, our By-Laws. Shareholders who intend to solicit proxies in support of Director nominees other than our Board’s Director nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

No earlier than 5:00 p.m. Central Time on January 20, 2026, and no later than 5:00 p.m. Central Time on February 19, 2026
Proxy Access Director Candidates

Our By-Laws provide that, under certain circumstances, a shareholder or group of up to 20 shareholders may seek to include Director candidates that they have nominated in our proxy statement. Such nominating shareholder or group of shareholders must own, and have owned continuously for at least three years, at least 3% of the aggregate voting power of our outstanding common stock. The number of shareholder-nominated candidates appearing in our proxy statement cannot exceed the greater of two and 20% of the number of Directors then serving on our Board (if not a whole number, the largest whole number below 20%, which may be reduced under certain circumstances as described in our By-Laws). The nominating shareholder or group of shareholders must also deliver the information required by, and satisfy the other applicable requirements of, our By-Laws, and each nominee must meet the qualifications set forth in our By-Laws.

No earlier than 5:00p.m. Central Time on January 20, 2026, and no later than 5:00 p.m. Central Time on February 19, 2026
Shareholder Proposals

SEC rules permit shareholders to submit proposals for inclusion in our proxy statement by satisfying the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in our proxy statement for our 2026 Annual Shareholders’ Meeting, shareholder proposals must be emailed as described above, in addition to meeting the SEC’s other requirements.

No later than 5:00 p.m. Central Time on December 8, 2025
Other Proposals

For any proposal that is sought to be presented directly from the floor of our 2026 Annual Shareholders’ Meeting, our By-Laws require that (i) timely notice be given in writing to our Corporate Secretary, (ii) the proposal, as determined by the Chairman of the meeting, be a proper subject for shareholder action under Delaware law and (iii) the proposal satisfy certain other requirements set forth in our By-Laws.

No earlier than 5:00 p.m. Central Time on January 20, 2026, and no later than 5:00 p.m. Central Time on February 19, 2026

We intend to file a proxy statement, proxy card and annual report to shareholders with the SEC in connection with the solicitation of proxies for our 2026 Annual Shareholders’ Meeting. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

2025 Proxy Statement	91

Since January 1, 2024, there were no related person transactions within the meaning of SEC rules.

The McDonald’s System has over 40,000 restaurants worldwide, most of which are independently owned and operated. Within this extensive System, it is not unusual for our business to interact with many companies in many industries, including suppliers of food and other products and services. Our Board reviews and approves or ratifies, as appropriate, transactions, relationships or arrangements in which our Company is a participant and which involve Directors, Director nominees, executive officers and beneficial owners of more than 5% of our common stock, as well as immediate family members (including domestic partners) of the foregoing and companies in which the foregoing have a material interest.

Our Board has a written policy that sets out procedures for the reporting, review and approval/ratification of related person transactions. The policy operates in conjunction with other aspects of our compliance program, including a requirement that Directors and employees report any circumstances that may create or appear to create a conflict of interest, regardless of the amount involved. Directors and executive officers must also confirm information about related person transactions, and management reviews its books and records and makes other inquiries, as appropriate.

Under the policy, our Board evaluates related person transactions for purposes of recommending to our disinterested Directors whether or not such transactions are fair, reasonable and within Company policies and should be approved or ratified. Related person transactions involving Directors are reviewed by our Board at least annually.

Our Board has considered the following types of transactions and pre-approved them as not presenting material conflicts of interest: (i) compensation paid to Directors and executive officers that has been approved by our Board or Compensation Committee; (ii) Company contributions to RMHC and certain other contributions made in limited amounts to other charitable or not-for-profit organizations; and (iii) transactions in which the related person’s interest arises solely from ownership of our common stock and in which all holders of our common stock receive the same benefit on a pro rata basis. Our Board considers the appropriateness of any related person transaction not within the pre-approved classes in light of all relevant factors, including:

●	whether the terms of the transaction are arm’s length and in the ordinary course of our business;
●	the direct or indirect nature of the related person’s interest in the transaction;
●	the size and expected duration of the transaction; and
●	other facts and circumstances that bear on the materiality of the transaction under applicable law and stock exchange listing standards.

Related person transactions involving Directors are also subject to approval or ratification by our disinterested Directors when so required under Delaware law.

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1.    What is Included in the Proxy Materials?

The proxy materials for the meeting include the Notice of 2025 Annual Shareholders’ Meeting, this Proxy Statement and our 2024 Annual Report on Form 10-K. If you received a paper copy of the proxy materials, they also include a proxy card or voting instruction form.

2.    What is the Record Date?

March 24, 2025 is the record date for the meeting. Shareholders owning shares of our common stock at the close of business on that date may vote at the meeting. On that date, there were 715,072,124 shares of our common stock outstanding held by approximately 5 million shareholders. Each share of our common stock is entitled to one vote for each Director nominee and one vote for each other matter to be voted upon at the meeting.

3.    What are the Proposals to be Voted on, and What are the Voting Standards?

PROPOSAL		OUR BOARD’S VOTING RECOMMENDATION	VOTING STANDARD	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES
1	Election of 11 Directors to Serve Until our 2026 Annual Shareholders’ Meeting and Until Their Successors Have Been Elected and Qualified	“FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES	Majority of votes cast	None	None
2	Advisory Vote to Approve Executive Compensation	“FOR”	Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	None
3	Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2025	“FOR”	Majority of the voting power represented at the meeting and entitled to vote thereon	Vote against	Brokers may vote in their discretion
4-6	Advisory Vote on Three Shareholder Proposals, Each Only if Properly Presented	“AGAINST” EACH SHAREHOLDER PROPOSAL	Majority of the voting power represented at the meeting and entitled to vote on each shareholder proposal	Vote against	None

For Proposal 1, Directors will be elected by a majority of votes cast, which means that a Director nominee is elected if the number of votes cast “FOR” exceeds the number of the votes cast “AGAINST” his or her election.

With respect to each of the other proposals, shareholders may vote “FOR” or “AGAINST,” or abstain from voting. Pursuant to our By-Laws, in order to be approved by our shareholders, these proposals must receive the affirmative vote of a majority of the voting power of the shares of our common stock represented at the meeting and entitled to vote thereon.

Abstentions on any one or more of the proposals are shares present for purposes of determining a quorum, but an abstention on any proposal (other than Proposal 1) will have the effect of a vote “AGAINST” that proposal.

If any other business properly comes before shareholders for a vote at the meeting, your shares will be voted at the discretion of the persons named as your proxies on such matters to the extent authorized by Rule 14a-4(c) under the

2025 Proxy Statement	93

Q&A: Proxy Materials & Voting Information

Exchange Act. Our Board knows of no matters, other than those described in this Proxy Statement, to be presented for consideration at the meeting.

4.    Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We follow the SEC’s “Notice and Access” rule and have sent most shareholders a Notice of Internet Availability of Proxy Materials in lieu of a paper copy of the proxy materials. It provides instructions on how to access the proxy materials online, describes matters to be considered at the meeting and provides instructions on how to vote your shares. If you receive a Notice of Internet Availability of Proxy Materials, you can request a paper copy of the proxy materials by following the instructions included therein.

5.    How Can I Attend the 2025 Annual Shareholders’ Meeting?

We will have a virtual meeting. Only shareholders as of the record date may attend the virtual meeting. Shareholders must register in advance to ask questions or vote at the meeting by using the control number located on their Notice of Internet Availability of Proxy Materials, proxy card, voting instruction form or other communication. Beneficial shareholders must obtain a legal proxy in advance of the meeting in order to vote. See “Meeting Logistics” on page 97.

6.    How Can I Vote Before the 2025 Annual Shareholders’ Meeting?

We encourage shareholders to vote before the meeting. Most shareholders have a choice of voting by proxy before the meeting by internet, telephone, or mail. The internet and telephone voting procedures are designed to authenticate shareholders’ identities and to confirm that their instructions have been properly recorded. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website. 401(k) Plan participants should review their proxy cards for voting instructions and note that their votes must be cast by 10:59 p.m. Central Time on May 15, 2025.

7.    Can I Vote at the 2025 Annual Shareholders’ Meeting?

We encourage you to vote before the meeting, but registered shareholders may also vote during the meeting by attending the virtual meeting as described above. Voting at the meeting will revoke any prior votes cast. In order for a beneficial shareholder to vote by ballot at the meeting, such holder must obtain and submit a legal proxy from his or her bank, broker, or other nominee. See “Meeting Logistics” on page 97. 401(k) Plan participants may not vote by ballot at the meeting.

8.    What is a Quorum?

A quorum will be present if the holders of a majority of the voting power of the shares of our common stock entitled to vote are present or represented by proxy at the meeting. Under Delaware law, abstentions and broker non-votes are counted as present in determining whether a quorum is present.

9.    How are Votes Tabulated?

We have appointed Broadridge Financial Solutions, Inc. as the independent inspector of election for the meeting. The independent inspector of election will tabulate all votes cast at the meeting.

10.    What is the Difference Between Holding Shares as a Registered Shareholder and as a Beneficial Holder?

If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a registered shareholder with respect to those shares. If you hold your shares through an intermediary, such as a bank or broker, then you are considered the beneficial holder of those shares.

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Q&A: Proxy Materials & Voting Information

11.    What if I am a Registered Shareholder and Do Not Specify a Choice When Returning a Proxy?

All valid proxies properly executed and received by us before the meeting will be voted as directed by shareholders. Registered shareholders who submit a validly executed proxy, but do not specify how they want their shares voted, will have their shares voted as follows:

●	“FOR” the election of each of our Board’s 11 Director nominees;
●	“FOR” the approval of executive compensation;
●	“FOR” the ratification of the appointment of Ernst & Young LLP as independent auditor for 2025; and
●	“AGAINST” each shareholder proposal.

12.    What if I am a Beneficial Holder and Do Not Give Instructions on How to Vote? What is a Broker Non-Vote?

Each intermediary holding shares on behalf of a beneficial holder is subject to certain NYSE rules regarding voting and votes according to its own procedures. Under NYSE rules, Proposal 3 (the proposal to ratify the appointment of Ernst & Young LLP as our independent auditor) is usually considered a discretionary item. This means that brokerage firms may generally vote in their discretion on behalf of clients who have not furnished voting instructions at least 15 days before the meeting. In contrast, all other proposals described in this Proxy Statement are non-discretionary items. This means that brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals, resulting in a broker non-vote. Broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the votes for these proposals.

13.    What if I Want to Change My Vote?

Registered shareholders may revoke their proxy and change their vote before it is exercised at the meeting by (i) submitting written notice to our Corporate Secretary, (ii) submitting a later dated and properly executed proxy (by internet, telephone or mail), which must be received by us before 10:59 p.m. Central Time on May 19, 2025, or (iii) attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts.

Beneficial holders may change or revoke their voting instructions before they are exercised at the meeting by (i) providing instructions again through the means specified on their voting instruction form (with most having the option of doing so by internet, telephone or mail), which must be received by the deadline set forth on the voting instruction form, or (ii) if properly registered in advance, by attending the virtual meeting and voting by ballot, as described above. Only your latest dated, validly executed proxy counts. Note that beneficial holders must obtain and submit a legal proxy from their bank, broker or other nominee in order to vote by ballot at the meeting.

14.    How are Proxies Solicited, and What is the Cost?

We will provide the Notice of Internet Availability of Proxy Materials, or electronically deliver or mail the proxy materials, to shareholders beginning on or about April 7, 2025 in connection with the solicitation of proxies by our Board on our behalf to be used at the meeting. We will pay the cost of soliciting proxies. We have retained Innisfree M&A Incorporated for certain advisory and solicitation services for a fee of approximately $40,000. Proxies also may be solicited by our Directors and employees on our behalf by internet, telephone, mail, or email, or in person. Those individuals will not receive additional compensation for such work.

15.    How Can I View or Request Copies of Corporate Documents and SEC Filings?

Shareholders may access financial and other information on the “Investors” section of our website at www.investor.mcdonalds.com. Copies of these documents and other information are also available free of charge by

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Q&A: Proxy Materials & Voting Information

emailing a request to shareholder.services@us.mcd.com. Also available on our website or upon request, free of charge, are copies of the following documents:

●	Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (and any amendments thereto) filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act;
●	Certificate of Incorporation and By-Laws;
●	Committee charters;
●	Corporate Governance Principles;
●	Standards on Director Independence;
●	Standards of Business Conduct, which apply to all of our employees (including our executive officers);
●	Code of Conduct for the Board of Directors, which applies to all of our non-employee Directors;
●	Policy for Pre-Approval of Audit and Non-Audit Services; and
●	Political Contribution Policy.

A list of registered shareholders entitled to vote at the meeting will be available for inspection by any shareholder, for any purpose related to the meeting, for ten days before the meeting during ordinary business hours at our principal executive offices at 110 North Carpenter Street, Chicago, Illinois 60607. Email corporatesecretary@us.mcd.com to schedule an appointment to review the list.

16.    What is Householding?

Shareholders with the same last name and address will receive one package containing a separate Notice of Internet Availability of Proxy Materials for each individual shareholder at that address. Shareholders with the same last name and address who have elected to receive paper copies will receive only one copy of the proxy materials unless they have notified us that they wish to continue receiving multiple copies. This method of delivery (known as “householding”) helps ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

If you hold our stock certificates or have book-entry shares at Computershare, you can opt out of the householding practice and receive prompt delivery of a separate copy of the proxy materials by calling 1-800-621-7825 (toll-free) from the U.S. and Canada, or 1-312-360-5129 from other countries, or by writing to McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., P.O. Box 43006, Providence, Rhode Island 02940-3006. If you are a beneficial shareholder and you would like to opt out of this practice, contact your bank or broker.

If you are receiving multiple copies of the proxy materials at your household and would prefer to receive a single copy, contact McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., at the above phone numbers or address. If you are a beneficial holder, contact your bank or broker.

17.    Who Should I Contact if I Have Questions?

If you have any questions or require assistance with voting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: +1 (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

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Attendance at Our 2025 Annual Shareholders’ Meeting

Only shareholders as of the record date may attend the virtual meeting, or any adjournment or postponement thereof, through the meeting website at https://www.cesonlineservices.com/mcd25_vm. You will not be able to attend the meeting in person at a physical location. To attend the virtual meeting as a shareholder and have the ability to vote and/or submit a comment or question, you must pre-register no later than 9:00 a.m. Central Time on May 19, 2025 using the instructions described below.

Pre-Registration for Registered Shareholders

Registered shareholders must use the control number located on the Notice of Internet Availability, proxy card, email or other communication that accompanied their proxy materials. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd25_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

Registration requests must be received no later than 9:00 a.m. Central Time on May 19, 2025. You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the meeting.

Pre-Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote

Beneficial shareholders must use the control number on the Notice of Internet Availability, voting instruction form or other instructions received from their bank, brokerage firm or other intermediary. To pre-register to participate in the meeting remotely, visit the website https://www.cesonlineservices.com/mcd25_vm with your control number and follow the instructions.

After registering, you will receive a confirmation email with a link and instructions for accessing the meeting. Verify that you have received the confirmation email in advance of the meeting, including the possibility that it may be in your spam or junk email folder.

We encourage you to vote in advance of the meeting. Beneficial shareholders who intend to vote during the meeting must obtain a legal proxy from their bank, brokerage firm or other intermediary. Most banks or brokerage firms allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your bank or brokerage firm. If you request a legal proxy online and do not receive an email containing your legal proxy within two business days of such request, contact your bank or brokerage firm. If you request a legal proxy by mail and do not receive it within five business days of such request, contact your bank or brokerage firm.

You may submit your legal proxy either (i) in advance of the meeting by attaching the legal proxy (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to MCDRegister@proxy-agent.com or (ii) along with your voting ballot during the meeting. We must have your legal proxy in order for your vote submitted during the meeting to be valid. To avoid any technical difficulties on the day of the meeting, we encourage you to submit your legal proxy in advance in an email to MCDRegister@proxy-agent.com to ensure that your vote is counted, rather than wait to upload your legal proxy during the meeting. Multiple legal proxies must be combined into one document for purposes of uploading them to the meeting website.

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Meeting Logistics

Voting at the Meeting

Shareholders that pre-register for the meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the meeting. Registered shareholders may vote directly by accessing the available ballot on the meeting website. Beneficial shareholders who have previously submitted a legal proxy as described above may also vote directly by accessing the available ballot on the meeting website.

If you are a beneficial shareholder and you did not email your legal proxy in advance of the meeting, you must upload an image of the legal proxy (in PDF, JPEG, GIF or PNG file format) during the meeting when completing the ballot. See “Pre-Registration for Beneficial Shareholders & Obtaining a Legal Proxy to Vote” above for information on obtaining a legal proxy from your bank or brokerage firm. Instructions for presenting the legal proxy (if necessary) along with the online ballot will be provided during the meeting. Prepare in advance by obtaining a legal proxy as soon as possible.

Submitting a Question During the Meeting

Meeting attendees may submit written comments or questions during the meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the meeting website during the meeting.

Questions received during the meeting will be answered as the allotted meeting time permits. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. In light of the number of business items on the meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every shareholder who wishes to have a question or comment addressed during the meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to meeting matters, as well as to edit profanity or other inappropriate language. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting.

Virtual Meeting Technical Assistance

If you encounter any technical difficulties accessing the meeting, the meeting reminder email will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at 8:30 a.m. Central Time on May 20, 2025 and will remain available until the meeting has ended.

Questions

If you have any questions or require assistance with pre-registering for the meeting, contact our proxy solicitation firm at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 717-3926

Shareholders from other countries: +1 (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

All trademarks used herein are property of their respective owners.

© 2025 Mc Donald’s

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Thank You

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Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V71853-P28885 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain ! ! ! C/O McDONALD'S CORPORATION POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 SCAN TO VIEW MATERIALS & VOTEw Read the Proxy Statement and have the proxy card in hand. Please note that the telephone and pre-meeting Internet voting turns off at 10:59 p.m. Central Time on May 19, 2025. 401(k) plan participants must vote by 10:59 p.m. Central Time on May 15, 2025. Vote by Internet: Before the meeting - www.proxyvote.com or scan the QR code above with your smartphone. During the virtual meeting (see the Proxy Statement for pre-registration instructions) - https://www.cesonlineservices.com/mcd25_vm Vote by Phone: 1-800-690-6903 Vote by Mail: Complete this proxy card, sign and return it using the enclosed envelope. McDONALD'S CORPORATION ANNUAL SHAREHOLDERS' MEETING FOR HOLDERS AS OF 3/24/25 TO BE HELD ON 5/20/25 AT 9:00 A.M. CENTRAL TIME McDONALD'S CORPORATION A Proposals The Board recommends a vote FOR each of its Director nominees identified on this proxy card. 1. Election of 11 Directors to serve until the Company's 2026 Annual Shareholders’ Meeting and until their successors have been elected and qualified. 1a. Anthony Capuano The Board recommends a vote FOR management proposals 2 and 3. 2. Advisory Vote to Approve Executive Compensation. 4. Advisory Vote on Report Related to Oversight of Advertising Risks. 5. Advisory Vote on Disclosure on Climate Transition Plans. 6. Advisory Vote to Revisit DEI in Executive Compensation. The Board recommends a vote AGAINST shareholder proposals 4 through 6. 3. Advisory Vote to Ratify the Appointment of Ernst & Young LLP as Independent Auditor for 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This proxy is solicited on behalf of the Board of Directors (the Board) of McDonald’s Corporation (the Company). The shares represented by this proxy will be voted as directed by the shareholder (see reverse side). If this signed card contains no specific voting instructions, the shares will be voted with the Board’s recommendations, except for 401(k) Plan participants. For Against Abstain Authorized Signatures — This section MUST be completed for your vote to be counted. — Sign B and Date Below I (we) hereby revoke any proxy previously given, and appoint Christopher Kempczinski, Ian Borden and Desiree Ralls-Morrison, and each of them, as proxies with full power of substitution to vote in the manner provided above, all shares the undersigned is entitled to vote at the Company's 2025 Annual Shareholders’ Meeting, or any postponement or adjournment thereof, and further authorize each such proxy to vote in his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including, without limitation, to vote for the election of such substitute nominee(s) for Director as such proxies may select in the event that any nominee(s) named above become(s) unable to serve. (401(k) Plan participants are appointing the Plan Trustee – see reverse side.) Your vote is important. Thank you for voting. Please sign as your name(s) appear(s) above and return the card promptly. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you attend the meeting and decide to vote online through the virtual meeting website, such vote will supersede this proxy. ! ! ! 1c. Lloyd Dean 1b. Kareem Daniel 1e. Margaret Georgiadis 1d. Catherine Engelbert 1f. Michael Hsu 1g. Christopher Kempczinski 1h. Jennifer Taubert 1i. Paul Walsh 1j. Amy Weaver 1k. Miles White ! ! ! ! ! ! ! ! ! ! ! !

V71854-P28885 Proxy — McDONALD'S CORPORATION Voting Instructions for McDonald’s Corporation 401(k) Plan Participants 401(k) plan participants must vote by 10:59 p.m. Central Time on May 15, 2025. By casting your vote on the reverse side of this proxy card, you are directing the Trustee of the McDonald's Corporation 401(k) Plan (the Plan) to vote the shares of common stock of McDonald's Corporation that are allocated to your Plan account(s), as well as any shares that have not been voted by other Plan participants and/or have not yet been allocated to Plan participants' accounts. If you do not specify voting instructions, the Trustee will vote these shares in accordance with the terms of the Plan. If you do NOT want to vote all shares in the same way, please contact Broadridge, the independent inspector of election, via email at mcdonalds@broadridge.com, or indicate that you want to vote the Plan shares and registered shares separately. Your directions to vote Plan shares will be kept confidential by Broadridge. McDonald’s Corporation Annual Shareholders’ Meeting Information Tuesday, May 20, 2025 9:00 a.m. Central Time Virtual meeting at https://www.cesonlineservices.com/mcd25_vm To be admitted to the meeting as a shareholder, you must pre-register by visiting the website set forth above and using the control number on this proxy card. You must pre-register by 9:00 a.m. Central Time on Monday, May 19, 2025. More information on pre-registration can be found in the Proxy Statement. Important Notice Regarding the Availability of Proxy Materials for McDonald’s Corporation's Annual Shareholders’ Meeting to be Held on May 20, 2025: The Notice and Proxy Statement and the 2024 Annual Report to Shareholders are available at www.proxyvote.com.